As filed with the Securities and Exchange Commission on March 11, 1999
                                                   Registration No. 333-64539
                                                                    333-64539-01

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                 AMENDMENT NO. 1
                                       and
                         POST-EFFECTIVE AMENDEMENT NO. 2
                                       to

                                    FORM S-3

                                      Under
                             SECURITIES ACT OF 1933

                                   ----------

                   THE CIT GROUP SECURITIZATION CORPORATION II
                               THE CIT GROUP, INC.
            (Exact name of each registrant specified in its charter)

                                   ----------


   Delaware                                                      22-3328188
   Delaware                                                      13-2994534
(State or other                                               (I.R.S. Employer
 jurisdiction                                                Identification No.)
of incorporation
or organization)


THE CIT GROUP SECURITIZATION
      CORPORATION II                                      THE CIT GROUP, INC.
       650 CIT Drive                                 1211 Avenue of the Americas
Livingston, New Jersey 07039                           New York, New York  10036
      (973) 535-3514                                        (212) 536-1950
   (Address of principal                                (Address of principal
    executive offices)                                     executive offices)

                                   ----------

       ERNEST D. STEIN, ESQ.                                   Copies to:
     Executive Vice President,                           PAUL N. WATTERSON, ESQ.
    General Counsel & Secretary                         SCHULTE ROTH & ZABEL LLP
        THE CIT GROUP, INC.                                 900 Third Avenue
    1211 Avenue of the Americas                         New York, New York 10022
     New York, New York  10036
         (212)-536-1950
(Name and address of agent for service)

                                   ----------

        Approximate date of commencement of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

==============================================================================================
                                                 Proposed         Proposed
                                    Amount to     Maximum          Maximum          Amount of
    Title of each class of             be         Offering        aggregate       registration
 securities to be registered       registered  Price Per Unit  offering price(1)    fee(3)(4)
----------------------------------------------------------------------------------------------
Asset-Backed
  Securities..................    $550,000,000     100%         $550,000,000       $152,605.00
----------------------------------------------------------------------------------------------
Limited Guarantees
  of The CIT Group, Inc.(2)...
==============================================================================================


(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price, pursuant to Rule 457(c).

(2) May be issued in connection with issuance of the Asset-Backed Securities of trusts formed by The CIT Group Securitization Corporation II. No additional consideration will be paid for the Limited Guarantee; accordingly, no separate filing fee is being paid herewith, pursuant to Rule 457(n).


(3) Pursuant to Rule 457(b), the required fee paid herewith has been reduced by $295.00, which is the amount equal to the fee previously paid with respect to this Registration Statement pursuant to Rule 457.

(4) Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement contains a combined prospectus that also relates to Registration Statement Nos. 333-36061 and 333-36061-01 previously filed by the Registrants on Form S-3 and declared effective on October 31, 1997. The Registrants are carrying forward $435,816,271 aggregate principal amount of Asset-Backed Securities from Registration Statement Nos. 333-36061 and 333-36061-01 for which a filing fee of $132,065.54 was previously paid.


      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.


      Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement contains a combined prospectus that also relates to Registration Statement Nos. 333-36061 and 333-36061-01 previously filed by the Registrants on Form S-3 and declared effective on October 31, 1997. This Registration Statement constitutes Post-Effective Amendment No. 2 to Registration Statement Nos. 333-36061 and 333-36061-01 and such Post-Effective Amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933.


================================================================================

                      SUBJECT TO COMPLETION, DATED ________

                              PROSPECTUS SUPPLEMENT
                     (To Prospectus dated ___________, 199_)

                             $________ (Approximate)

                               CIT RV Trust 19_-_

                  [$________ Class A ___% Asset-Backed Notes]

                    $________ ___% Asset-Backed Certificates

               The CIT Group Securitization Corporation II, Seller

                  The CIT Group/Sales Financing, Inc., Servicer

The CIT RV Trust 19__-_ (the "Trust" or the "Issuer") will be formed pursuant to a [Trust Agreement, to be dated as of _________________, between The CIT Group Securitization Corporation II (the "Company" or the "Seller") and ____________________, as trustee (the "Owner Trustee"),] [Pooling and Servicing Agreement, to be dated as of _______________ among The CIT Group Securitization Corporation II (the "Company" or the "Seller"), _____________, as trustee (the "Trustee") and The CIT Group/Sales Financing, Inc., as servicer (the "Servicer").] [and will issue Class A ____% Asset-Backed Notes (the "Notes") in the principal amount of $_______________ pursuant to an Indenture, to be dated as of ______________, between the Issuer and ______________________________, as trustee (the "Indenture Trustee").] The Trust will also issue ____% Asset-Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") in the principal amount of $___________.

The assets of the Trust will primarily include a pool of [simple interest] retail installment sale contracts (the "Initial Contracts") secured by the new and used recreation vehicles financed thereby (the "Initial Financed Vehicles"), certain monies received under the Initial Contracts on and after ___________ (the "Initial Cut-off Date"), an assignment of the security interests in the Initial Financed Vehicles, the Collection Account, the Certificate Distribution Account, [the Note Distribution Account, the Cash Collateral Account, the Capitalized Interest Account and the Pre-Funding Account,] in each case, together with the proceeds thereof [(other than investment earnings on the Cash Collateral Account),] the

                                                   (Continued on following page)

A discussion of certain risk factors that should be considered by prospective purchasers of the Securities offered hereby can be found on page S-__herein and on page __ in the accompanying Prospectus.

THE SECURITIES WILL REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE CIT GROUP SECURITIZATION CORPORATION II, THE CIT GROUP/SALES FINANCING, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                Price to        Underwriting     Proceeds to the
                                Public(1)       Discount         Company(1)(2)
[Per Class A Note].........     ______%         ______%          ______%
Per Certificate............     ______%         ______%          ______%
Total......................     $               $                $
                                ======          ======           ======
--------------------------------------------------------------------------------
(1) Plus accrued interest at the [Interest Rate or] the Pass-Through Rate, as appropriate, from [date].

(2)   Before deduction of expenses payable by the Company estimated at $_______.

The Securities are offered subject to receipt and acceptance by the Underwriters, to prior sale and to the Underwriters' right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the Securities will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"), and in the case of the Notes, Cedel Bank, societe anonyme ("Cedel") and the Euroclear System ("Euroclear") on or about ______________, against payment therefor in immediately available funds.

The date of this Prospectus Supplement is ______________, 199 .

                             [NAME OF UNDERWRITERS]

(continued from preceding page)

proceeds from claims under certain insurance policies in respect of individual Initial Financed Vehicles or the related Obligors and certain rights under the [Sale and Servicing Agreement, to be dated as of ___________ (the "Sale and Servicing Agreement"), among the Seller, the Servicer, and the Trust] [Pooling and Servicing Agreement]. [From time to time during the Funding Period, additional [simple interest] retail installment sale contracts (the "Subsequent Contracts" and, together with the Initial Contracts, the "Contracts") secured by the new and used recreation vehicles financed thereby (the "Subsequent Financed Vehicles" and, together with the Initial Financed Vehicles, the "Financed Vehicles"), certain monies received under the Subsequent Contracts on and after the related subsequent cut-off dates (each, a "Subsequent Cut-off Date"), an assignment of the security interests in the Subsequent Financed Vehicles and proceeds from claims under certain insurance policies in respect of individual Subsequent Financed Vehicles or the related Obligors will be purchased by the Trust from the Seller from monies on deposit in the Pre-Funding Account.]

      [The Notes will be secured by the assets of the Trust (other than the Certificate Distribution Account [and the Cash Collateral Account]) pursuant to the Indenture. The Notes will bear interest at the rate of ____% per annum. Interest on the Notes will generally be payable on the [fifteenth] day of each month (each, a "Distribution Date"), commencing __________. Principal on the Notes will be payable on each Distribution Date to the extent described herein.] The Certificates represent fractional undivided interests in the Trust. The
Certificates   will  bear   interest  at  the  rate  of  ____%  per  annum  (the
"Pass-Through Rate") and will be distributed to Certificateholders on each Distribution Date to the extent described herein. [Distributions of interest and principal on the Certificates will be subordinated in priority of payment to payment of interest and principal on the Notes, to the extent described herein. No principal will be paid on the Certificates until all of the Notes have been paid in full, except for payments of the Principal Liquidation Loss Amount (as defined herein), if any.] The final scheduled Distribution Dates for the Notes and the Certificates will be the ____ Distribution Date and the ____ Distribution Date, respectively.

      There currently is no secondary market for the Securities and there is no assurance that one will develop. The Underwriters expect, but are not obligated, to make a market in the Securities. There is no assurance that any such market will develop, or if one does develop, that it will continue or provide sufficient liquidity.

      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE SECURITIES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                                   ----------

      This Prospectus Supplement does not contain complete information about the offering of the Securities. Additional information is contained in the
Prospectus of the Seller dated ____________, 199_ (the "Prospectus") and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. To the extent, if any, that any statement in the final Prospectus Supplement is inconsistent with statements contained in this Prospectus Supplement, the statements in the final Prospectus Supplement shall control. Terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Prospectus.

      Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------

                                     SUMMARY

      This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus Supplement or in the Prospectus.

Issuer..........................    CIT RV Trust  199__-__  (the  "Trust" or the
                                    "Issuer"),  [a Delaware business trust to be
                                    formed by the Seller  and the Owner  Trustee
                                    pursuant to the Trust Agreement, to be dated
                                    as  of   ____________,   199__  (the  "Trust
                                    Agreement")]  [a trust to be  formed  by the
                                    Seller  pursuant to a Pooling and  Servicing
                                    Agreement  to be  dated  as of  ___________,
                                    199__   (the    "Pooling    and    Servicing
                                    Agreement") among the Seller, the Servicer and the Trustee].

Seller..........................    The CIT Group Securitization  Corporation II
                                    (the  "Company"),  a  wholly-owned,  limited
                                    purpose  subsidiary  of The CIT Group,  Inc.
                                    ("CIT").   [Neither   CIT  nor  any  of  its
                                    affiliates,  including  the  Company and The
                                    CIT Group/Sales Financing, Inc. ("CITSF"), has guaranteed, insured or is otherwise obligated with respect to the Securities.]
                                    See "Risk Factors--Limited Obligations."

Servicer........................    The CIT Group/Sales Financing, Inc. (in such
                                    capacity   referred   to   herein   as   the
                                    "Servicer"),  a  wholly-owned  subsidiary of
                                    CIT. The Servicer  will be  responsible  for
                                    managing,   administering,   servicing   and
                                    making collections on the contracts held by the Trust.

[Owner Trustee].................    ___________________,  as  trustee  under the
                                    Trust Agreement (the "Owner Trustee" [and, together with the Indenture Trustee, the "Trustees"]).

[Indenture Trustee].............    ____________________,  as trustee  under the
                                    Indenture, to be dated as of _________, 199__ (the "Indenture Trustee").

[Trustee].......................    _________________,   as  trustee  under  the
                                    Pooling   and   Servicing   Agreement   (the
                                    "Trustee").

Risk Factors....................    Certain    potential    risks    and   other
                                    considerations are particularly relevant to a decision to invest in any securities sold hereunder. See "Risk Factors."

The Certificates................    The CIT RV Trust 199__-__ ____% Asset-Backed
                                    Certificates   (the   "Certificates")   will
                                    represent fractional undivided interests in the Trust. See "The Certificates--General."

                                    The Trust  will issue  $_________  aggregate
                                    principal   amount  of   Certificates   (the
                                    "Original  Certificate Balance") pursuant to
                                    the [Trust Agreement] [Pooling and Servicing
                                    Agreement].  [Payments  in  respect  of  the
                                    Certificates   will   be   subordinated   to
                                    payments on the Notes to the limited extent described herein and in the Prospectus.] See "The Certificates--General."

                                    The  Certificates  will be issued in minimum
                                    denominations   of  $20,000   and   integral
                                    multiples of $1,000 in excess thereof and will

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    be  available  in   book-entry   form  only;
                                    [provided, however, that one Certificate may
                                    be issued in a  denomination  other  than an
                                    integral  multiple  of $1,000  such that the
                                    Affiliated Purchaser (as defined herein) may
                                    be  issued  at  least  1%  of  the  Original
                                    Certificate  Balance (as  defined  herein)].
                                    Persons  ("Certificate   Owners")  acquiring
                                    beneficial  interests  in  the  Certificates
                                    will  hold  their   interests   through  The
                                    Depository Trust Company ("DTC"). Definitive
                                    Certificates  will be issued  only under the
                                    limited  circumstances  described herein and
                                    in  the   Prospectus.   Unless   and   until
                                    Certificates   of  a  class  are  issued  in
                                    definitive  form, all  references  herein to
                                    distributions,    notices,    reports    and
                                    statements  to and to actions by and effects
                                    upon  the  related  Certificateholders  will
                                    refer to the same  actions and effects  with
                                    respect  to DTC or Cede & Co.  ("Cede"),  as
                                    the  case  may be,  for the  benefit  of the
                                    related  Certificate  Owners  in  accordance
                                    with  the  DTC   procedures.   See  "Certain
                                    Information           Regarding          the
                                    Securities--Book-Entry   Registration"   and
                                    "--Definitive Securities" in the Prospectus and Annex I hereto.

The Notes.......................    The  CIT RV  Trust  199__-__  Class  A ____%
                                    Asset-Backed   Notes   (the   "Notes"   and,
                                    together   with   the   Certificates,    the
                                    "Securities") will represent obligations of the Trust secured by assets of the Trust
                                    (other  than  the  Certificate  Distribution
                                    Account [and the Cash Collateral  Account]).
                                    See "The Notes--General."

                                    The   Trust   will   issue    $_____________
                                    aggregate principal amount of Notes pursuant
                                    to  an   Indenture,   to  be   dated  as  of
                                    ____________, 199__, between the Issuer and the Indenture Trustee (the "Indenture"). See "The Notes--General."

                                    The  Notes   will  be   issued  in   minimum
                                    denominations   of   $1,000   and   integral
                                    multiples  of $1,000 in excess  thereof  and
                                    will be available in  book-entry  form only.
                                    Definitive  Notes will be issued  only under
                                    the limited circumstances  described herein.
                                    Persons ("Note Owners") acquiring beneficial
                                    interests  in  the  Notes  will  hold  their
                                    interests  through DTC in the United  States
                                    or Cedel Bank,  societe anonyme ("Cedel") or
                                    the  Euroclear   System   ("Euroclear")   in
                                    Europe.  Unless  and until  Notes of a class
                                    are   issued   in   definitive   form,   all
                                    references herein to distributions, notices,
                                    reports and  statements to and to actions by
                                    and  effects  upon the  related  Noteholders
                                    will refer to the same  actions  and effects
                                    with respect to DTC or Cede, as the case may
                                    be,  for the  benefit  of the  related  Note
                                    Owners   in   accordance    with   the   DTC
                                    procedures.    See   "Certain    Information
                                    Regarding     the     Securities--Book-Entry
                                    Registration" and "--Definitive Securities" in the Prospectus and Annex I hereto.

Property of the Trust...........    The  property  of the Trust  will  primarily
                                    include  (i) a  pool  of  [simple  interest]
                                    retail   installment   sale  contracts  (the
                                    "Initial  Contracts") secured by the new and
                                    used recreation  vehicles  financed  thereby
                                    (the  "Initial  Financed  Vehicles"),   (ii)
                                    certain  monies  received  under the Initial
                                    Contracts  on and after  ___________,  199__
                                    (the  "Initial  Cut-off  Date"),   (iii)  an
                                    assignment of the security  interests in the
                                    Initial   Financed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Vehicles,  (iv) the  Collection  Account (as
                                    defined     herein),     the     Certificate
                                    Distribution Account, [the Note Distribution
                                    Account  (as  defined   herein),   the  Cash
                                    Collateral Account, the Capitalized Interest
                                    Account   (as   defined   herein)   and  the
                                    Pre-Funding  Account (as defined herein), in
                                    each case together with the proceeds thereof
                                    (other than investment  earnings on the Cash
                                    Collateral  Account (as  defined  herein))],
                                    (v) the proceeds  from claims under  certain
                                    insurance  policies in respect of individual
                                    Initial  Financed  Vehicles  or the  related
                                    Obligors   (as  defined   herein)  and  (vi)
                                    certain rights under the [Sale and Servicing
                                    Agreement,  to be dated as of  _____________
                                    199__ (the "Sale and Servicing Agreement"), among the Seller, the Servicer and the Trust] [Pooling and Servicing Agreement].

                                    [From   time  to  time  the  Trust  will  be
                                    obligated to purchase from the Seller during
                                    the  Funding  Period,   additional   [simple
                                    interest] retail  installment sale contracts
                                    (the  "Subsequent  Contracts" and,  together
                                    with the Initial Contracts, the "Contracts")
                                    secured  by  the  new  and  used  recreation
                                    vehicles  financed  thereby (the "Subsequent
                                    Financed  Vehicles"  and,  together with the
                                    Initial  Financed  Vehicles,  the  "Financed
                                    Vehicles"),  certain  monies  received under
                                    the  Subsequent  Contracts  on and after the
                                    related   Subsequent   Cut-off   Dates,   an
                                    assignment of the security  interests in the
                                    Subsequent  Financed  Vehicles  and proceeds
                                    from claims under certain insurance policies
                                    in respect of individual Subsequent Financed
                                    Vehicles or the related Obligors from monies
                                    on deposit in the Pre-Funding  Account.  See
                                    "The   Trust   Property."   The   Subsequent
                                    Contracts will have an aggregate principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the "Pre-Funded Amount") on the Closing Date (as defined herein).]

                                    CITSF  will  be  obligated   to   repurchase
                                    Contracts (a  "Repurchased  Contract")  upon
                                    the   occurrence  of  certain   breaches  of
                                    representations     and     warranties    (a
                                    "Repurchase   Event").   See  "The  Purchase
                                    Agreements and the Trust Documents--Sale and
                                    Assignment    of    the    Contracts"    and
                                    "--Servicing Procedures" in the Prospectus.

The Contracts...................    The  property  of  the  Trust  will  consist
                                    primarily of installment  sale contracts for
                                    recreation vehicles originated by recreation
                                    vehicle dealers  ("Dealers") in the ordinary
                                    course of business  and acquired by CITSF or
                                    The CIT  Group/Consumer  Finance,  Inc. (NY)
                                    ("CITCF-NY")  in the ordinary  course of its
                                    business [and  originated  directly by CITSF
                                    or  one of its  affiliates  in the  ordinary
                                    course  of its  business  and  purchased  by
                                    CITSF   or  one  of  its   affiliates   from
                                    unaffiliated  third  parties].  The Financed
                                    Vehicles will consist of motor homes, travel
                                    trailers  and  other  types  of   recreation
                                    vehicles.  See "The  Contract  Pool."  On or
                                    prior  to  the  date  of   issuance  of  the
                                    Securities  (the "Closing  Date"),  CITCF-NY
                                    will  sell  certain   contracts   that  will
                                    constitute   a   portion   of  the   Initial
                                    Contracts  to CITSF  pursuant  to a purchase
                                    agreement,  to be dated as of  ____________,
                                    199__,  and  CITSF  will  sell  the  Initial
                                    Contracts  to  the  Company  pursuant  to  a
                                    purchase  agreement,   to  be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    dated   as  of   ___________,   199__   (the
                                    "Purchase Agreement"),  and the Company will
                                    sell  the  Initial  Contracts  to the  Trust
                                    pursuant   to  the   [Sale   and   Servicing
                                    Agreement]     [Pooling    and     Servicing
                                    Agreement].  [CITSF or the  Seller or one of
                                    their respective  affiliates will retain the
                                    right to receive a portion  of the  interest
                                    accruing  on  some  or all of the  Contracts
                                    sold to the Trust.  See "the Contract  Pool"
                                    and "The Purchase  Agreements  and the Trust
                                    Documents--Sale   and   Assignment   of  the
                                    Contracts" in the Prospectus.]

                                    As of the Initial  Cut-off Date, the Initial
                                    Contracts had an aggregate principal balance of $__________, a weighted average original maturity of ___ months and a remaining weighted average maturity of ___ months. The final scheduled payment date on the Initial Contract with the last maturity occurs in ___________. See "The Contract Pool." The Contracts will generally be prepayable at any time without penalty to the purchaser of the related Financed Vehicles or Obligor.

                                    [From  time  to  time   during  the  Funding
                                    Period, CITSF will be obligated to sell, and
                                    the Company  will be  obligated to purchase,
                                    pursuant  to  a  purchase   agreement   (the
                                    "Subsequent  Purchase Agreement") subject to
                                    the  satisfaction  of  certain   conditions,
                                    Subsequent  Contracts  at a  purchase  price
                                    equal  to  the  aggregate  principal  amount
                                    thereof  as of the first day in the  related
                                    month of  transfer  designated  by CITSF and
                                    the Company  (each,  a  "Subsequent  Cut-off
                                    Date").   A  portion   of  such   Subsequent
                                    Contracts  may be  acquired  by  CITSF  from
                                    CITCF-NY  or  other   affiliates  of  CITSF.
                                    Pursuant to one or more subsequent  transfer
                                    agreements  (each,  a  "Subsequent  Transfer
                                    Agreement")  between  the  Company  and  the
                                    Trust,  and subject to the  satisfaction  of
                                    certain conditions, the Company will in turn
                                    sell the  Subsequent  Contracts to the Trust
                                    at a purchase price equal to the amount paid
                                    by the Company to CITSF for such  Subsequent
                                    Contracts,  which  purchase  price  shall be
                                    paid   from   monies  on   deposit   in  the
                                    Pre-Funding Account. The aggregate principal
                                    balance of the  Subsequent  Contracts  to be
                                    conveyed  to the Trust  during  the  Funding
                                    Period   will   not   exceed   $___________.
                                    Subsequent  Contracts  will  be  transferred
                                    from  CITSF  to the  Company  and  from  the
                                    Company to the Trust on the Business Day (as
                                    defined  herein)  specified by CITSF and the
                                    Company   during  the  month  in  which  the
                                    related   Subsequent   Cut-off  Date  occurs
                                    (each, a "Subsequent Transfer Date").]

[The Pre-Funding Account].......    [The Pre-Funding  Account will be maintained
                                    as an Eligible  Account (as defined herein),
                                    initially  maintained  with the  [Indenture]
                                    [Owner]  Trustee,  and the funds on  deposit
                                    therein will be invested solely in Permitted
                                    Investments  (as defined herein) that mature
                                    not later than one Business Day prior to the
                                    next  succeeding  Distribution  Date,  until
                                    such funds are  applied  by the  [Indenture]
                                    [Owner] Trustee during the Funding Period to
                                    pay to the  Company the  purchase  price for
                                    Subsequent  Contracts.   See  "The  Contract
                                    Pool--Pre-Funding    Account;    Capitalized
                                    Interest

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                                      S-6
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                                    Account."   Monies   on   deposit   in   the
                                    Pre-Funding Account will not be available to
                                    cover   losses  on  or  in  respect  of  the
                                    Contracts.

                                    On the Closing Date, the Pre-Funding Account
                                    will be  created  with an  initial  deposit,
                                    from  the  proceeds  of the  Securities,  of
                                    $____________ (the "Pre-Funded Amount"). The
                                    "Funding Period" will be the period from the
                                    Closing  Date until the earliest to occur of
                                    (i) the date on which the  amount on deposit
                                    in the  Pre-Funding  Account  (exclusive  of
                                    investment  earnings) is less than $100,000,
                                    [(ii) the date on which an Event of  Default
                                    occurs under the Indenture,]  (iii) the date
                                    on  which an  Event  of  Termination  occurs
                                    under  the [Sale  and  Servicing  Agreement]
                                    [Pooling and Servicing Agreement],  (iv) the
                                    insolvency of the Company,  CITSF,  CITCF-NY
                                    or CIT,  or (v) the  close  of  business  on
                                    _________. During the Funding Period, on one
                                    or  more  Subsequent   Transfer  Dates,  the
                                    Pre-Funded   Amount   will  be   applied  to
                                    purchase   Subsequent   Contracts  from  the
                                    Company.   The  Company   expects  that  the
                                    Pre-Funded  Amount  will be  reduced to less
                                    than  $100,000  by  ________,   although  no
                                    assurance  can be given  that  this  will in
                                    fact occur.  Any  portion of the  Pre-Funded
                                    Amount   remaining   on   deposit   in   the
                                    Pre-Funding   Account  at  the  end  of  the
                                    Funding  Period will be payable as principal
                                    to [Noteholders and]  Certificateholders  in
                                    accordance  with the  Pre-Funded  Percentage
                                    (as    defined    herein)   on   the   first
                                    Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.]

[Capitalized Interest Account]..    [On the Closing Date approximately  $_______
                                    of  the  proceeds   from  the  sale  of  the
                                    Securities will be deposited into an account
                                    (the   "Capitalized    Interest    Account")
                                    maintained as an Eligible Account, initially
                                    maintained  with  the  [Indenture]   [Owner]
                                    Trustee  and the  funds on  deposit  therein
                                    will  be   invested   solely  in   Permitted
                                    Investments  that  mature no later  than one
                                    Business Day prior to the next  Distribution
                                    Date.  Amounts  deposited in the Capitalized
                                    Interest   Account   will  be  used  on  the
                                    ___________,    _________    and   _________
                                    Distribution  Dates, if applicable,  to fund
                                    the  excess,  if any,  of (i) the product of
                                    (x) one-twelfth the weighted  average of the
                                    Interest Rate and the  Pass-Through  Rate as
                                    of the  first  day of the  related  Interest
                                    Accrual Period and (y) the undisbursed funds
                                    (excluding   investment   earnings)  in  the
                                    Pre-Funding  Account  (as of the last day of
                                    the related Due Period) over (ii) the amount
                                    of any  investment  earnings on funds in the
                                    Pre-Funding  Account  that are  available to
                                    pay interest on the  Securities on each such
                                    Distribution Date. On each Distribution Date
                                    during   the   Funding   Period  any  amount
                                    remaining   in  the   Capitalized   Interest
                                    Account   in   excess   of   the    Required
                                    Capitalized   Interest  Amount  (as  defined
                                    under   "The   Contract    Pool--Pre-Funding
                                    Account;   Capitalized   Interest  Account")
                                    shall  be   [released   to  the   Affiliated
                                    Purchaser (as defined herein)] [deposited in
                                    the   Collection   Account].   Any   amounts
                                    remaining   in  the   Capitalized   Interest
                                    Account  on the  last  day  of  the  Funding
                                    Period and not used for such purposes will be deposited in the Collection Account and will be available for distributions, as described herein, on the first Distribution
                                    Date  thereafter  or,  if  the

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                                      S-7
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                                    end  of   the   Funding   Period   is  on  a
                                    Distribution Date, then on such date. Monies
                                    on  deposit  in  the  Capitalized   Interest
                                    Account will not be available to cover losses on or in respect of the Contracts.]

Distribution Dates..............    Payments of interest  and  principal  on the
                                    Securities  will be made on the  [fifteenth]
                                    day of each month or, if any such day is not
                                    a  Business  Day,  on  the  next  succeeding
                                    Business Day (each, a "Distribution  Date"),
                                    commencing   _________.   Payments   on  the
                                    Securities on each Distribution Date will be
                                    made to the holders of record of the related
                                    Securities  at the close of  business on the
                                    Business  Day  immediately   preceding  such
                                    Distribution   Date   or,   in   the   event
                                    Definitive Securities have been issued, at the close of business on the last Business
                                    Day of the month immediately preceding the month in which such Distribution Date occurs
                                    (each, a "Record Date").

                                    To the  extent not  previously  paid in full
                                    prior   to  such   time,   the   outstanding
                                    principal  amount  of the  [Notes  and]  the
                                    Certificates   will   be   payable   on  the
                                    Distribution  Dates  occurring  in _________
                                    [and (the "Note Final Scheduled Distribution
                                    Date")  (the  "Certificate  Final  Scheduled
                                    Distribution Date"), respectively.]

                                    A  "Business  Day" is any day  other  than a
                                    Saturday, Sunday or any day on which banking
                                    institutions   or  trust  companies  in  the
                                    states of New York [___________] or Oklahoma
                                    are   authorized   by  law,   regulation  or
                                    executive order to be closed.

Interest Accrual Period.........    The period for which  interest is payable on
                                    a Distribution  Date on the Securities shall
                                    be the one-month period from the most recent
                                    Distribution   Date  to  but  excluding  the
                                    following  Distribution Date, or in the case
                                    of  the  initial   Distribution   Date  from
                                    ___________  to but  excluding  the  initial
                                    Distribution   Date  (each,   an   "Interest
                                    Accrual Period").

Due Period......................    With respect to any  Distribution  Date, the
                                    "Due  Period"  is the  period  during  which
                                    principal,  interest and other  amounts will
                                    be   collected   on   the    Contracts   for
                                    application towards the payment of principal and interest to the Securityholders and the payment of fees on such Distribution Date.
                                    The "Due Period" will be the calendar month immediately preceding the Distribution Date.
                                    The first Due Period will commence on and include __________ and will end on and include ___________.

Determination Date..............    The   "Determination   Date"  is  the  third
                                    Business  Day  prior  to  each  Distribution
                                    Date.  On  each   Determination   Date,  the
                                    Servicer will determine the Available Amount
                                    (as defined herein) for  distribution on the
                                    related  Distribution  Date,  allocate  such
                                    amounts    between    [the    Notes,]    the
                                    Certificates and the Servicer Payment (as defined herein), and advise the Trustees (or the paying agent appointed pursuant to the [Sale and Servicing Agreement] [Pooling and
                                    Servicing Agreement]) of the amounts of the payments to be made to Securityholders, all as described under "The Purchase Agreements and The Trust Documents--Distributions" in the Prospectus.

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                                      S-8
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                                    The "Available  Amount" on any  Distribution
                                    Date is equal to the  excess  of (A) the sum
                                    of  (i)  all   amounts  on  deposit  in  the
                                    Collection    Account     attributable    to
                                    collections  or deposits  made in respect of
                                    such Contracts  (including any Late Fees) in
                                    the related Due Period and (ii) the Purchase
                                    Price (as defined  herein) for any  Contract
                                    repurchased by CITSF as a result of breaches
                                    of certain representations and warranties or
                                    purchased  by the  Servicer  as a result  of
                                    breaches of certain  covenants,  any Monthly
                                    Advances   (as   defined   herein)  and  any
                                    Non-Reimbursable    Payments   (as   defined
                                    herein)  made  by  the  Servicer,   if  such
                                    Purchase    Price,    Monthly   Advance   or
                                    Non-Reimbursable Payment is paid on or prior
                                    to the  Deposit  Date  (as  defined  herein)
                                    immediately   preceding  such   Distribution
                                    Date,  over  (B)  the  sum of the  following
                                    amounts (to the extent that the Servicer has
                                    not  already   withheld  such  amounts  from
                                    collections  on  the  Contracts):   (i)  any
                                    repossession     profits    on    liquidated
                                    Contracts,  Liquidation Expenses (as defined
                                    in  the  [Sale  and   Servicing   Agreement]
                                    [Pooling and Servicing  Agreement]) incurred
                                    and  taxes  and  insurance  advanced  by the
                                    Servicer  in  respect of  Financed  Vehicles
                                    that are  reimbursable to the Servicer under
                                    the [Sale and Servicing  Agreement] [Pooling
                                    and Servicing  Agreement],  (ii) any amounts
                                    incorrectly   deposited  in  the  Collection
                                    Account,  (iii) net  investment  earnings on
                                    the  funds in the  Collection  Account,  and
                                    (iv)  any  other  amounts  permitted  to  be
                                    withdrawn from the Collection Account by the
                                    Servicer  (or to be retained by the Servicer
                                    from collections on the Contracts)  pursuant
                                    to  the  [Sale  and   Servicing   Agreement]
                                    [Pooling and Servicing Agreement].

Terms of the Certificates.......    The principal terms of the Certificates will
                                    be as described below:

  A. Pass-Through Rate..........    The  Certificates  will bear interest at the
                                    rate of ____% per annum  (the  "Pass-Through
                                    Rate").

  B. Interest...................    Interest   accruing   during   the   related
                                    Interest  Accrual  Period  (computed  on the
                                    basis of a 360-day year consisting of twelve
                                    30-day   months)   will   be   paid  to  the
                                    Certificateholders  of record on the related
                                    Record Date, on each  Distribution  Date, to
                                    the extent of the  Available  Amount on such
                                    Distribution  Date (i) in an amount equal to
                                    one-twelfth    of   the   product   of   the
                                    Pass-Through   Rate   and  the   Certificate
                                    Balance,  as of the  preceding  Distribution
                                    Date (after giving  effect to  distributions
                                    of principal and interest to be made on such
                                    Distribution  Date)  or (ii) in the  case of
                                    the first  Distribution  Date,  in an amount
                                    equal   to   interest    accruing   at   the
                                    Pass-Through  Rate from  ___________  to but
                                    excluding  the first  Distribution  Date, on
                                    the Original  Certificate  Balance. See "The
                                    Certificates--Distribution of Interest." The
                                    "Certificate  Balance"  means  the  Original
                                    Certificate   Balance  reduced  by  (i)  all
                                    distributions    allocable    to   principal
                                    actually    made   to    Certificateholders,
                                    including    payments   of   any   Principal
                                    Liquidation  Loss Amount (as defined herein)
                                    and payments of any  Principal  Distribution
                                    Amount made to the Certificateholders  which
                                    are   allocable  to   principal,   (ii)  the
                                    aggregate    amount    of   all    Principal
                                    Liquidation  Loss Amounts  distributable  to

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                                      S-9
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                                    Certificateholders   to  the   extent   such
                                    amounts   have   not   been  so   previously
                                    distributed   and  (iii)  on  or  after  the
                                    Distribution  Date on which the  Notes  have
                                    been paid in full (the  "Cross-Over  Date"),
                                    the   aggregate   amount  of  all  Principal
                                    Distribution  Amounts  (as  defined  herein)
                                    distributable to  Certificateholders  to the
                                    extent  such   amounts   have  not  been  so
                                    previously  distributed.   Distributions  of
                                    interest on the Certificates  will be funded
                                    to the extent of the Available  Amount after
                                    the  Servicer  has been  paid  the  Servicer
                                    Payment and interest and  principal has been
                                    paid  in   respect  of  the  Notes  on  such
                                    Distribution Date [or, to the extent such Available Amount is insufficient, will be funded through a payment from the Cash Collateral Account, subject to the Available Cash Collateral Amount (as defined herein), under the circumstances described herein].

                                    The  "Servicer  Payment"  is  equal  on each
                                    Distribution   Date   to  the   sum  of  the
                                    reimbursement  then due to the  Servicer for
                                    outstanding   Monthly   Advances   and   the
                                    Servicing   Fee    (including   any   unpaid
                                    Servicing Fees for past Distribution Dates).

                                    The rights of  Certificateholders to receive
                                    distributions    of    interest    will   be
                                    subordinated to the rights of Noteholders to
                                    receive   distributions   of  interest   and
                                    principal,  as  described  herein.  See "The
                                    Certificates--Distributions of Interest."

  C. Principal..................    On each  Distribution  Date on or after  the
                                    Cross-Over    Date,    principal    of   the
                                    Certificates will be payable, subject to the
                                    remaining    Available   Amount   [and   the
                                    Available  Cash  Collateral  Amount],  in an
                                    amount equal to the  Principal  Distribution
                                    Amount  with  respect  to such  Distribution
                                    Date. Such principal payments will be funded
                                    to  the  extent  of  the  Available   Amount
                                    remaining  after the  Servicer has been paid
                                    the Servicer  Payment,  and the interest due
                                    on the  Certificates  has been paid [or,  to
                                    the   extent   such   Available   Amount  is
                                    insufficient,   will  be  funded  through  a
                                    payment  from the Cash  Collateral  Account,
                                    subject  to the  Available  Cash  Collateral
                                    Amount,  under the  circumstances  described
                                    herein]. The rights of Certificateholders to
                                    receive     distributions    of    principal
                                    (following the payment of  distributions  of
                                    interest  in  respect  of the  Certificates)
                                    will  be   subordinated  to  the  rights  of
                                    Noteholders  to  receive   distributions  of
                                    interest and principal.

                                    On  each  Distribution  Date  prior  to  the
                                    Cross-Over Date, the Certificateholders will
                                    be  entitled   to  receive   the   Principal
                                    Liquidation    Loss    Amount    for    such
                                    Distribution  Date. Such principal  payments
                                    will  be  funded   to  the   extent  of  the
                                    Available   Amount   remaining   after   the
                                    Servicer has been paid the Servicer Payment, the principal and interest due on the Notes has been paid and the interest on the Certificates has been paid [or, to the extent that such remaining Available Amount is insufficient, will be funded through a payment from the Cash Collateral Account, subject to the Available Cash Collateral Amount, under the circumstances described herein]. The "Principal Liquidation Loss Amount" for any Distribution Date will equal the amount, if any,

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                                      S-10
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                                    by   which   the   sum  of   the   aggregate
                                    outstanding  principal  balance of the Notes
                                    and the  Certificate  Balance  (after giving
                                    effect to all  distributions of principal on
                                    such  Distribution  Date) exceeds the sum of
                                    the  aggregate   principal  balance  of  the
                                    Contracts  (the  "Pool  Balance")  plus  the
                                    amounts   remaining   on   deposit   in  the
                                    Pre-Funding Account, if any, at the close of
                                    business  on the last day of the related Due
                                    Period.   The  Principal   Liquidation  Loss
                                    Amount represents future principal  payments
                                    on  the  Contracts  that,   because  of  the
                                    subordination   of  the   Certificates   and
                                    liquidation  losses on the  Contracts,  will
                                    not be paid to the  Certificateholders.  The
                                    Certificate  Balance  will be reduced to the
                                    extent  that  prior to the  Cross-Over  Date
                                    distributions are not made in respect of the
                                    Principal Loss Liquidation  Amount and on or
                                    after the Cross-Over Date  distributions are
                                    not  made  in  respect   of  the   Principal
                                    Distribution Amount. As a result of such reductions, less interest will accrue on the Certificates than would otherwise be the case.

                                    [In the  event  that  the  Certificates  are
                                    outstanding   on   the   Certificate   Final
                                    Scheduled  Distribution  Date (after  taking
                                    into  account  distributions  on such date),
                                    the [Owner]  Trustee will  withdraw from the
                                    Cash Collateral Account (to the extent funds
                                    are   available   therefor   in   the   Cash
                                    Collateral Account), and will deposit in the
                                    Certificate    Distribution    Account   for
                                    distribution to the Certificateholders in retirement of the Certificates, an amount equal to the Certificate Balance.]

  D. Redemption.................    [The   Certificates   will  be   subject  to
                                    mandatory  redemption in part, on a pro rata
                                    basis, on the Distribution  Date immediately
                                    succeeding  the  day on  which  the  Funding
                                    Period ends (or on the Distribution  Date on
                                    which the Funding Period ends if the Funding
                                    Period ends on a  Distribution  Date) in the
                                    event  that any  portion  of the  Pre-Funded
                                    Amount remains on deposit in the Pre-Funding
                                    Account  at the  end of the  Funding  Period
                                    after giving  effect to the  acquisition  by
                                    the  Seller and the sale to the Trust of all
                                    Subsequent  Contracts,  including  any  such
                                    acquisition  and  conveyance  on the date on
                                    which the Funding Period ends. The aggregate
                                    principal   amount  of  Certificates  to  be
                                    redeemed  on such  date  will  be an  amount
                                    equal to the Pre-Funded Percentage allocable
                                    to the  Certificates  of the amount  then on
                                    deposit  in the  Pre-Funding  Account.]  The
                                    "Pre-Funded  Percentage" with respect to the
                                    Notes or the  Certificates is the percentage
                                    derived from the fraction,  the numerator of
                                    which is the  initial  principal  balance of
                                    the  Notes  or  the   Original   Certificate
                                    Balance,   as  the  case  may  be,  and  the
                                    denominator of which is the sum of the initial principal balance of the Notes and the Original Certificate Balance. See "The
                                    Certificates--Redemption."

                                    In the  event  of an  Optional  Purchase  or
                                    Auction  Sale,  the  Certificates   will  be
                                    redeemed at a redemption  price equal to the
                                    Certificate  Balance plus accrued and unpaid
                                    interest thereon at the  Pass-Through  Rate.
                                    See   "Summary--Optional   Purchase  of  the
                                    Contracts,"     "--Auction    Sale,"    "The
                                    Certificates--Redemption"

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                                      S-11
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                                    and "The Purchase  Agreements  and The Trust
                                    Documents--Insolvency Event."

[Terms of the Notes]............    The principal  terms of the Notes will be as
                                    described below:

  A. Interest Rate..............    The Notes will bear  interest at the rate of
                                    _____% per annum (the "Interest Rate").

  B. Interest...................    Interest   accruing   during   the   related
                                    Interest  Accrual  Period  (computed  on the
                                    basis of a 360-day year consisting of twelve
                                    30-day   months)   will   be   paid  to  the
                                    Noteholders  of record on the related Record
                                    Date,  on  each  Distribution  Date,  to the
                                    extent  of  the  Available  Amount  on  such
                                    Distribution  Date (i) in an amount equal to
                                    one-twelfth  of the product of the  Interest
                                    Rate and the outstanding  principal  balance
                                    on   the   Notes,   as  of   the   preceding
                                    Distribution Date (after giving effect to distributions of principal and interest to be made on such Distribution Date) or (ii) in the case of the first Distribution Date, in an amount equal to interest accruing at the Interest Rate from _____________ to but excluding the first Distribution Date, on the outstanding principal balance of the Notes as of the Closing Date. See "The
                                    Notes--Payment of Interest."

  C. Principal..................    Principal  of the Notes  will be  payable on
                                    each Distribution Date in an amount equal to
                                    the    Principal     Distribution    Amount,
                                    calculated    as   described    under   "The
                                    Notes--Payments of Principal," to the extent of the Available Amount remaining after the Servicer has been paid the Servicer Payment and following the payment of interest due on the Notes on such Distribution Date.

                                    The unpaid principal balance of the Notes will be payable on the Note Final Scheduled Distribution Date. See "The Notes--Payments of Principal."

  D. Redemption.................    [The  Notes  will be  subject  to  mandatory
                                    redemption in part, on a pro rata basis,  on
                                    the Distribution Date immediately succeeding
                                    the day on which the Funding Period ends (or
                                    on  the  Distribution   Date  on  which  the
                                    Funding  Period ends if the  Funding  Period
                                    ends on a  Distribution  Date) in the  event
                                    that any  portion of the  Pre-Funded  Amount
                                    remains  on   deposit  in  the   Pre-Funding
                                    Account  at the  end of the  Funding  Period
                                    after giving  effect to the  acquisition  by
                                    the  Seller and the sale to the Trust of all
                                    Subsequent  Contracts,  including  any  such
                                    acquisition  and  conveyance  on the date on
                                    which the Funding Period ends. The aggregate
                                    principal  amount of Notes to be redeemed on
                                    such  date  will be an  amount  equal to the
                                    Pre-Funded Percentage allocable to the Notes
                                    of  the  amount   then  on  deposit  in  the
                                    Pre-Funding      Account.      See      "The
                                    Notes--Redemption"  and "Certain Information
                                    Regarding    the    Securities"    in    the
                                    Prospectus.]

                                    In the  event  of an  Optional  Purchase  or
                                    Auction  Sale,  as  described  herein,   the
                                    outstanding  Notes  will be  redeemed,  at a
                                    redemption   price   equal  to  the   unpaid
                                    principal amount of the Notes plus accrued and unpaid interest thereon at the Interest Rate. See

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                                      S-12
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                                    "Summary--Optional     Purchase    of    the
                                    Contracts,"     "--Auction    Sale,"    "The
                                    Notes--Redemption"    and   "The    Purchase
                                    Agreements        and       The        Trust
                                    Documents--Termination" in the Prospectus.

[Subordination of
  the Certificates].............    The  rights  of  the  Certificateholders  to
                                    receive  distributions  with  respect to the
                                    Contracts will be subordinated to the rights
                                    of the Noteholders,  to the extent described
                                    herein.  This  subordination  is intended to
                                    enhance the  likelihood of timely receipt by
                                    Noteholders  of the full  amount of interest
                                    and  principal  required to be paid to them,
                                    and  to  afford  the   Noteholders   limited
                                    protection against losses in respect of the Contracts.

                                    No   distribution   will   be  made  to  the
                                    Certificateholders  on any Distribution Date
                                    in  respect of (i)  interest  until the full
                                    amount  of  interest  and  principal  on the
                                    Notes payable on such  Distribution Date has
                                    been distributed to the Noteholders,  [other
                                    than  payments  from  the  Cash   Collateral
                                    Account,] and (ii) principal until the Notes
                                    have   been   paid  in  full,   other   than
                                    distributions  in respect  of the  Principal
                                    Liquidation Loss Amount.

                                    The protection  afforded to the  Noteholders
                                    by the subordination feature described above
                                    will be effected by the  preferential  right
                                    of the Noteholders to receive, to the extent
                                    described herein, current distributions from
                                    collections   on  or  in   respect   of  the
                                    Contracts prior to the application of such collections to payments in respect of the Certificates. [There is no other protection against losses on the Contracts afforded the Notes.] [The Cash Collateral Account will not be available to provide a source of funds to make payments of principal or interest on the Notes.]

[Cash Collateral Account].......    On the Closing  Date,  an account (the "Cash
                                    Collateral  Account")  will  be  established
                                    pursuant   to  the   [Sale   and   Servicing
                                    Agreement]     [Pooling    and     Servicing
                                    Agreement].  The [Owner]  Trustee  will have
                                    the  right  to  withdraw  (or  cause  to  be
                                    withdrawn) payments from the Cash Collateral
                                    Account    under    certain    circumstances
                                    specified below. The Cash Collateral Account
                                    will be  funded on the  Closing  Date in the
                                    amount  of  $_________  (the  "Initial  Cash
                                    Collateral  Amount")  from the proceeds of a
                                    loan (the  "Loan") to be made by one or more
                                    financial   institutions   selected  by  the
                                    Company  (the "Cash  Collateral  Depositor")
                                    pursuant  to  a  Cash  Collateral  Agreement
                                    among  the Cash  Collateral  Depositor,  the
                                    Trust and the Servicer (the "Cash Collateral
                                    Agreement"). The Cash Collateral Depositor's
                                    only   recourse   against   the   Trust  for
                                    repayment  of the  Loan  is  from  the  Cash
                                    Collateral   Account   Surplus  (as  defined
                                    herein),   Excess  Collections  (as  defined
                                    herein),   certain  investment  earnings  on
                                    funds   deposited  in  the  Cash  Collateral
                                    Account   and   payments   from   the   Cash
                                    Collateral  Account  upon  maturity  of  the
                                    Loan,  in each case as set forth in the Cash
                                    Collateral  Agreement.  With  respect to any
                                    Distribution  Date, the amount  available to
                                    be  withdrawn   from  the  Cash   Collateral
                                    Account  (the   "Available  Cash  Collateral
                                    Amount") will equal the lesser of (i) the Required Cash Collateral Amount (as defined herein) and (ii) the amount on deposit in the Cash

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                                      S-13

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                                    Collateral Account exclusive of interest and
                                    earnings  thereon and any investment  losses
                                    and expenses and before giving effect to any
                                    deposit  to be made to the  Cash  Collateral
                                    Account on such  Distribution  Date.  If the
                                    Available Amount on any Distribution Date is
                                    insufficient   (after  paying  the  Servicer
                                    Payment   and   paying  the   interest   and
                                    principal  due on  the  Notes),  to pay  the
                                    interest and principal (including,  prior to
                                    the    Cross-Over    Date,   any   Principal
                                    Liquidation  Loss  Amount)  required  to  be
                                    distributed  on  the  Certificates  on  such
                                    Distribution  Date, the [Owner] Trustee will
                                    withdraw (or cause to be withdrawn) from the
                                    Cash  Collateral  Account an amount equal to
                                    the lesser of the amount of such  deficiency
                                    or the Available Cash Collateral Amount. See
                                    "Enhancement--Cash  Collateral  Account." If
                                    the  Available  Cash  Collateral  Amount  is
                                    zero,  holders of the Certificates will bear
                                    the risk of loss  resulting  from default by
                                    Obligors and will have to look  primarily to
                                    the value of the related  Financed  Vehicles
                                    for  recovery of the  outstanding  principal
                                    and  unpaid   interest   on  the   Defaulted
                                    Contracts (as defined herein).

                                    On each Distribution Date, the Servicer will
                                    deposit  Excess   Collections   (as  defined
                                    herein) into the Cash Collateral  Account in
                                    an amount  sufficient to increase the amount
                                    on deposit in the Cash Collateral Account to
                                    the Required Cash  Collateral  Amount and to
                                    make  payments of  principal  or interest on
                                    the Loan as required by the Cash  Collateral
                                    Agreement.  [Excess Collections, if any, not
                                    so  required  to be  deposited  in the  Cash
                                    Collateral  Account  will  be  paid  to  the
                                    Affiliated  Purchaser (as defined  herein).]
                                    "Excess  Collections"  for any  Distribution
                                    Date will  equal the  amounts  collected  or
                                    deposited in respect of the Contracts in the
                                    related  Due Period and which  remain in the
                                    Collection Account on such Distribution Date
                                    after taking into account  distributions  to
                                    be made on the  Securities  and payments and
                                    reimbursements to be made to the Servicer on
                                    such  Distribution  Date.  See "The Purchase
                                    Agreements        and       The        Trust
                                    Documents--Distributions" in the Prospectus.
                                    The "Required Cash  Collateral  Amount" with
                                    respect to any Distribution Date means ____%
                                    of the Pool  Balance  as of the first day of
                                    the related Due Period, but in no event less
                                    than  $__________,   subject  to  adjustment
                                    based on  delinquencies  and  losses  on the
                                    Contracts,  provided  that the Required Cash
                                    Collateral  Amount  shall  never be  greater
                                    than   the   outstanding   balance   of  the
                                    Certificates and may be reduced from time to
                                    time if the Rating Agencies shall have given
                                    prior  written  notice  to the  Seller,  the
                                    Servicer and the Issuer that such  reduction
                                    will not result in a downgrade or withdrawal
                                    of the then current ratings of the Notes and
                                    the  Certificates.   See  "Enhancement--Cash
                                    Collateral Account."

                                    If, on any Distribution  Date, the Available
                                    Cash  Collateral  Amount  (after taking into
                                    account any deposits to and withdrawals from
                                    the Cash Collateral  Account pursuant to the
                                    [Sale and Servicing  Agreement] [Pooling and
                                    Servicing  Agreement]  on such  Distribution
                                    Date) exceeds the Required  Cash  Collateral
                                    Amount for the next Distribution  Date, such
                                    excess   (the   "Cash   Collateral   Account
                                    Surplus") will, to the extent required to make payments

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                                      S-14

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                                    of principal  and  interest on the Loan,  be
                                    withdrawn from the Cash Collateral Account and paid to the Cash Collateral Depositor. [The balance, if any, of such excess will be withdrawn from the Cash Collateral Account and paid to the Affiliated Purchaser.] See "Enhancement--Cash Collateral Account."

Monthly Advances................    With  respect to each  Contract  as to which
                                    there has been an Interest  Shortfall during
                                    the  related  Due  Period   (other  than  an
                                    Interest  Shortfall  arising from a Contract
                                    which has been  prepaid in full or which has
                                    been subject to a Relief Act  Reduction  (as
                                    defined   herein)  during  the  related  Due
                                    Period), the Servicer shall advance funds in
                                    the amount of such Interest Shortfall (each,
                                    a "Monthly Advance"), but only to the extent
                                    that  the   Servicer,   in  its  good  faith
                                    judgment,  expects to recover  such  Monthly
                                    Advance  from  subsequent  collections  with
                                    respect to interest on such Contract made by
                                    or on behalf of the obligor  thereunder (the
                                    "Obligor"), or from net liquidation proceeds
                                    or insurance  proceeds  with respect to such
                                    Contract.  The Servicer  shall be reimbursed
                                    for  any  Monthly  Advance  from  subsequent
                                    collections  with respect to such  Contract.
                                    If the Servicer determines in its good faith
                                    judgment   that  an   unreimbursed   Monthly
                                    Advance shall not  ultimately be recoverable
                                    from  subsequent  collections,  the Servicer
                                    shall be reimbursed for such Monthly Advance
                                    from   collections  on  all  Contracts.   In
                                    determining whether an advance is or will be
                                    nonrecoverable,  the Servicer  need not take
                                    into  account  that  it  might  receive  any
                                    amounts in a deficiency  judgment against an
                                    Obligor.   The  Servicer  will  not  make  a
                                    Monthly   Advance  in  respect  of  (i)  the
                                    principal   component   of   any   scheduled
                                    payment,   or  (ii)  an  Interest  Shortfall
                                    arising from a Contract which has been prepaid in full or which has been subject to a Relief Act Reduction during the related
                                    Due Period. See "The Purchase Agreements and
                                    The Trust Documents--Monthly Advances" in the Prospectus.

                                    "Interest Shortfall" means with respect to any Contract and any Distribution Date, the excess of (A) the product of (i) the sum of
                                    (a)  one-twelfth of the weighted  average of
                                    the Pass-Through Rate and the Interest Rate and (b) on-twelfth of the Servicing Fee Rate (as defined herein) and (ii) the outstanding principal amount of such Contract as of the last day of the second preceding Due Period (or, in the case of the first Due Period ending after the Contract was acquired by the Trust, as of the Initial Cut-off Date or the Subsequent Cut-off Date, as the case may
                                    be),  over (B) the  amount of  interest,  if
                                    any, collected on such Contract in the related Due Period.

Non-Reimbursable Payments.......    With  respect to each  Contract  as to which
                                    there has been an Interest  Shortfall in the
                                    related  Due Period  arising  from  either a
                                    prepayment  in full of  such  Contract  or a
                                    Relief  Act  Reduction  in  respect  of such
                                    Contract  during such Due Period,  the [Sale
                                    and   Servicing   Agreement]   [Pooling  and
                                    Servicing   Agreement]   will   require  the
                                    Servicer  to  deposit  into  the  Collection
                                    Account  on  the  Business  Day  immediately
                                    preceding the following  Distribution  Date,
                                    without    the    right    of     subsequent
                                    reimbursement,   an  amount

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                                      S-15

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                                    equal   to  such   Interest   Shortfall   (a
                                    "Non-Reimbursable  Payment").  [The Servicer
                                    will   not  be   obligated   to   make   any
                                    Non-Reimbursable Payments.]

Servicing Fees..................    The  Servicer  shall  receive a monthly  fee
                                    (the  "Servicing  Fee"),   payable  on  each
                                    Distribution  Date,  equal to the sum of (i)
                                    one-twelfth  of the product of [0.75]%  (the
                                    "Servicing  Fee Rate") and the Pool  Balance
                                    as of the last day of the  second  preceding
                                    Due  Period  (or,  in the case of the  first
                                    Distribution Date, as of the Initial Cut-off
                                    Date) and (ii) any  investment  earnings  on
                                    amounts  on   deposit   in  the   Collection
                                    Account, [the Note Distribution Account] and
                                    the   Certificate    Distribution   Account;
                                    provided,  however,  that the  Servicing Fee
                                    Rate shall be [_____%] [a rate determined at the time of the appointment of a successor
                                    Servicer but not to exceed _____%] if CITSF or an affiliate thereof is not the Servicer.
                                    See "The Purchase  Agreements  and The Trust
                                    Documents--Servicing  Compensation"  in  the
                                    Prospectus.

Optional Purchase
  of the Contracts..............    At its option,  CITSF may  purchase  all the
                                    Contracts on any Distribution  Date on which
                                    the Pool  Balance  as of the last day of the
                                    related  Due  Period is [10]% or less of the
                                    Initial Pool  Balance,  at a purchase  price
                                    determined as described  under "The Purchase
                                    Agreements        and       The        Trust
                                    Documents--Termination"  in the  Prospectus.
                                    The "Initial Pool Balance" equals the sum of
                                    (i)  the  Pool  Balance  as of  the  Initial
                                    Cut-off   Date  and   (ii)   the   aggregate
                                    principal    balance   of   all   Subsequent
                                    Contracts added to the Trust as of their respective Subsequent Cut-off Dates.

Auction Sale....................    Within ten days after a Distribution Date on
                                    which the Pool Balance as of the last day of
                                    the  related  Due  Period is [5]% or less of
                                    the  Initial  Pool  Balance,  the  Indenture
                                    Trustee  (or, if the Notes have been paid in
                                    full and the Indenture  has been  discharged
                                    in  accordance  with its terms,  the [Owner]
                                    Trustee) shall solicit bids for the purchase
                                    of the Contracts  remaining in the Trust. In
                                    the  event   that   satisfactory   bids  are
                                    received  as  described  in  "The   Purchase
                                    Agreements        and       The        Trust
                                    Documents--Termination"  in the  Prospectus,
                                    the net sale proceeds will be distributed to
                                    Securityholders,   in  the  same   order  of
                                    priority as collections  received in respect
                                    of the Contracts, on the second Distribution
                                    Date   succeeding   such  Due   Period.   If
                                    satisfactory  bids  are not  received,  such
                                    Trustee  shall decline to sell the Contracts
                                    and  shall not be under  any  obligation  to
                                    solicit  any  further   bids  or   otherwise
                                    negotiate any further sale of the Contracts.
                                    See "The Purchase  Agreements  and The Trust
                                    Documents--Termination" in the Prospectus.

Mandatory Sale .................    [If an Insolvency  Event (as defined herein)
                                    with respect to the Affiliated Purchaser (as
                                    defined   herein)   occurs,   the  Indenture
                                    Trustee  (or,  if no Notes are  outstanding,
                                    the  Owner   Trustee)  will  promptly  sell,
                                    dispose  of  or  otherwise   liquidate   the
                                    Contracts  in  a   commercially   reasonable
                                    manner  on  commercially  reasonable  terms,
                                    except under certain limited  circumstances.
                                    The  net   proceeds   from  any  such  sale,
                                    disposition  or liquidation of the Contracts
                                    will  be  treated  as   collections  on  the
                                    Contracts  and

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                                      S-16

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                                    deposited   in   the   Collection   Account.
                                    Distributions  will  be made  first,  to the
                                    payment of the Servicer Payment,  second, to
                                    the payment of interest and principal on the
                                    Notes and third,  to the payment of interest
                                    and  principal on the  Certificates.  If the
                                    net  proceeds  from the  liquidation  of the
                                    Contracts  (after  payment  of the  Servicer
                                    Payment and payment of the principal  amount
                                    of and  accrued  interest  on the Notes) and
                                    any  amounts on  deposit in the  Certificate
                                    Distribution  Account are not  sufficient to
                                    pay  the  principal  amount  of and  accrued
                                    interest on the  Certificates  in full,  the
                                    amount   of   principal   returned   to  the
                                    Certificateholders  will be reduced and such
                                    Certificateholders   will   incur   a  loss,
                                    [except  to the  extent of  payments  to the
                                    Certificateholders  from the Cash Collateral
                                    Account,   subject  to  the  Available  Cash
                                    Collateral   Amount].   See  "The   Purchase
                                    Agreements        and       The        Trust
                                    Documents--Insolvency    Event"    in    the
                                    Prospectus.]

Ratings.........................    It is a  condition  to the  issuance  of the
                                    Securities  that  the  Securities  be  rated
                                    _____ by  __________  and _____ by _________
                                    (each, a "Rating  Agency").  [The ratings of
                                    the  Notes  will be based  primarily  on the
                                    value   of  the   Initial   Contracts,   the
                                    Pre-Funding  Account  and the  terms  of the
                                    Securities,   including  the   subordination
                                    provided by the Certificates.]  [The ratings
                                    of the Certificates  will be based primarily
                                    on the Cash Collateral Account.] The ratings
                                    of  the   Securities   should  be  evaluated
                                    independently  from similar ratings on other
                                    types  of  securities.  The  ratings  do not
                                    address the possibility that Securityholders
                                    may suffer a lower than  anticipated  yield.
                                    The ratings do not  address  the  likelihood
                                    that   the   Securities   will  be   retired
                                    following  the sale of the  Contracts by the
                                    Trustee as  described  above under  "Auction
                                    Sale"   or   "Optional   Purchase   of   the
                                    Contracts." See "Ratings."

                                    There can be no  assurance  that any  rating
                                    will  remain in effect for any given  period
                                    of time or that a rating will not be lowered
                                    or withdrawn by the assigning  Rating Agency
                                    if,  in  its  judgment,   circumstances   so
                                    warrant.   In  the  event  that  the  rating
                                    initially  assigned to any of the Securities
                                    is subsequently lowered or withdrawn for any
                                    reason,   no  person   or  entity   will  be
                                    obligated to provide any  additional  credit
                                    enhancement with respect to such Securities.
                                    There can be no assurance  whether any other
                                    rating   agency   will   rate   any  of  the
                                    Securities,  or if  one  does,  what  rating
                                    would be assigned  by any such other  rating
                                    agency.   A   security   rating   is  not  a
                                    recommendation   to   buy,   sell   or  hold
                                    securities.

Certain Federal Income
  Tax Considerations............    [For Federal  income tax  purposes:  (1) the
                                    Notes will constitute indebtedness;  and (2)
                                    the Certificates  will constitute  interests
                                    in a trust  fund that will not be treated as
                                    an  association  taxable  as a  corporation.
                                    Each  Noteholder,  by  acceptance of a Note,
                                    will   agree   to   treat   the   Notes   as
                                    indebtedness, and each Certificateholder, by
                                    the acceptance of a Certificate,  will agree
                                    to treat the Trust as a partnership in which
                                    the   Certificateholders  are  partners  for
                                    Federal  income tax  purposes.]  Alternative
                                    characterizations  of the  Trust,  the Notes
                                    and the Certificates are possible, but would
                                    not  result  in   materially   adverse   tax
                                    consequences      to      Noteholders     or

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                                      S-17

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                                    Certificateholders.   See  "Certain  Federal
                                    Income Tax Consequences" in the Prospectus.

ERISA Considerations............    [Subject to certain considerations discussed
                                    under  "ERISA  Considerations"  herein,  the
                                    Notes will be eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").]

                                    [Employee  benefit  plans  subject  to ERISA
                                    will  not  be  eligible   to  purchase   the
                                    Certificates.]

                                    Fiduciaries   of  employee   benefit   plans
                                    subject  to  ERISA,   or  plans  subject  to
                                    Section 4975 of the Internal Revenue Code of
                                    1986 (the "Code")  should  carefully  review
                                    with  their  legal   advisors   whether  the
                                    purchase  or  holding  of  the  Certificates
                                    offered   hereby   could   give  rise  to  a
                                    transaction   prohibited  or  not  otherwise
                                    permissible  under  ERISA or the  Code.  Any
                                    benefit  plan  fiduciary   considering   the
                                    purchase  of the Notes  should,  among other
                                    things,   consult   with  its   counsel   in
                                    determining  whether all required conditions
                                    have    been    satisfied.     See    "ERISA
                                    Considerations."

Legal Investment................    The  appropriate   characterization  of  the
                                    Certificates  [and the Notes] under  various
                                    legal investment  restrictions applicable to
                                    the   investment   activities   of   certain
                                    institutions,   and  thus  the   ability  of
                                    investors  subject to these  restrictions to
                                    purchase the  Certificates  [and the Notes],
                                    may be subject to  significant  interpretive
                                    uncertainties.     All    investors    whose
                                    investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Certificates [and the Notes] will constitute legal investments for them.

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                                      S-18

                                  RISK FACTORS

      Prospective Securityholders should consider the following risk factors in connection with the purchase of the Securities:

      1. Limited Obligations. The Securities will not represent an interest in or an obligation of The CIT Group, Inc. ("CIT"), The CIT Group Securitization Corporation II (the "Company"), [the Affiliated Purchaser (as defined herein)] or any Servicer (including The CIT Group/Sales Financing, Inc. ("CITSF")) or any of their respective affiliates. [The Securities will not be insured or guaranteed by any government agency or instrumentality, CIT or any of its affiliates (including the Company, the Affiliated Purchaser, and CITSF), the Underwriters (as defined herein) or any of their affiliates, or any other Servicer or any of its affiliates.]

      2. Risk of Loss. An investment in the Securities may be affected by, among other things, a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile and historically have affected the delinquency, loan loss and liquidation experience of pools of installment sale contracts secured by recreation vehicles. The credit criteria and underwriting guidelines under which CITSF originates recreation vehicle installment sale contracts were changed in 1994. The delinquency and loan loss experience for CITSF's portfolio will be affected adversely by this change in credit criteria. See "The CIT Group/Sales Financing, Inc., Servicer--Delinquency and Loan Loss Experience" herein. Since the market value of recreation vehicles generally declines with age and since in certain states the Trustees may not have a first perfected security interest in the Financed Vehicles, the Servicer may not recover the entire amount owing under a Defaulted Contract (as defined herein). See "Certain Legal Aspects of the Contracts" in the Prospectus. In such a case, the Securityholders may suffer a corresponding loss. The market value of the Financed Vehicles could be or could become lower than the outstanding principal balances of the Contracts that they secure. Sufficiently high liquidation losses on the Contracts will have the effect of reducing, and could eliminate (a) the protection against loss afforded to the Noteholders by the subordination of the Certificates [and (b) the protection against loss afforded to the Certificateholders by the Available Cash Collateral Amount (as defined herein)]. [If the Certificate Balance is reduced to zero, the holders of the Notes will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Vehicles for recovery of the outstanding principal and unpaid interest on the Defaulted Contracts.] If the Available Cash Collateral Amount is reduced to zero, holders of the Certificates will bear the risk of loss resulting from default by Obligors (as defined herein) and will have to look primarily to the value of the related Financed Vehicles for recovery of the outstanding principal and unpaid interest on the Defaulted Contracts.

      3. Certain Matters Relating to Insolvency. CITSF and the Company intend that each transfer of Contracts from CITCF-NY to CITSF, from CITSF to the Company and from the Company to the Trust constitutes a sale, rather than a pledge of the Contracts to secure indebtedness. However, if CITCF-NY, CITSF or the Company were to become a debtor under Title 11 of the United States Code, 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"), it is possible that a creditor, receiver, other party in interest or trustee in bankruptcy of CITCF-NY, CITSF or the Company, or CITCF-NY, CITSF or the Company as debtor-in-possession, may argue that the sale of the Contracts by CITCF-NY to CITSF, by CITSF to the Company, or by the Company to the Trust, respectively, was a pledge of the Contracts rather than a sale and that, accordingly, such Contracts should be part of such assigning entity's bankruptcy estate. Such a position, if presented to a court, even if ultimately unsuccessful, could result in a delay in or reduction of distributions to the Securityholders. See "Certain Legal Aspects of the Contracts--Certain Matters Relating to Insolvency" in the Prospectus.

      [The CIT GP Corporation II, a Delaware corporation and a wholly owned subsidiary of CIT (the "Affiliated Purchaser"), will own a certificate evidencing at least 1% of the Original Certificate Balance.] The Affiliated Purchaser will have the same rights with regard to the Trust as all other Certificateholders based on its percentage ownership of the Certificate Balance. The [Trust Agreement] [Pooling and Servicing Agreement] will provide that if an Insolvency Event (as defined herein) with respect to the Affiliated Purchaser occurs, subject to certain conditions, the Trust will dissolve. Certain steps will be taken in structuring the transactions contemplated hereby that are intended to make it less likely that an Insolvency Event with respect to the Affiliated Purchaser will occur. These steps include the formation of the Affiliated Purchaser as a separate, limited-purpose corporation pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of the Affiliated Purchaser's business and a restriction on the Affiliated Purchaser's ability to commence a voluntary case or proceeding under the Bankruptcy

Code or similar applicable state laws ("Insolvency Laws") without the prior affirmative unanimous vote of its directors). However, an Insolvency Event with respect to the Affiliated Purchaser may occur nonetheless.

      If an Insolvency Event with respect to the Affiliated Purchaser occurs, the Indenture Trustee (or, if no Notes are outstanding, the [Owner] Trustee) will promptly sell, dispose of or otherwise liquidate the Contracts in a commercially reasonable manner on commercially reasonable terms, except under certain limited circumstances. The net proceeds from any such sale, disposition or liquidation of the Contracts will be treated as collections on the Contracts and deposited in the Collection Account. Distributions will be made first, to the payment of the Servicer Payment, second, to the payment of interest and principal on the Notes and third, to the payment of interest and principal on the Certificates. If the net proceeds from the liquidation of the Contracts (after payment of the Servicer Payment and payment of the principal amount of and accrued interest on the Notes) and any amounts on deposit in the Certificate Distribution Account are not sufficient to pay the principal amount of and accrued interest on the Certificates in full, the amount of principal returned to the Certificateholders will be reduced and such Certificateholders will incur a loss, [except to the extent of payments to the Certificateholders from the Cash Collateral Account, subject to the Available Cash Collateral Amount.] [If the net proceeds from the liquidation of the Contracts (after payment of the Servicer Payment) and any amounts on deposit in the Note Distribution Account are not sufficient to pay the principal amount of and accrued interest on the Notes in full, holders of the Notes also will incur a loss.] See "The Purchase Agreements and The Trust Documents--Insolvency Event" in the Prospectus.]

      [4. The Subsequent Contracts and the Pre-Funding Account.] The conveyance of Subsequent Contracts by CITSF during the Funding Period will be subject to the conditions described herein under "The Contract Pool." If CITSF does not originate contracts satisfying such criteria during the Funding Period, CITSF will have insufficient contracts to sell to the Trust on Subsequent Transfer Dates, thereby resulting in prepayments of principal to Noteholders and Certificateholders as described below.

      To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Contracts by the Trust by the end of the Funding Period, Noteholders and Certificateholders will receive a prepayment of principal in an amount equal to the Pre-Funded Percentage allocable to the Noteholders and the Certificateholders, respectively, of the Pre-Funded Amount remaining in the Pre-Funding Account at such time, which prepayment will be made on the first Distribution Date following the end of the Funding Period or, if the Funding Period ends on a Distribution Date, on such date. The "Pre-Funded Percentage" with respect to the Notes or the Certificates is the percentage derived from the fraction, the numerator of which is the initial principal balance of the Notes or the Original Certificate Balance, as the case may be, and the denominator of which is the sum of the initial principal balance of the Notes and the Original Certificate Balance. It is anticipated that the principal amount of Subsequent Contracts purchased by the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and that therefore there will be at least a nominal amount of principal prepaid to the Noteholders and the Certificateholders at the end of the Funding Period.

      Each Subsequent Contract must satisfy the eligibility criteria specified herein and in the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] at the time of its sale to the Trust. The Company (the seller of any Subsequent Contracts to the Trust) will certify that all such eligibility criteria have been satisfied and CITSF (the seller of any Subsequent Contracts to the Company) will certify that all conditions precedent to the sale of the Subsequent Contracts to the Trust have been satisfied. It is a condition to the sale of any Subsequent Contracts to the Trust that each Rating Agency, after receiving prior notice of the proposed transfer of Subsequent Contracts to the Trust, shall not have advised the Seller or the Trustees that the conveyance of such Subsequent Contracts will result in a qualification, modification or withdrawal of its then current rating of either the Notes or the Certificates. Following the transfer of Subsequent Contracts to the Contract Pool the aggregate characteristics of the Contracts then held in the Contract Pool may vary from those of the Initial Contracts included therein.

      The ability of the Trust to invest in Subsequent Contracts is entirely dependent upon whether CITSF is able to originate recreation vehicle contracts that meet the requirements for transfer on a Subsequent Transfer Date under a Subsequent Purchase Agreement transferring Subsequent Contracts from CITSF to the Company and under the [Sale and Servicing Agreement] [Pooling and Servicing Agreement]. The ability of CITSF to originate such contracts may be affected by a variety of economic and social factors. Moreover, such factors may affect the ability of the Obligors thereunder to perform their obligations thereunder which may cause contracts originated by CITSF or its affiliates to fail to meet the requirements for transfer under the Subsequent Purchase Agreement or the [Sale and Servicing Agreement] [Pooling and Servicing Agreement]. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, CITSF is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect CITSF's ability to originate Subsequent Contracts.

      [5. Prepayment from the Pre-Funding Account.] If the Pre-Funded Amount has not been fully applied by the Trust to purchase Subsequent Contracts by the end of the Funding Period, then the Pre-Funded Amount will be payable as principal to Noteholders and Certificateholders in accordance with the Pre-Funded Percentage on the first Distribution Date following the end of the Funding Period, or, if the end of the Funding Period is on a Distribution Date, then on such date.

      In the event that amounts remain on deposit in the Pre-Funding Account at the end of the Funding Period and are applied to the payment of principal to the Noteholders and Certificateholders, such partial retirement of the Notes and Certificates may shorten the average life of the Securities and may cause the Noteholders and Certificateholders to experience a lower yield on the Securities. In addition, any reinvestment risk resulting from such partial retirement will be borne by the holders of such Securities.

      6. Limited Assets. [The Trust will covenant to sell the Contracts (a) if directed to do so by the Indenture Trustee in accordance with the Indenture following an acceleration of the Notes upon an Event of Default, [and (b) upon the occurrence of an Insolvency Event with respect to the Affiliated Purchaser]. However, there is no assurance that the market value of the Contracts will at any time be equal to or greater than the aggregate outstanding principal balance of the Notes and the interest accrued thereon. Therefore, upon an Event of Default with respect to the Notes or an Insolvency Event, there can be no assurance that sufficient funds will be available to repay Noteholders in full. In addition, the amount of principal required to be distributed to Noteholders under the Indenture is generally limited to amounts available to be deposited in the Note Distribution Account. Therefore, the failure to pay principal on the Notes may not result in the occurrence of an Event of Default until the Note Final Scheduled Distribution Date.]

      [Funds on deposit in the Cash Collateral Account which are available to pay principal and interest on the Certificates on any Distribution Date will not exceed the Available Cash Collateral Amount for such Distribution Date. In addition, amounts to be deposited in the Cash Collateral Account are limited and will be reduced as the Pool Balance is reduced. If funds in the Cash Collateral Account are exhausted, the Trust will depend solely on payments on or with respect to the Contracts, Monthly Advances and Non-Reimbursable Payments (as defined herein) to make distributions to the Certificateholders.]

      7. Geographic Concentration of Recreation vehicles. A significant concentration of the Initial Contracts have Obligors with mailing addresses in the states of _______, _______, _______, _______ and _______. Based on the
Initial Cut-off Date Pool Principal Balance, _____%, _____%, _____%, _____% and _____% of the Initial Contracts have Obligors with mailing addresses in _______,
_______, _______, _______ and _______, respectively. Because of the relative lack of geographic diversity, losses on the related Contracts may be higher than would be the case if there were more diversification. The economies of such states may be adversely affected to a greater degree than that of other areas of the country by certain regional economic conditions. An economic downturn in _______, _______, _______, _______ or _______ may have an adverse effect on the ability of Obligors in such states to meet their payment obligations under the Contracts.

      8. Ratings of the Securities. It is a condition to the issuance of a series of Securities offered pursuant to this Prospectus Supplement that the Securities be rated ________________. The foregoing ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trustee. There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance that any other rating agency will rate the Notes or the Certificates, or if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

      9. Book Entry Registration. The Securities will be offered for purchase in book-entry form only and will be initially registered in the name of the nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Company, the "Depository"). No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner") will be entitled to receive a Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities" in the Prospectus, and such persons will hold their interests in the Notes through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or Euroclear in Europe. No person acquiring an interest in the Certificates through the facilities of DTC (a "Certificate Owner") will be entitled to receive a Definitive Certificate representing such person's interest in the Certificates, except as set forth under "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus, and such persons will hold their interests in the Certificates through the DTC. Unless and until Definitive Securities are issued under the limited circumstances described herein and in the related Prospectus, all references to actions by Securityholders shall refer to actions taken by DTC upon instructions from its Participants (as defined herein), and all references herein to distributions, notices, reports and statements to Securityholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus and Annex I hereto.

      10. Risk of Commingling. At any time that the requirements as specified under "The Purchase Agreements and the Trust Documents--Collections" in the Prospectus are met, the Servicer may deposit payments on or with respect to the Contracts and proceeds of Contracts in the Collection Account monthly on the Business Day immediately preceding the next Distribution Date (the "Deposit Date"). Pending such a monthly deposit into the Collection Account, collections on the Contracts may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the Servicer were unable to remit such funds or if the Servicer became insolvent, the holders of the Securities could incur a loss with respect to collections not deposited in the Collection Account.

                          STRUCTURE OF THE TRANSACTION

      The Issuer, CIT RV 199__-__ (the "Issuer" or the "Trust"), [is a business trust formed under the laws of the State of Delaware pursuant to a Trust Agreement (as amended and supplemented from time to time, the "Trust Agreement"), to be dated as of ______________ between the Seller and ___________, acting thereunder not in its individual capacity but solely as trustee of the Trust (the "Owner Trustee")] [is a trust formed pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among the Seller, the Servicer and _____________, as trustee (the "Trustee"). Prior to the sale and assignment of the Contracts pursuant to the [Sale and Servicing Agreement] [Pooling and Servicing Agreement], the Trust will have no assets or obligations. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Contracts and the other assets of the Trust and proceeds therefrom, (ii) issuing [the Notes and] the Certificates, (iii) making payments on [the Notes and] the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

      Each Certificate will represent a fractional undivided interest in, and each Note, will represent an obligation of, the Trust.

      The Trust will initially be capitalized with equity equal to $________ (the "Original Certificate Balance"). Certificates with an [aggregate original principal balance of at least __________ will be owned by the Affiliated
Purchaser and Certificates] representing the [remainder of] the Original Certificate Balance will be sold to third party investors that are expected to be unaffiliated with [the Affiliated Purchaser,] the Seller, the Servicer or their affiliates. The equity in the Trust, [together with the proceeds of the initial sale of the Notes,] will be used by the Trust to purchase the Initial Contracts from the Seller pursuant to the [Sale and Servicing Agreement] [Pooling and Servicing Agreement], [to fund the deposit of the Pre-Funded Amount and the deposit to the Capitalized Interest Amount.]

      The Servicer will service the Contracts held by the Trust and will receive fees for such services. CITSF will be appointed as custodian on behalf of the Trust, and will hold the original installment sales contract/or promissory note) as well as the originals or copies of documents and instruments relating to each Contract and evidencing the security interest in the Financed Vehicle securing each Contract (the "Contract Files").

      The Trust's principal offices are in ___________. See "--The [Owner] Trustee" below.

Capitalization of the Trust

      The following table illustrates the capitalization of the Trust as of the Initial Cut-off Date, as if the issuance and sale of the Notes and the Certificates offered hereby had taken place on such date:

       [Class A ____% Asset-Backed Notes...............]       $
                                                               ------------
       ____% Asset-Backed Certificates..................       $
                                                               ------------
       Total............................................       $
                                                               ============

The [Owner] Trustee

      [______________ is the Owner Trustee under the Trust Agreement.] [___________ is the Trustee under the Pooling and Servicing Agreement.] The principal offices of _____________ are located at ___________. The [Owner] Trustee will perform limited administrative functions under the [Trust] [Pooling and Servicing] Agreement, including making distributions from the Certificate Distribution Account. The [Owner] Trustee's liability in connection with the issuance and sale of the Certificates [and the Notes] is limited solely to the express obligations of the [Owner] Trustee as set forth in the [Trust Agreement and the Sale and Servicing Agreement] [Pooling and Servicing Agreement]. The [Owner] Trustee may appoint a co-trustee to act as co-trustee pursuant to a co-trustee agreement with the [Owner] Trustee.

      The [Owner] Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove the [Owner] Trustee if the [Owner] Trustee ceases to be eligible to continue as [Owner] Trustee under the [Sale and Servicing Agreement][Pooling and Servicing Agreement] or if the [Owner] Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of the [Owner] Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

      The [Sale and Servicing Agreement][Pooling and Servicing Agreement] will provide that the Servicer will pay the [Owner] Trustees' fees. The Trust Documents will further provide that the [Owner] Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any loss, liability or expense incurred by the [Owner] Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the [Sale and Servicing Agreement][Pooling and Servicing Agreement]).

                               THE TRUST PROPERTY

      [The Notes are an obligation of the Trust and will be secured by assets of the Trust (other than the Certificate Distribution Account [and the Cash
Collateral Account)].] Each Certificate represents a fractional undivided interest in the Trust. The Trust property will include, among other things, (i) a pool (the "Contract Pool") of [simple interest] retail installment sale contracts secured by new and used recreation vehicles between Dealers and Obligors, consisting of the Initial Contracts [and the Subsequent Contracts];
(ii) all monies received under the Initial Contracts on or after the Initial Cut-off Date [and the Subsequent Contracts on or after the related Subsequent Cut-off Date]; (iii) such amounts as from time to time may be held in one or more accounts established and maintained by the Servicer pursuant to the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] (including all investments in such accounts and all income from the funds therein and all proceeds thereof, [other than investment earnings on the Cash Collateral Account]) as described herein; [(iv) all monies on deposit in the Pre-Funding Account, the Cash Collateral Account and the Capitalized Interest Account (as defined herein) (including all investments in such accounts and all income from the funds therein and all proceeds thereof, other than investment earnings on the Cash Collateral Account);] (v) assignments of the security interests in the Financed Vehicles and any accessions thereto;
(vi) the right to proceeds from physical damage, credit life and disability insurance policies, if any, covering individual Financed Vehicles or Obligors, as the case may be; (vii) the rights of the Trust under the [Sale and Servicing Agreement] [Pooling and Servicing Agreement]; and (viii) any and all proceeds of the foregoing.

                                THE CONTRACT POOL

General

      The Contract Pool will initially consist of _______ conventional [fixed-rate] [simple interest] installment sale contracts secured by recreation vehicles (collectively, the "Initial Contracts") having an aggregate unpaid principal balance as of the Initial Cut-off Date of $________ (the "Initial Cut-off Date Pool Principal Balance"). For the purposes of the discussion of the characteristics of the Initial Contracts on the Initial Cut-off Date contained herein, the principal balance of each Initial Contract is the unpaid principal balance as of the Initial Cut-off Date.

      [In addition to the Initial Contracts sold by the Company to the Trust on the Closing Date the Trust is expected to purchase from the Company additional conventional [fixed-rate] [simple interest] installment sale contracts secured by recreation vehicles from time to time during the Funding Period (collectively, the "Subsequent Contracts" and, together with the Initial Contracts, the "Contracts"). The Subsequent Contracts to be purchased by the Trust, if available, will be purchased by CITSF from CITCF-NY or Dealers and sold by CITSF to the Company and by the Company to the Trust. Accordingly, the statistical characteristics of the Contract Pool will vary as of any Subsequent Cut-off Date upon the acquisition of such Subsequent Contracts.]

      CITSF will sell the Initial Contracts to the Company pursuant to a Purchase Agreement to be dated as of __________ (the "Purchase Agreement") and the Company will sell the Initial Contracts to the Trust pursuant to the [Pooling and Servicing Agreement] [Sale and Servicing Agreement] to be dated as of ___________ (the "Sale and Servicing Agreement"), among the Seller, the Servicer, and the Trust]. [CITSF will sell any Subsequent Contracts to the Company pursuant to a purchase agreement (the "Subsequent Purchase Agreement") and the Company will sell any Subsequent Contracts to the Trust pursuant to a transfer agreement (the "Subsequent Transfer Agreement").]

      [The obligation of the Trust to purchase the Subsequent Contracts is subject to the following requirements: (i) such Subsequent Contracts must satisfy the representations and warranties specified in the [Sale and Servicing Agreement] [Pooling and Servicing Agreement]; (ii) such Subsequent Contracts will not be selected by either CITSF or the Seller in a manner that it believes is adverse to the interests of the Securityholders; (iii) the weighted average Contract Rate (as defined herein) of the Contracts (including the related Subsequent Contracts) is not less than ____%; (iv) the weighted average remaining term of the Contracts (including the Subsequent Contracts) as of the related Subsequent Transfer Date is not greater than ____ months; (v) the Seller and the Trustees shall not have been advised by any Rating Agency that the conveyance of such Subsequent Contracts will result in a qualification, modification or withdrawal of its then current rating of [either the Notes or] the Certificates; (vi) the [Owner] Trustee shall have received certain opinions of counsel as to, among other things, the enforceability and validity of the Subsequent Transfer Agreement relating to such conveyance of Subsequent Contracts; (vii) each Subsequent Contract will be originated in the United States of America; (viii) each Subsequent Contract will have a Contract Rate equal to or greater than ____%; (ix) each Subsequent Contract will provide for level monthly payments which include interest at the related Contract Rate and, if paid in accordance with its schedule, fully amortizes the amount financed over an original term of no greater than ___ months; (x) as of the related Subsequent Cut-off Date, the most recent scheduled payment of principal and interest on each Subsequent Contract will have been made by or on behalf of the related Obligor or will not have been delinquent more than ___ days; (xi) no Subsequent Financed Vehicle will have been repossessed without reinstatement as of the related Subsequent Cut-off Date; (xii) as of the related Subsequent Cut-off Date, no Obligor on any Subsequent Contract will be the subject of a bankruptcy proceeding; (xiii) as of the related Subsequent Cut-off

Date, each Subsequent Contract will have a remaining principal balance of not less than $_____ and not more than $_________; (xiv) the payment date on the Subsequent Contract with the latest scheduled payment date will not be later than ________; (xv) no more than ___% of the Contracts, based on the Subsequent Cut-off Date Pool Principal Balance (including the related Subsequent Contracts) are Contracts secured by used Financed Vehicles; and (xvi) such other requirements as the Rating Agencies shall request. The Subsequent Financed Vehicles will consist of motor homes, travel trailers and other types of recreation vehicles. Each of the Subsequent Contracts will have been originated by CITSF using the underwriting standards described under "The CIT Group/Sales Financing, Inc., Servicer--CITSF's Underwriting Guidelines" in the Prospectus.]

      [Because the Subsequent Contracts may be originated after the Initial Contracts, following the conveyance of the Subsequent Contracts to the Trust, the characteristics of the Contracts (including the Subsequent Contracts) may vary from those of the Initial Contracts.]

      The Initial Contracts were purchased by CITSF or CITCF-NY from Dealers in the ordinary course of business. The Initial Contracts were selected from CITSF's portfolio of recreation vehicle installment sale contracts based on several criteria, including the following: (i) each Initial Contract was originated in the United States of America; (ii) each Initial Contract has a Contract Rate equal to or greater than ____%; (iii) each Initial Contract provides for level monthly payments which include interest at the related Contract Rate and, if paid in accordance with its schedule, fully amortizes the amount financed over an original term of no greater than ___ months; (iv) as of the Initial Cut-off Date the most recent scheduled payment of principal and interest on each Initial Contract was made by or on behalf of the related Obligor or was not delinquent more than ___ days; (v) no Initial Financed Vehicle has been repossessed without reinstatement as of the related Initial Cut-off Date; (vi) as of the Initial Cut-off Date no Obligor on any Initial Contract was the subject of a bankruptcy proceeding; and (vii) as of the Initial Cut-off Date each Initial Contract has a remaining principal balance of not less than $_____ and not more than $_________. The Initial Financed Vehicles consist of motor homes, travel trailers and other types of recreation vehicles.

      [All of the Initial Contracts are, and all of the Subsequent Contracts will be, Simple Interest Contracts.] A "Simple Interest Contract" is a Contract as to which interest accrues under the simple interest method (i.e., the interest portion of each monthly payment equals the interest on the outstanding principal balance of the related Contract for the number of days since the most recent payment made on such Contract and the balance, if any, of such monthly payment is applied to principal).

      The Initial Contracts were first entered onto CITSF'S or CITCF-NY's servicing system (which, typically, represents the date on which CITSF or CITCF-NY funds the purchase of such Contracts from Dealers) between __________ and ___________. All Initial Contracts are installment sale contracts secured by recreation vehicles originated by a Dealer in the ordinary course of its business and purchased by CITCF-NY or CITSF in the ordinary course of its business.

      Approximately _____%, _____% and _____% of the Initial Cut-off Date Pool Principal Balance represented Contracts secured by motor homes, travel trailers and other types of recreation vehicles, respectively. Approximately _____% of the Initial Contracts, by Initial Cut-off Date Pool Principal Balance, represented financing of recreation vehicles which were new and approximately _____% represented financing of recreation vehicles which were used at the time the related Initial Contract was originated. As of the Initial Cut-off Date, the average outstanding principal balance of the Initial Contracts secured by motor homes, travel trailers and other types of recreation vehicles was $_____, $_____ and $_____, respectively.

      The Obligors under the Initial Contracts have mailing addresses in _____ states. As of the Initial Cut-off Date, approximately _____% of the Initial Contracts, based upon Initial Cut-off Date Pool Principal Balance, had Obligors with mailing addresses in the State of _____, approximately _____% had Obligors with mailing addresses in the State of _____, approximately _____% had Obligors with mailing addresses in the State of _____ and approximately _____% had Obligors with mailing addresses in the State of _____. Each other state accounts for less than _____% of the Initial Contracts based upon Initial Cut-off Date Pool Principal Balance.

      All Initial Contracts have an interest rate specified in such Contract (the "Contract Rate") of at least _____%. As of the Initial Cut-off Date, the Initial Contracts have remaining maturities of at least _____ months but not more than _____ months, original maturities of at least _____ months but not more than _____ months, and a weighted average remaining term to stated maturity of _____ months. The weighted average original term to maturity of the Initial Contracts was _____ months. As of the Initial Cut-off Date, the weighted average Contract Rate of the Initial Contracts was _____%. The final scheduled payment dates on the Initial Contracts range from _____ to _____. The average remaining principal balance per contract, as of the Initial Cut-off Date, was $_____ and the outstanding principal balances of the Initial Contracts, as of the Initial Cut-off Date, ranged from $_____ to $_____.

      Set forth below is a description of certain characteristics of the Initial Contracts.

               Geographical Distribution of Initial Contracts (1)

                                                                                                  % of Contract
                                                    % of Contract                                    Pool by
                            Number  of             Pool by Number        Aggregate Principal    Principal Balance
                              Initial                of Initial          Balance Outstanding       Outstanding
                          Contracts As of          Contracts As of              As of                 As of
State                  Initial Cut-off Date     Initial Cut-off Date    Initial Cut-off Date  Initial Cut-off Date
-----                  --------------------     --------------------    --------------------  --------------------
Alabama...............                                  %                            $                 %
Arizona...............                                  %                                              %
Arkansas..............                                  %                                              %
California............                                  %                                              %
Colorado..............                                  %                                              %
Connecticut...........                                  %                                              %
Delaware..............                                  %                                              %
Florida...............                                  %                                              %
Georgia...............                                  %                                              %
Idaho.................                                  %                                              %
Illinois..............                                  %                                              %
Indiana...............                                  %                                              %
Iowa..................                                  %                                              %
Kansas................                                  %                                              %
Kentucky..............                                  %                                              %
Louisiana.............                                  %                                              %
Maine.................                                  %                                              %
Maryland..............                                  %                                              %
Massachusetts.........                                  %                                              %
Michigan..............                                  %                                              %
Minnesota.............                                  %                                              %
Mississippi...........                                  %                                              %
Missouri..............                                  %                                              %
Montana...............                                  %                                              %
Nebraska..............                                  %                                              %
Nevada................                                  %                                              %
New Hampshire.........                                  %                                              %
New Jersey............                                  %                                              %
New Mexico............                                  %                                              %
New York..............                                  %                                              %
North Carolina........                                  %                                              %
Ohio..................                                  %                                              %
Oklahoma..............                                  %                                              %
Oregon................                                  %                                              %
Pennsylvania..........                                  %                                              %
South Carolina........                                  %                                              %
South Dakota..........                                  %                                              %
Tennessee.............                                  %                                              %
Texas.................                                  %                                              %
Utah..................                                  %                                              %
Virginia..............                                  %                                              %
Washington............                                  %                                              %
Wisconsin.............                                  %                                              %
Wyoming...............                                  %                                              %
                                                        -                                              -
Total.................                                100%                                           100%
                                                      ====                                           ====

(1) In most cases, based on the mailing addresses of the Obligors as of the Initial Cut-off Date.

                             Range of Contract Rates

                                                                                               % of Contract Pool
                                                 % of Contract Pool      Aggregate Principal      By Principal
                             Number of              by Number of         Balance Outstanding   Balance Outstanding
Range of Initial          Contracts As of      Initial Contracts As of          As of                 As of
Contract Rates         Initial Cut-off Date     Initial Cut-off Date    Initial Cut-off Date  Initial Cut off Date
--------------         --------------------     --------------------    --------------------  --------------------
    Total.............                                100.00%                         $              100.00%
                                                      =======                         =              =======

                          Range of Remaining Maturities

                                                                                               % of Contract Pool
                                                 % of Contract Pool      Aggregate Principal      By Principal
                             Number of              by Number of        Balance Outstanding   Balance Outstanding
Range of Remaining        Contracts As of      Initial Contracts As of          As of                As of
Maturity in Months     Initial Cut-off Date     Initial Cut-off Date    Initial Cut-off Date  Initial Cut-off Date
------------------     --------------------     --------------------    --------------------  --------------------
    Total.............                                100.00%                         $              100.00%
                                                      =======                         =              =======

[Pre-Funding Account; Capitalized Interest Account]

      The Pre-Funding Account will be maintained with an Eligible Institution (as defined herein), initially the [Indenture Trustee], and the funds on deposit therein will be invested solely in Permitted Investments (as defined herein), that mature not later than one Business Day prior to the next succeeding
Distribution Date, until they are applied by the [Owner] Trustee during the Funding Period, to pay to the Company the purchase price for Subsequent Contracts. See "The Purchase Agreements and the Trust Documents--Accounts" in the Prospectus. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the Contracts.

      On the Closing Date, the Pre-Funding Account will be created with an initial deposit, from the proceeds of the Securities, of $_____ (the "Pre-Funded Amount"). The "Funding Period" will be the period from the Closing Date until the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, [(ii) the date on which an Event of Default occurs under the Indenture,] (iii) the date on which an Event of Termination occurs under the [Sale and Servicing Agreement] [Pooling and Servicing Agreement], (iv) the insolvency of the Company, CITSF, CITCF-NY or CIT or (v) the close of business on _____. During the Funding Period, on one or more Subsequent Transfer Dates, the Pre-Funded Amount will be applied to purchase Subsequent Contracts from the Company. The Company expects that the Pre-Funded Amount will be reduced to less than $100,000 by _____, although no assurance can be given that this will in fact occur. Any portion of the Pre-Funded Amount remaining on deposit in the Pre-Funding Account at the end of the Funding Period will be payable as principal to Noteholders and Certificateholders in accordance with the Pre-Funded Percentage on the first Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.

      "Permitted Investments" will include the following obligations and securities: (i) obligations of the United States or any agency thereof, backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any State, and certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state and subject to supervision and examination by federal or state banking authorities; in each case rated in the highest rating of each Rating Agency for such obligations, or such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned to either the Notes or the Certificates by such Rating Agency; and (iii) demand or time deposits or certificates of deposit issued by any bank, trust company, savings bank or other savings institution, which deposits are fully insured by the FDIC.

      The [Sale and Servicing Agreement] [Pooling and Servicing Agreement] will provide that the [Owner] Trustee cannot release any funds from the Pre-Funding Account to purchase Subsequent Contract unless the following conditions, among others specified in the [Sale and Servicing Agreement] [Pooling and Servicing Agreement], have been satisfied: (i) the Company has certified that each such
Subsequent Contract satisfies the eligibility criteria described under "--General"; (ii) the Servicer has delivered to the Trustees executed UCC financing statements evidencing the sale of the Subsequent Contracts; (iii) the Servicer certifies to the Trustees that it has reviewed each Subsequent Contract and Contract File relating thereto, and confirmed that they each conform to the related List of Subsequent Contracts; (iv) the Servicer has delivered Opinions of Counsel regarding the Trustees' security interest in the Subsequent Contracts; (v) the Servicer has certified that all of the conditions precedent to the transfer of the Subsequent Contracts have been satisfied; (vi) the [Owner] Trustee (and/or the Indenture Trustee) has inspected each of the certificates, schedules, UCC financing statements, Officers' Certificates and legal opinions, as described above, and determined that each item required to be delivered pursuant to the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] has been so delivered; and (vii) the Rating Agencies, after receiving prior notice of the transfer of any Subsequent Contracts to the Trust, have not advised either the Seller or the Trustees that the conveyance of the Subsequent Contracts would result in a qualification, modification or withdrawal of its then current rating of either the Notes or the Certificates.

      [On the Closing Date, approximately $______ of the proceeds from the sale of the Securities will be deposited into an account (the "Capitalized Interest Account") in the name of the [Owner] Trustee on behalf of the Securityholders. Amounts deposited in the Capitalized Interest Account will be used on the ______, ______ and ______ Distribution Dates, if applicable, to fund the excess, if any, of (i) the product of (x) one-twelfth of the weighted average of the Interest Rate and the Pass-Through Rate as of the first day of the related
Interest Accrual Period and (y) the undisbursed funds (excluding investment earnings) in the Pre-Funding Account (as of the last day of the related Due Period) over (ii) the amount of any investment earnings on funds in the Pre-Funding Account that are available to pay interest on the Securities on each such Distribution Date. Any amounts remaining in the Capitalized Interest Account on any Distribution Date during the Funding Period (after giving effect to any withdrawals therefrom on such Distribution Date) in excess of the Required Capitalized Interest Amount on such Distribution Date shall be [released to the Affiliated Purchaser] [deposited in the Collection Account] on such Distribution Date. The "Required Capitalized Interest Amount" for any Distribution Date during the Funding Period is an amount equal to the product of
(x) the weighted average of the Interest Rate and the Pass-Through Rate as of the first day of the related Interest Accrual Period minus ___%, (y) the undisbursed funds (excluding investment earnings) in the Pre-Funding Account (as of such Distribution Date, after giving effect to any purchases of Subsequent Contracts on such Distribution Date) and (z) a fraction, the numerator of which is equal to the maximum number of Distribution Dates remaining in the Funding Period and the denominator of which is 12. Any amounts remaining in the Capitalized Interest Account on the last day of the Funding Period and not used for such purposes will be deposited in the Collection Account and will be available for distributions, as described herein, on the first Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.]

                     MATURITY AND PREPAYMENT CONSIDERATIONS

      [All of the Contracts are prepayable at any time without any penalty.] If prepayments are received on the Contracts, the actual weighted average life of the Contracts will be shorter than the scheduled weighted average life, which is based on the assumption that payments will be made as scheduled and that no prepayments will be made. For this purpose the term "prepayments" includes, among other items, voluntary prepayments by Obligors, regular installment payments made in advance of their scheduled due dates, liquidations due to default, proceeds from physical damage, credit life and credit disability insurance policies, if any, and purchases by CITSF or the Servicer of certain Contracts as described herein. Weighted average life means the average amount of time during which each dollar of principal on a Contract is outstanding. The rate of prepayments on the Contracts may be influenced by a variety of economic, social and other factors, including the fact that an Obligor may not sell or transfer a Financed Vehicle without the consent of CITSF. Any reinvestment risk resulting from the rate of prepayment of the Contracts and the distribution of such prepayments to Securityholders will be borne entirely by the Securityholders. In addition, early retirement of the Securities may be effected by (i) the exercise of the option of CITSF to purchase all of the Contracts remaining in the Trust when the aggregate principal balance of the Contracts (the "Pool Balance") is 10% or less of the Initial Pool Balance (as defined herein), (ii) the sale by the applicable Trustee of all of the Contracts remaining in the

Trust when the Pool Balance is 5% or less of the Initial Pool Balance [or (iii) the occurrence of an Insolvency Event with respect to the Affiliated Purchaser.] See "The Purchase Agreements and The Trust Documents--Termination" in the Prospectus. [Moreover, partial retirement of the Notes and Certificates will occur to the extent there is remaining any Pre-Funded Amount on deposit in the Pre-Funding Account at the end of the Funding Period.]

      The rate of principal payments (including prepayments) on pools of recreation vehicle installment sale contracts may be influenced by a variety of economic, geographic, social and other factors. In general, if prevailing interest rates were to fall significantly below the Contract Rates on the Contracts, the Contracts could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Contract Rates on the Contracts. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Contracts would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Contracts in stable or changing interest rate environments.

      CITSF is not aware of any publicly available industry statistics that set forth principal prepayment experience for recreation vehicle installment sale contracts similar to the Contracts over an extended period of time, and its experience with respect to recreation vehicle receivables included in its portfolio is insufficient to draw any specific conclusions with respect to the expected prepayment rates on the Contracts.

Certain Payment Data

      Certain statistical information relating to the payment behavior of recreation vehicle installment sale contracts originated by CITSF is set forth below. In evaluating the information contained in this table and its relationship to the expected prepayment behavior of the Contracts, prospective Securityholders should consider that the information set forth below reflects, with respect to contracts originated in a given year, all principal payments made in respect of such contracts in a given year, including regularly scheduled payments, liquidation or insurance proceeds applied to principal of such contracts, as well as principal prepayments made by or on behalf of the obligors on the contracts in advance of the date on which such principal payment was scheduled to be made. The information set forth below also reflects charge-offs of the contracts during a given year. In addition, the Company has not performed any statistical analysis to determine whether the contracts to which the table relates constitute a statistically significant sample of recreation vehicle installment sale contracts for purposes of determining expected payment behavior. Payment rates on the contracts are influenced by a number of economic, social and other factors. Certain of the contracts included in the table below were originated with underwriting criteria that may differ from the Contracts. Furthermore, no assurance can be given that the prepayment experience of the Contracts will exhibit payment behavior similar to the behavior summarized in the following table. In addition to the foregoing, prospective Securityholders should consider that the table set forth below is limited to the period covered therein and thus cannot reflect the effects, if any, of aging on the payment behavior of recreation vehicle contracts beyond such periods. As a result, investors should not draw any conclusions regarding the prepayment rate of the Contracts from the information presented in the table below. Each investor must make its own assumptions regarding the prepayment rate of the Contracts.

      The following table sets forth, with respect to all of the recreation vehicles contracts originated by CITSF (excluding contracts purchased in bulk) in each year since 1992, the aggregate initial principal balance of the contracts originated in such year, the approximate aggregate principal balance outstanding on the contracts originated in such year as of the last day of such year and the approximate aggregate principal balance outstanding on the contracts originated in such year as of the end of the subsequent year.

            Information Regarding Principal Reduction on Recreational
                      Vehicle Contracts Originated by CITSF
                             (Dollars in Thousands)

                                                            Year of Origination
                                    ----------------------------------------------------------------------
                                       199             199            199 (3)       199  (3)      199 (3)
                                       ----            ----           ----          ----          ----
Approximate Volume (1)..............   $               $              $             $
Approximate Aggregate
   Principal Balance (2):
         December 31, 199_..........   $
         December 31, 199_..........   $               $
         December 31, 199_..........   $               $              $
         December 31, 199_..........   $               $              $             $
         ___________, 199_..........   $               $              $             $              $

----------

(1) Volume represents aggregate initial principal balance of each contract originated in a particular year.
(2) Approximate aggregate principal balance as of any date represents the approximate aggregate principal balance outstanding at the end of the indicated year or six month period on each contract originated in a particular year.
(3) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing.

Paid-Ahead Contracts

      If an Obligor, in addition to making his regularly scheduled payment, makes one or more additional scheduled payments in any Due Period (for example, because the Obligor intends to be on vacation the following month), the additional scheduled payments made in such Due Period will be treated as a principal prepayment and applied to reduce the principal balance of the related Contract in such Due Period and, unless otherwise requested by the Obligor, the Obligor will not be required to make any scheduled payment in respect of such Contract (a "Paid-Ahead Contract") for the number of due dates corresponding to the number of such additional scheduled payments (the "Paid-Ahead Period"). During the Paid-Ahead Period, interest will continue to accrue on the principal balance of the Contract, as reduced by the application of the additional scheduled payments made in the Due Period in which such Contract became a Paid-Ahead Contract. The Obligor's Contract would not be considered delinquent during the Paid-Ahead Period. An Interest Shortfall with respect to such Contract will exist during each Due Period occurring during the Paid-Ahead Period and the Servicer may be required to make a Monthly Advance in respect of such Interest Shortfall, as described under "The Purchase Agreements and The Trust Documents--Monthly Advances"; however, no Monthly Advances will be made in respect of principal in respect of a Paid-Ahead Contract. See "Yield and Prepayment Considerations."

      When the Obligor resumes his required payments following the Paid-Ahead Period, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the Obligor. Notwithstanding such insufficiency, the Obligor's Contract would be considered current. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the Contract. Depending on the principal balance and Contract Rate of the related Contract, and on the number of payments that were paid-ahead, there may be extended periods of time during which Contracts that are current are not amortizing. During such periods, no distributions in respect of principal will be made to the Securityholders with respect to such Contracts.

      Paid-Ahead Contracts will affect the weighted average life of the Securities. The distribution of the paid-ahead amount on the Distribution Date following the Due Period in which such amount was received will generally shorten the weighted average life of the Securities. However, depending on the length of time during which a Paid-Ahead Contract is not amortizing as described above, the weighted average life of the Securities may be extended. In addition, to the extent the Servicer makes Monthly Advances with respect to a Paid-Ahead Contract which subsequently goes into default, because liquidation proceeds with respect to such Contract will be applied first to reimburse the Servicer for such Monthly Advances, the loss with respect to such Contract may be larger than would have been the case had such Monthly Advances not been made.

      As of the Initial Cut-Off Date, approximately ____% of the number of Contracts in the Contract Pool were Paid-Ahead Contracts, with at least one scheduled monthly payment having been paid-ahead. CITSF's portfolio of recreation vehicle installment sale contracts has historically included contracts which have been paid-ahead by one or more scheduled monthly payments. There can be no assurance as to the number of Contracts which may become Paid-Ahead Contracts or the number or the principal amount of the scheduled payments which may be paid-ahead.

Weighted Average Life of the Securities

      Prepayments on recreation vehicle contracts can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the Contracts are the same size and amortize at the same rate and that each Contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 Contracts, a 1.0% ABS rate means that 100 Contracts prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts including the Contracts.

      As the rate of payments of principal of the Notes and in respect of the Certificate Balance will depend on the rate of payment (including prepayments) of the principal balance of the Contracts, final payment of the Notes could occur significantly earlier than the Note Final Scheduled Distribution Date. The final distribution in respect of the Certificates also could occur prior to the Certificate Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Notes and the Certificates will be borne exclusively by the Noteholders and the Certificateholders, respectively.

      The tables captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages" (the "ABS Table") have been prepared on the basis of the characteristics of the Contracts. The ABS Table assumes that (i) the Contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on the Contracts is made on the last day of each month and each month has 30 days,
(iii) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the Closing Date occurs on ______, (v) CITSF exercises its option to purchase the Contracts as specified under "The Purchase Agreements and The Trust Documents--Termination" in the Prospectus and (vi) all of the Subsequent Contracts are purchased by the Trust on or prior to the second Distribution Date. The ABS Table indicates the projected weighted average life of the Notes and the Certificates and sets forth the percent of the initial principal amount of the Notes and the percent of the original Certificate Balance that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

      The ABS Table also assumes that the Contracts have been aggregated into three hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average APR, weighted average original term to maturity and weighted average remaining term to maturity as of the appropriate Cut-off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                       Weighted Average     Weighted Average
                                           Weighted      Original Term        Remaining Term     Weighted Average
                        Aggregate           Average       to Maturity          to Maturity           Seasoning
                    Principal Balance    Contract Rate     (Months)             (Months)             (Months)
                    -----------------    -------------     --------             --------             --------
Pool 1............  $                         %
Pool 2............  $                         %
Pool 3............  $                         %

      The actual characteristics and performance of the Contracts will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant level of ABS until maturity or that all of the Contracts will prepay at the same level of ABS. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the Contracts or actual prepayment experience, will affect the percentages of initial balances outstanding over time and weighted average lives of the Notes and the Certificates.

    Percent of Initial Note Principal Balance at Various ABS Percentages (1)


Distribution Date                           0.0%      0.5%       1.0%       1.2%      1.4%
-----------------                           ----      ----       ----       ----      ----
Initial Percent.........................    100%      100%       100%       100%      100%

Weighted Average Life (years)(2)........

----------
(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is [10]% or less of the Initial Pool Balance.
(2) The weighted average life of a Class A Note is determined by (i) multiplying the amount of each principal payment of the Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Contracts which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

      Percent of Initial Certificate Balance at Various ABS Percentages(1)


Distribution Date                           0.0%      0.5%       1.0%       1.2%      1.4%
-----------------                           ----      ----       ----       ----      ----
Initial Percent.........................    100%      100%       100%       100%      100%

Weighted Average Life (years)(2)........

----------
(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is [10]% or less of the Initial Pool Balance.
(2) The weighted average life of a Certificate is determined by (i) multiplying in the amount of each principal payment on the Certificate by the number of years from the date of the issuance of the Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal balance of the Certificate.

The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Contracts which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                       YIELD AND PREPAYMENT CONSIDERATIONS

      [Thirty days of interest on the Contracts will be paid to the Noteholders on each Distribution Date to the extent of the remaining Available Amount, in an amount equal to one-twelfth of the product of the Interest Rate and the outstanding principal balance of the Notes as of the preceding Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date) or, in the case of the first Distribution Date, the outstanding principal balance of the Notes as of the Initial Cut-off Date. See "The Notes--Distributions of Principal."] Thirty days of interest on the Contracts will be passed through to Certificateholders on each Distribution Date to the extent of the remaining Available Amount [and the Available Cash Collateral Amount,] in an amount equal to one-twelfth of the product of the Pass-Through Rate and the Certificate Balance as of the preceding Distribution Date (after giving effect to distributions of principal on the Certificates and other reductions in the Certificate Balance to be made on such Distribution
Date) or, in the case of the first Distribution Date, the Original Certificate Balance. The "Certificate Balance" means the Original Certificate Balance reduced by (i) all distributions allocable to principal actually made to Certificateholders, including payments of any Principal Liquidation Loss Amount and payments of any Principal Distribution Amount made to the Certificateholders which are allocable to principal, (ii) the aggregate amount of all Principal Liquidation Loss Amounts distributable to Certificateholders to the extent such amounts have not been so previously distributed and (iii) on or after the Cross-Over Date, the aggregate amount of all Principal Distribution Amounts distributable to Certificateholders to the extent such amounts have not been so previously distributed. See "The Certificates--Distributions of Principal." Interest Shortfalls, to the extent not covered by Monthly Advances, Non-Reimbursable Payments and amounts on deposit in the Collection Account will adversely affect the yield on the Securities.

      The Certificate Balance will be reduced to the extent that prior to the Cross-Over Date distributions are not made in respect of the Principal Loss Liquidation Amount and on or after the Cross-Over Date distributions are not made in respect of the Principal Distribution Amount. As a result of such reductions, less interest will accrue on the Certificates than would otherwise be the case.

      Generally, the excess of the amount of interest at the Contract Rate over the amount of interest payable under such Contract and allocable to pay such Contract's share of interest on the Securities and the Servicing Fee would be available to cover losses on Defaulted Contracts. Because Monthly Advances and Non-Reimbursable Payments are calculated at rates that are less than the Contract Rate, in the event of such a payment, there will be less interest available to cover losses on Defaulted Contracts. A similar result occurs when CITSF purchases a Contract at the Purchase Price (as defined herein).

                                  POOL FACTORS

      The "Certificate Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the remaining Certificate Balance as of the Distribution Date, as a fraction of the Original Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Initial Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Certificates. A Certificateholder's portion of the aggregate outstanding Certificate Balance is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Certificate Pool Factor.

      The "Note Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the remaining outstanding principal balance of the Notes as of the Distribution Date, as a fraction of the initial outstanding principal balance of the Notes. The Note Pool Factor will be 1.0000000 as of the Initial Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Notes. A Noteholder's portion of the aggregate outstanding principal balance of the Notes is the product of (i) the original denomination of the Noteholder's Note and (ii) the Note Pool Factor.

      On each Distribution Date or Payment Date, as the case may be, the related Certificateholders [and Noteholders] will receive monthly reports concerning the payments received on the Contracts, the Pool Balance, [the Note Pool Factor] and various other items of information. Pursuant to the [Trust Agreement] [Pooling and Servicing Agreement], the Certificateholders will receive monthly reports concerning the payments received on the Contracts, the Pool Balance, Certificate Pool Factor and various other items of information. Securityholders of record (which in most cases will be Cede & Co.) during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. Certificate Owners [and Note Owners] may receive such reports, upon written request, together with a certification that they are Certificate Owners [or Note Owners, as the case may be,] and payment of any expenses associated with the distribution of such reports, from the Trustee [and the Indenture Trustee] at the following addresses ______. See "Certain Information Regarding the Securities--Statements to Securityholders" in the Prospectus.

                                 USE OF PROCEEDS

      The Company will sell the Initial Contracts to the Trust concurrently with the sale of the Securities and the net proceeds from the sale of the Securities will be applied by the Trust to the purchase of the Initial Contracts, to the payment of certain expenses connected with pooling the Contracts and issuing the Securities, [to the deposit of the Pre-Funded Amount in the Pre-Funding
Account,] [and to the deposit of the initial amount into the Capitalized Interest Account.] Such net proceeds less the payment of such expenses, [the Pre-Funded Amount and the initial deposit into the Capitalized Interest Account] represent the purchase price paid by the Trust to the Company for the sale of the Initial Contracts to the Trust. Such amount will be determined as a result of the pricing of the Securities, through the offering described in this Prospectus Supplement. The net proceeds to be received from the sale of the Initial Contracts will be paid to CITSF as the purchase price for the Contracts and will be added to CITSF's general funds and will be available for general corporate purposes, including the purchase of new recreation vehicle installment sales contracts and the payment of the purchase price to CITCF-NY for those Initial Contracts acquired by CITSF from CITCF-NY.

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

General

      As of December 31, 199_, CITSF serviced for itself and others approximately _______ contracts (consisting primarily of recreation vehicle, home equity, marine and manufactured housing contracts), representing an outstanding balance of approximately $___ billion. Of this portfolio, approximately ______ contracts (representing approximately $___ billion outstanding balance) consisted of recreation vehicle contracts.

Servicing

      The following table shows the composition of CITSF's servicing portfolio, including recreation vehicle contracts serviced by CITSF on the dates indicated:

                       THE CIT GROUP/SALES FINANCING, INC.

                    Contracts Being Serviced By Product Line

                                                          At December 31,                                      At ___________,
                         ----------------------------------------------------------------------------------   ------------------
                                199                  199                 199                    199                 199
                                ----                 ----                ----                   ----                ----
                         (Number) (Dollars)   (Number) (Dollars)   (Number) (Dollars)    (Number) (Dollars)   (Number) (Dollars)

RV - Owned..............           $                     $                   $                     $
RV - Bulk Purchases.....
RV - Servicing
  Retained (1)
Total RV................
Total MH................
Home Equity.............
Other...................
                          -----    ------       -----    ------     -----    ------       -----    ------
Total Contracts Served..           $                     $                   $                     $
                          -----    ======       -----    ======     -----    ======       -----    ======

----------
RV = Recreation vehicle
MH = Manufactured Housing
(1) Represents contracts sold by CITSF in previous securitizations which CITSF is servicing.

Delinquency and Loan Loss Experience

      The following Delinquency Experience and Loan Loss Experience tables set forth data for CITSF's recreation vehicle portfolio. The following table sets forth the delinquency experience for the four years ended December 31, 199_ and the _______ months ended __________ __, 199_ of the portfolio of recreation vehicle contracts originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases and contracts in repossession.

                             Delinquency Experience
                             (Dollars in thousands)

                                                                     __ months
                               Year Ended December 31,              ended _____
                  ------------------------------------------------ ------------
                      199        199       199 (3)      199 (3)       199 (3)
                      ----       ----      -------      -------       -------


Number of
  Contracts......
Principal
Balance of         $          $           $            $             $
  Contracts
  Serviced.......
Principal
Balance of
  Delinquent
Contracts(1):
    30-59 Days...  $          $           $            $             $

    60-89 Days...
    90 Days
     or More.....
                     -----       -----      -----        -----         -----
Total Principal
  Balance of
  Delinquent
  Contracts......    $           $          $            $             $
                     =====       =====      =====        =====         =====
Delinquencies as
  a Percent of           %           %          %            %             %
  Principal
  Balances(2)....

----------
(1) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month.
(2)   Based on dollar percent delinquent.
(3) Includes Recreation vehicle contracts sold by CITSF in previous securitizations which CITSF is servicing.

      The following table sets forth the loan loss experience for the four years ended December 31, 199_ and on an annualized basis for the _____ months ended _________ __, 199_, of the portfolio of recreation vehicle contracts originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases. "Net Losses" are equal to the aggregate balance of all contracts which are determined to be uncollectible in the period less any recoveries and liquidation proceeds on contracts charged-off in the period or any prior periods. Net Losses include expenses associated with outside collection agencies. Other expenses associated with collection, repossession, and disposition of the vehicle are excluded. These other expenses are not material to the data presented.

                              Loan Loss Experience
                             (Dollars in thousands)

                                     Year Ended December 31,
                 ---------------------------------------------------------------
                    199        199       199 (4)       199 (4)      199 (4)(5)
                    ----       ----      -------       -------      ----

Number of
Contracts.......
Principal
Balance of
  Contracts
  Serviced......  $           $          $            $            $

Net Losses:
  Dollars(2)....  $           $          $            $            $

Percentage(3)...        %          %          %             %            %

Notes:

----------
(1)   As of period end and excludes contracts in repossession.
(2) The calculation of net loss includes all expenses of repossession and liquidation.
(3)   As a percentage of the principal balance of contracts as of period end.
(4)   Includes   Recreation   vehicle   contracts  sold  by  CITSF  in  previous
      securitizations which CITSF is servicing.
(5)   Annualized

                                THE CERTIFICATES

      The Certificates offered hereby will be issued pursuant to the [Trust Agreement] [Pooling and Servicing Agreement], a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement is a part. The following summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the [Trust Agreement] [Pooling and Servicing Agreement].

General

      The CIT RV Trust 199__-__ ___% Asset-Backed Certificates (the "Certificates") will represent fractional undivided interests in the Trust. The Trust will issue $__________ aggregate principal amount of Certificates pursuant to [a Trust Agreement, to be dated as of ________, between the Seller and the Owner Trustee (the "Trust Agreement")] [the Pooling and Servicing Agreement], a form of which will be filed as an exhibit to the Registration Statement of which this Prospectus Supplement forms a part. A copy of the [Trust Agreement] [Pooling and Servicing Agreement] will be available from the Company, upon request, to holders of the Notes or Certificates and will be filed with the Commission following the issuance of the Notes and the Certificates. Payments in respect of the Certificates will be subordinated to payments on the Notes to the limited extent described herein. The following summary describes certain terms of the Certificates and the [Trust Agreement] [Pooling and Servicing Agreement]. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Certificates and the [Trust Agreement] [Pooling and Servicing Agreement]. Where particular provisions or terms used in the [Trust Agreement] [Pooling and Servicing Agreement] are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

      The Certificates will be offered for purchase in minimum denominations of $20,000 and integral multiples of $1,000 in excess thereof and will be available in book-entry form only[; provided, however, that one Certificate may be issued in a denomination other than an integral multiple of $1,000 such that the Affiliated Purchaser may be issued at least 1% of the Original Certificate Balance]. The Certificates will initially be represented by a single Certificate registered in the name of the nominee of DTC, except as provided below. The Company has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No person acquiring an interest in the Certificates through the facilities of DTC (a "Certificate Owner") will be entitled to receive a Definitive Certificate representing such person's interest in the Certificates, except as set forth under "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus. Unless and until Definitive Certificates are issued under the limited circumstances described herein and in the Prospectus, all references to actions by Certificateholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus and Annex I hereto.

      Payments of interest and principal on the Certificates with respect to each Due Period will be made on the [fifteenth] day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing ___________. With respect to any Distribution Date, the "Due Period" will be the calendar month preceding the month of such Distribution Date. The first Due Period will commence on and include _________ and will end on and include _________. Payments on the Securities on each Distribution Date will be made to the holders of record of the related Securities on the day immediately preceding such Distribution Date or, in the event Definitive Securities have been issued, at the close of business of the last day of the month immediately preceding the month in which such Distribution Date occurs (each, a "Record Date"). A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, [_________] or Oklahoma are authorized or required by law, regulation or executive order to be closed.

Distribution of Interest

      The Certificates will bear interest at the rate of ____% per annum (the "Pass-Through Rate"). The period for which interest is payable on a Distribution Date on the Securities shall be the one-month period from the most recent Distribution Date to but excluding the following Distribution Date, or in the case of the initial Distribution Date from _________ to but excluding the initial Distribution Date (each, an "Interest Accrual Period"). Interest on the Certificate Balance will accrue during the related Interest Accrual Period at the Pass-Through Rate. Interest accruing during the related Interest Accrual Period (computed on the basis of a 360-day year consisting of twelve 30-day months) will be paid to the Certificateholders of record on the related Record Date, on each Distribution Date, to the extent of the Available Amount on such Distribution Date (i) in an amount equal to one-twelfth of the product of the Pass-Through Rate and the Certificate Balance, as of the preceding Distribution Date (after giving effect to distributions of principal and interest to be made on such Distribution Date) or (ii) in the case of the first Distribution Date, in an amount equal to interest accruing at the Pass-Through Rate from

___________ to but excluding the first Distribution Date, on the Original Certificate Balance (the "Certificate Interest Distribution Amount"). Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date. [The rights of Certificateholders to receive distributions of interest will be subordinated to the rights of the Noteholders to receive payment in full of all amounts of interest and principal which the Noteholders are entitled to be paid on such Distribution Date.] [Interest to Certificateholders may be provided from payments from the Cash Collateral Account, to the extent of the Available Cash Collateral Amount, in the event there are not sufficient funds (after payment of the Servicer Payment to the Servicer and interest and principal on the Notes) to make such payments from payments made by or on behalf of the Obligors or in respect of the Contracts, including Monthly Advances and Non-Reimbursable Payments made by the Servicer.]

Distribution of Principal

      On  each   Distribution   Date   prior  to  the   Cross-Over   Date,   the
Certificateholders will not be entitled to any payments of principal, except to the extent of the Principal Liquidation Loss Amount.

      On each Distribution Date on and after the Cross-Over Date, principal of the Certificates will be payable, subject to the remaining Available Amount [and the Available Cash Collateral Amount], in an amount equal to the Principal Distribution Amount for the related Due Period. Such principal payments will be funded to the extent of the Available Amount remaining after the Servicer has been paid the Servicer Payment, and payment of interest and principal in respect of the Notes, if any, and interest in respect to the Certificates has been made [or, to the extent such Available Amount is insufficient, will be funded through a payment from the Cash Collateral Account to the extent of the Available Cash Collateral Amount.] [The rights of Certificateholders to receive distributions of interest and principal will be subordinated to the rights of Noteholders to receive distributions of interest and principal to the extent described herein.] The principal balance of the Certificates, to the extent not previously paid, will be due on the Certificate Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of the Certificates is paid may be earlier than the Certificate Final Scheduled Distribution Date based on a variety of factors.

      On each Distribution Date prior to the Cross-Over Date, the Certificateholders will be entitled to receive, subject to the remaining Available Amount [and the Available Cash Collateral Amount], the Principal Liquidation Loss Amount for such Distribution Date. Such principal payments will be funded to the extent of the Available Amount remaining after the Servicer has been paid the Servicer Payment, [the principal and interest due on the Notes has been paid and] the interest on the Certificates has been paid, [or to the extent such remaining Available Amount is insufficient, will be funded through a payment from the Cash Collateral Account to the extent of the Available Cash Collateral Amount]. The "Principal Liquidation Loss Amount" for any Distribution Date will equal the amount, if any, by which the sum of the aggregate outstanding principal balance of the Notes and the Certificate Balance (after giving effect to all distributions of principal on such Distribution Date) exceeds the sum of the Pool Balance plus the amounts remaining on deposit in the Pre-Funding Account, if any, at the close of business on the last day of the related Due Period. The Principal Liquidation Loss Amount represents future principal payments on the Contracts that, because of the subordination of the Certificates and liquidation losses on the Contracts, will not be paid to the Certificateholders. See "Enhancement--Subordination of Certificates."

Redemption

      [The Certificates will be redeemed in part, on a pro rata basis, on the Distribution Date on or immediately following the last day of the Funding Period in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Contracts, including any such purchase on such date. The aggregate principal amount of the Certificates to be redeemed will be an amount equal to the Pre-Funded Percentage allocable to the Certificates of the amount then on deposit in the Pre-Funding Account.]

      In the event of an Optional Purchase or Auction Sale, the Certificates will be redeemed at a redemption price equal to the Certificate Balance plus accrued interest thereon at the Pass-Through Rate. An Optional Purchase of all the Contracts by CITSF, may occur at CITSF's option, on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is [10]% or less of the Initial Pool Balance (as defined herein). An Auction Sale will occur at any time, and may result in the sale of the Contracts remaining in the Trust, within ten days following a Distribution Date on which the Pool Balance as of the last day of the related Due Period is [5]% or less of the Initial Pool Balance. The "Initial Pool Balance" equals the sum of (i) the Pool Balance as of the Initial Cut-off Date and (ii) the aggregate principal balance of all Subsequent Contracts added to the Trust as of their respective Subsequent Cut-off Dates.

      [If an Insolvency Event with respect to the Affiliated Purchaser occurs, the Indenture Trustee (or, if no Notes are outstanding, the Owner Trustee) will promptly sell, dispose of or otherwise liquidate the Contracts in a commercially reasonable manner on commercially reasonable terms, except under certain limited circumstances. The net proceeds from any such sale, disposition or liquidation of the Contracts (after payment of the Servicer Payment) will be treated as collections on the Contracts and deposited in the Collection Account. Distributions will be made first, to the payment of the Servicer Payment, second to the payment of interest and principal on the Notes and third, to the payment of interest and principal on the Certificates. If the net proceeds from the liquidation of the Contracts (after payment of the Servicer Payment) and any amounts on deposit in the Note Distribution Account and the Certificate Distribution Account are not sufficient to pay the principal amount of and accrued interest on the Notes and Certificates in full, the amount of principal returned to the Certificateholders will be reduced and such Certificateholders will incur a loss, except to the extent of payments, subject to the Available Cash Collateral Amount, made to the Certificateholders from the Cash Collateral Account.]

                                   [THE NOTES]

General

      The CIT RV Trust 199__-__ Class A ____% Asset-Backed Notes (the "Notes" and, together with the Certificates, the "Securities") will represent obligations of the Trust secured by the assets of the Trust (other than the Certificate Distribution Account [and the Cash Collateral Account]). The Trust will issue $____ aggregate principal amount of Notes pursuant to the terms of an Indenture, to be dated as of __________ (as amended and supplemented from time to time, the "Indenture") between the ______________________, as trustee (the "Indenture Trustee"), a form of which will be filed as an exhibit to the Registration Statement of which this Prospectus Supplement forms a part. A copy of the Indenture will be available from the Company, upon request, to the holders of the Notes or Certificates and will be filed with the Securities and Exchange Commission (the "Commission") following the issuance of the Notes and Certificates. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

      The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof and will be available in book-entry form only. The Notes will initially be represented by a single Note registered in the name of Cede, the nominee of DTC. No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner") will be entitled to receive a Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities" in the Prospectus, and such persons will hold their interests in the Notes through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or Euroclear in Europe. Unless and until Definitive Notes are issued under the limited circumstances described herein, all references to actions by Noteholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Noteholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities" in the Prospectus and Annex I hereto.

      Payments of interest and principal on the Notes with respect to each Due Period will be made on each Distribution Date, commencing __________. Payments on the Securities on each Distribution Date will be made to the holders of record of the related Securities on the related Record Date.

Payments of Interest

      The Notes will bear interest at the rate of ____% per annum (the "Interest Rate"). Interest accruing during the related Interest Accrual Period (computed on the basis of a 360-day year consisting of twelve 30-day months) will be paid to the Noteholders of record on the related Record Date, on each Distribution Date, to the extent of the Available Amount on such Distribution Date (i) in an amount equal to one-twelfth of the product of the Interest Rate and the outstanding principal balance on the Notes, as of the preceding Distribution Date (after giving effect to distributions of principal and interest to be made on such Distribution Date) or (ii) in the case of the first Distribution Date, in an amount equal to interest accruing at the Interest Rate from _________ to but excluding the first Distribution Date, on the outstanding principal balance of the Notes as of the Closing Date (the "Note Interest Distribution Amount"). Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date.

Payments of Principal

      Principal payments will be made to the Noteholders on each Distribution Date to the extent of the remaining Available Amount in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" on each Distribution Date is equal to the difference between (i) the sum of (x) the Pool Balance on the last day of the second preceding Due Period (or, in the case of the first Distribution Date, the Initial Cut-off Date Pool Principal Balance), and (y) the amount on deposit in the Pre-Funding Account (exclusive of investment earnings) on the last day of the second preceding Due Period (or, in the case of the first Distribution Date, as of the Closing Date), less (ii) the sum of (x) the Pool Balance on the last day of the preceding Due Period and (y) the amount on deposit in the Pre-Funding Account (exclusive of investment earnings) on the last day of the preceding Due Period; provided, however, that the Principal Distribution Amount on the Note Final Scheduled Distribution Date will equal the outstanding principal balance of the Notes as of such date and the Principal Distribution Amount on the Certificate Final Distribution Date will equal the Certificate Balance on such date. For the purposes of determining the Principal Distribution Amount, the unpaid principal balance of a Defaulted Contract or a Repurchased Contract is deemed to be zero on and after the last day of the Due Period in which such Contract became a Defaulted Contract or a Repurchased Contract. The Principal Distribution Amount will not exceed the outstanding  principal  balance of the Notes or, after the Cross-Over  Date, the
Certificate Balance. With respect to any Due Period, a "Defaulted Contract" means any Contract (except for a Repurchased Contract) in respect of which (a) payments exceeding $__ in the aggregate were delinquent 180 days or more as of the last day of such Due Period or (b) the Servicer has determined that eventual payment in full is unlikely and has repossessed and liquidated the related Financed Vehicle within such 180-day period; provided, however, that a Paid-Ahead Contract and a Contract which is delinquent due to the Soldiers and Sailors' Relief Act shall not be deemed delinquent.

      No principal will be paid in respect of the Notes until the Servicer Payment has been paid and until the entire Note Interest Distribution Amount has been paid for the related Distribution Date. The "Servicer Payment" is equal on each Distribution Date to the sum of the reimbursement then due to the Servicer for outstanding Monthly Advances and the Servicing Fee (including any unpaid Servicing Fees for past Distribution Dates). The principal balance of the Notes, to the extent not previously paid, will be due on the Note Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of the Notes is paid may be earlier than the Note Final Scheduled Distribution Date based on a variety of factors.

      On each Determination Date, the Servicer will determine the amount in the Collection Account available for distribution on the related Distribution Date and inform the Indenture Trustee, who shall allocate such amounts between the Notes and the Certificates and make distributions to Securityholders, all as described under "The Purchase

Agreements and The Trust Documents--Distributions" in the Prospectus. The unpaid principal balance of the Notes will be payable on the Note Final Scheduled Distribution Date.

Redemption

      [The Notes will be redeemed in part, on a pro rata basis, on the Distribution Date on or immediately following the last day of the Funding Period in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Contracts, including any such purchase on such date. The aggregate principal amount of the Notes to be redeemed will be an amount equal to the Pre-Funded Percentage allocable to the Notes of the amount then on deposit in the Pre-Funding Account.]

      In the event of an Optional Purchase or Auction Sale, the outstanding Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of the Notes plus accrued and unpaid interest thereon at the Interest Rate. An "Optional Purchase" of all the Contracts by CITSF, may occur at CITSF's option, on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is [10]% or less of the Initial Pool Balance. An "Auction Sale" may occur, and may result in the sale of the Contracts remaining in the Trust, within ten days following any Distribution Date on which the Pool Balance as of the last day of the related Due Period is [5]% or less of the Initial Pool Balance.

      Upon the occurrence of an Event of Default under the Indenture, the assets of the Trust may be sold which may result in early retirement of the Notes. If the net proceeds from the liquidation of the Contracts (after payment of the Servicer Payment) and any amounts on deposit in the Note Distribution Account are not sufficient to pay the principal amount of and accrued interest on the Notes in full, holders of the Notes will incur a loss. See "The Notes-The Indenture-Events of Default; Rights Upon Event of Default" in the Prospectus.

      [Upon the occurrence of an Insolvency Event with respect to the Affiliated Purchaser, the Trust shall be terminated and the assets of the Trust will be sold (unless, within ninety days after such occurrence, the Owner Trustee shall have received written instructions from (a) each of the Certificateholders (other than the Affiliated Purchaser) and (b) each of the Noteholders, to the effect that each such party disapproves of the liquidation of the Contracts and termination of the Trust). Distributions will be made first, to the payment of the Servicer Payment, second, to the payment of interest and principal on the Notes and third, to the payment of interest and principal on the Certificates. If the net proceeds from the liquidation of the Contracts (after payment of the Servicer Payment) and any amounts on deposit in the Note Distribution Account are not sufficient to pay the principal amount of and accrued interest on the Notes in full, holders of the Notes will incur a loss.

                                   ENHANCEMENT

      [Subordination of Certificates. The rights of Certificateholders to receive distributions of interest and principal are subordinated to the rights of Noteholders to receive payment in full of all amounts of interest and principal to which the Noteholders are entitled to receive on the related
Distribution Date. Consequently, no distribution will be made to the Certificateholders on any Distribution Date in respect of (i) interest until the full amount of interest and principal on the Notes payable on such Distribution Date has been distributed to the Noteholders, [other than payments from the Cash Collateral Account] and (ii) principal until the Notes have been paid in full, other than distributions in respect of the Principal Liquidation Loss Amount.]

      [Cash Collateral Account. The only credit enhancement for the Certificates is the Cash Collateral Account. With respect to any Distribution Date, the amount available to be withdrawn from the Cash Collateral Account as payment to the Certificateholders will not exceed the Available Cash Collateral Amount. The Available Cash Collateral Amount will be reduced by payments from the Cash Collateral Account required to be made to the Cash Collateral Depositor pursuant to the Cash Collateral Agreement and payments previously made therefrom to Certificateholders and generally will be reduced as the Pool Balance is reduced. At any time that the Available Cash Collateral Amount is zero, holders of Certificates will bear the risk of all liquidation losses on the Defaulted Contracts and may suffer a loss. The Certificate Balance will be reduced to the extent that prior to the Cross-Over Date distributions are not made in respect of the Principal Loss Liquidation Amount and on or after the Cross-Over Date distributions are not made in respect of the Principal Distribution Amount. As a result of such reductions, less interest will accrue on the Certificates than would otherwise be the case.]

      On the Closing Date, the Cash Collateral Account will be established pursuant to the [Sale and Servicing Agreement] [Pooling and Servicing Agreement]. The [Owner] Trustee will have the right to withdraw or cause to be withdrawn payments from the Cash Collateral Account under certain circumstances specified below. The Cash Collateral Account will be funded on the Closing Date in the amount of $_________ (the "Initial Cash Collateral Amount") from the proceeds of a loan (the "Loan") by the Cash Collateral Depositor pursuant to a Cash Collateral Agreement among the Cash Collateral Depositor, the Trust and the Servicer (the "Cash Collateral Agreement"). The Cash Collateral Depositor's only recourse against the Trust for repayment of the Loan is from the Cash Collateral Account Surplus (as defined herein), certain investment earnings on funds deposited in the Cash Collateral Account and payments from the Cash Collateral Account upon maturity of the Loan, in each case as set forth in the Cash Collateral Agreement.

      The Cash Collateral Account will be an Eligible Account (as defined in the Prospectus). Funds on deposit in the Cash Collateral Account will be invested in certain investments which satisfy the criteria established by each of the Ratings Agencies. It is expected that such funds will be invested in debt obligations of the Cash Collateral Depositor or its affiliates so long as such obligations satisfy the criteria established by the Rating Agencies. The Cash Collateral Account and any amounts therein shall be held by or on behalf of the [Owner] Trustee in accordance with the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] and the Cash Collateral Agreement for the benefit of the Certificateholders and the Trust, and as provided in the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] and the Cash Collateral Agreement.

      The Cash Collateral Account will be terminated following the earlier to occur of (a) the date on which the Certificates are paid in full and any funds remaining therein have been paid to the Cash Collateral Depositor [or the Affiliated Purchaser] or (b) the Certificate Final Scheduled Distribution Date.

      On each Distribution Date, the amount available to be withdrawn from the Cash Collateral Account for the benefit of the Certificateholders (the "Available Cash Collateral Amount") will be equal to the lesser of (i) the Required Cash Collateral Amount and (ii) the amount on deposit in the Cash Collateral Account, exclusive of interest and earnings thereon and any investment losses and expenses and before giving effect to any deposit to be made to the Cash Collateral Account on such Distribution Date.

      On each Determination Date, the Servicer will determine the amounts, if any, required to be withdrawn from the Cash Collateral Account, up to the Available Cash Collateral Amount, on the related Distribution Date for payment to the Certificateholders. The [Owner] Trustee will withdraw or cause to be withdrawn such amount from the Cash Collateral Account and will deposit or cause to be deposited such amount into the Certificate Distribution Account on the Business Day before the Distribution Date with respect to which such withdrawal was made.

      On each Distribution Date, the Servicer will deposit Excess Collections into the Cash Collateral Account in an amount sufficient to increase the amount on deposit in the Cash Collateral Account to the Required Cash Collateral Amount and to make payments of principal and interest on the Loan as required by the Cash Collateral Agreement. Excess Collections, if any, not so required to be deposited in the Cash Collateral Account will be paid to [the Affiliated Purchaser]. On each Distribution Date, the [Owner] Trustee will withdraw or cause to be withdrawn from the Cash Collateral Account an amount equal to the amount by which the Available Cash Collateral Amount (after taking into account any deposits to and withdrawals from the Cash Collateral Account pursuant to the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] on such Distribution Date) exceeds the Required Cash Collateral Amount for the next Distribution Date (the "Cash Collateral Account Surplus") and pay such amount, to the extent required to make payments of principal and interest on the Loan, to the Cash Collateral Depositor. Any such amounts paid to the Cash Collateral Depositor will not be available for distribution to Certificateholders. On each Distribution Date, the [Owner] Trustee will withdraw from the Cash Collateral Account and pay to [the Affiliated Purchaser] the balance, if any, of the Cash Collateral Account Surplus.

      In the event that the Certificates are outstanding on the Certificate Final Scheduled Distribution Date (after taking into account distributions on such date), the [Owner] Trustee will withdraw or cause to be withdrawn from the Cash Collateral Account an amount equal to the Certificate Balance, and will distribute such amount to the

Certificateholders in retirement of the Certificates, to the extent funds are available therefor in the Cash Collateral Account.

      The Required Cash Collateral Amount with respect to any Distribution Date will equal ____% of the Pool Balance as of the first day of the related Due Period, but in no event less than $_________. If, with respect to any Distribution Date, (a) the average of the principal balance of Contracts _____ days or more delinquent (including Contracts relating to Financed Vehicles that have been repossessed) as a percentage of the Pool Balance for the _____ preceding Due Periods exceeds ____% or (b) the average of the principal balances of all Contracts which became Defaulted Contracts, less any net liquidation proceeds on Defaulted Contracts, expressed as an annualized percentage of the average outstanding Pool Balance of the _____ preceding Due Periods exceeds
____%, then the Required Cash Collateral Amount with respect to such Distribution Date shall be ____% of the Pool Balance as of the first day of the related Due Period, but in no event (i) less than $_________ or (ii) greater than $_________; provided further that the Required Cash Collateral Amount shall never be greater than the outstanding balance of Certificates and may be reduced from time to time if the Rating Agencies shall have given prior written notice to the Seller, the Servicer and the Issuer that such reduction will not result in a downgrade or withdrawal of the then current rating of the Notes and the Certificates.

      "Excess Collections" for any Distribution Date will equal the amounts collected or deposited in respect of the Contracts in the related Due Period and which are remaining in the Collection Account on such Distribution Date after taking into account distributions to be made on the Securities and payments and reimbursements made to the Servicer on such Distribution Date.]

      [Reserve Fund. An account (the "Reserve Fund") will be established and funded by [cash, one or more irrevocable letters of credit, Eligible Investments, one or more derivative products, amounts otherwise distributable to one or more classes of Securityholders or to the owners of any Retained Yield (as defined herein).] [The Reserve Fund will be funded from the Available Amount remaining on each Distribution Date after all amounts then due have been paid to the Certificateholders, the Noteholders, if any, the Servicer and any provider of Enhancement.] [In addition, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee or the termination payment under a derivative product may be demanded by the Trustee, and in each case deposited in the Reserve Fund.] Funds in the Reserve Fund will be applied, invested and maintained in the following manner: __________. [Amounts in the Reserve Fund will be distributed to Securityholders, or applied to reimburse the Servicer for outstanding advances.] The Reserve Fund will be [established as part of the Trust] [held outside the Trust] [by a collateral agent] [by the Trustee].]

      [Limited Guarantee. [Certain payments on a class of the Securities of a series] [Certain deficiencies in principal or interest payments on the Contracts] [Certain liquidation losses on the Contracts] will be covered by the limited guarantee (the "Limited Guarantee"), issued by CIT. [CIT will be obligated to make deposits to an account, make advances or purchase Defaulted Contracts.] The Limited Guarantee is limited to ___________ and will be separately allocated to ___________.]

      [Credit Facility. [The Securities will be entitled to the benefit of [one or more letters of credit, guarantees, limited guarantees, surety bonds or similar credit facilities] (the "Credit Facility"). [The Credit Facility is an amount equal to $_______]. [The Credit Facility will be held [by the Trustee] [as part of the Trust] [by a collateral agent]. The provider of the Credit Facility (the "Credit Facility Provider") is ______________.]

      [Liquidity Facility. _____________ (the "Liquidity Facility Provider") will provide funds to be used to purchase the Securities pursuant to purchase agreements (the "Liquidity Facility"). The Liquidity Facility will be held outside of the Trust by the Trustee.]

                 THE PURCHASE AGREEMENTS AND THE TRUST DOCUMENTS

Distributions

      On each Distribution Date, the [Indenture] Trustee will withdraw the Available Amount from the Collection Account to make the following payments (to the extent sufficient funds are available therefor) in the following order:

            (a) the aggregate amount of any unreimbursed Monthly Advances made by the Servicer (and which are then due to be reimbursed to the Servicer) will be paid to the Servicer;

            (b) the Servicing Fee, including any overdue Servicing Fee, will (to the extent not previously retained by the Servicer) be paid to the Servicer;

            (c) the Note  Interest  Distribution  Amount,  including any overdue
      Note Interest Distribution Amount, will be deposited into the Note Distribution Account, for payment to the Noteholders;

            (d) on and prior to the Cross-Over Date, the Principal Distribution Amount, including any overdue Principal Distribution Amount, will be deposited into the Note Distribution Account, for payment to the Noteholders;

            (e) the Certificate Interest Distribution Amount, including any overdue Certificate Interest Distribution Amount, will be deposited into the Certificate Distribution Account, for payment to the Certificateholders;

            (f) prior to the Cross-Over Date, the Principal Liquidation Loss Amount, if any, will be deposited into the Certificate Distribution Account, for payment to the Certificateholders;

            (g) on and after the Cross-Over Date, the Principal Distribution Amount, including any overdue Principal Distribution Amount, will be deposited into the Certificate Distribution Account, for payment to the Certificateholders;

            (h) an amount equal to the sum of (i) the difference between the Available Cash Collateral Amount and the Required Cash Collateral Amount, to the extent the Available Cash Collateral Amount is less than the Required Cash Collateral Amount and (ii) the amount necessary to make payments of principal and interest on the Loan, to the extent required by the [Sale and Servicing Agreement] [Pooling and Servicing Agreement] and the Cash Collateral Agreement, will be deposited into the Cash Collateral Account; and

            (i) the balance, if any, will be distributed to [the Affiliated Purchaser].

      To the extent that the Available Amount is insufficient to satisfy the distributions set forth in clauses (e), (f) or (g) above on any Distribution Date, the [Owner] Trustee will withdraw or cause to be withdrawn from the Cash Collateral Account, to the extent available, the difference between the aggregate amounts described in clauses (e), (f) and (g) and the Available Amount remaining after payment of the amounts described in clauses (a), (b), (c) and
(d). Any amount so withdrawn from the Cash Collateral Account by or on behalf of the [Owner] Trustee will be deposited into the Certificate Distribution Account for distribution to the Certificateholders.

      [The Affiliated Purchaser may at any time, without consent of the Securityholders, sell, transfer, convey or assign in any manner its rights to receive the distributions to be made pursuant to clause (i) above provided that
(i) the Rating Agency Condition is satisfied, (ii) the Affiliated Purchaser provides to the Trustees an opinion of counsel from independent counsel that such action will not cause the related Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by the Affiliated Purchaser.]

Servicing Compensation

      The Servicer will be entitled to receive, out of collections on the Contracts, a monthly fee (the "Servicing Fee") for each Due Period, payable on the following Distribution Date, equal to the sum of (i) one-twelfth of the product of [0.75]% (the "Servicing Fee Rate") and the Pool Balance as of the last day of the second preceding Due Period (or, in the case of the first Distribution Date, as of the Initial Cut-off Date) and (ii) any investment earnings (net of investment expenses and losses) on amounts on deposit in the Collection Account, the Note Distribution Account and the Certificate
Distribution Account; provided, however, that the Servicing Fee Rate shall be [_____%] [a rate determined at the time of the appointment of a successor Servicer but not to exceed _____%] if CITSF or an affiliate thereof is not the Servicer.

Termination

      In order to avoid excessive administrative expenses, CITSF will be permitted at its option to purchase from the Trust, on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is [10]% or less of the Initial Pool Balance, all remaining related Contracts at a price equal to the aggregate Purchase Price for the Contracts (including Defaulted Contracts), plus the appraised value of any other property held by the Trust (less liquidation expenses). Exercise of such right will effect early retirement of the Securities. Unless otherwise specified in the related Prospectus Supplement, the "Initial Pool Balance" equals the sum of (i) the Pool Balance as of the Initial Cut-off Date and (ii) the aggregate principal balance of all Subsequent Contracts added to the Trust as of their respective Subsequent Cut-off Dates. See "The Purchase Agreements and The Trust Documents--Termination" in the Prospectus.

      Within ten days after the first Distribution Date on which the Pool Balance as of the last day of the related Due Period is [5]% or less of the Initial Pool Balance, the Indenture Trustee (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) shall solicit bids for the purchase of the Contracts remaining in the Trust. In the event that satisfactory bids are received as described below, the sale proceeds will be distributed to Securityholders on the second Distribution Date succeeding such Due Period. Any purchaser of the Contracts must agree to the continuation of CITSF as Servicer on terms substantially similar to those in the Trust Documents. Any such sale will effect early retirement of the Securities. See "The Certificates--Redemption," "The Notes--Redemption" and "The Purchase Agreements and The Trust Documents--Termination" in the Prospectus.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Certain Federal Tax Consequences with Respect to the Notes

      Tax Characterization of the Notes and the Trust. Schulte Roth & Zabel has advised the Trust that, based on the terms of the Notes and the transactions relating to the Contracts as set forth herein, the Notes will be treated as debt for Federal income tax purposes. However, there is no specific authority with respect to the characterization for Federal income tax purposes of securities having the same terms as the Notes.

      Schulte Roth & Zabel is also of the opinion that, based on the applicable provisions of the Trust Documents and related documents, for Federal income tax purposes, (i) the Trust will not be classified as an association taxable as a corporation and (ii) the Trust will not be treated as a publicly traded partnership taxable as a corporation. However, there are no authorities directly dealing with similar transactions. If the IRS were to successfully characterize the Trust as an association taxable as a corporation for Federal income tax purposes, the income from the Contracts (reduced by deductions, possibly including interest on the Notes) would be subject to Federal income tax at corporate rates, which could reduce the amounts available to make payments on the Notes. Likewise, if the Trust were subject to state or local income or franchise tax, the amount of cash available to make payment on the Notes could be reduced.

      If, contrary to the opinion of Schulte Roth & Zabel, the IRS successfully asserted that the Notes were not debt for Federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to deduct interest on the Notes). The remainder of this discussion assumes that the Notes will be treated as debt and that the Trust will not be taxable as a corporation.

      Interest Income on the Notes. The stated interest on the Notes will be taxable to a Noteholder as ordinary income when received or accrued in accordance with such Noteholder's method of tax accounting. Some or all of the Notes may be issued with "original issue discount" within the meaning of Section 1273 of the Code ("OID"). The amount of OID on the Notes will equal the difference between the issue price and the principal amount of the Notes unless the OID is less then a statutorily defined de minimus amount.

      OID will accrue to the Noteholders over the life of the Notes, taking account of a reasonable prepayment assumption, based on a constant yield to maturity method, using semi-annual compounding, and properly adjusted for actual prepayments on the Contracts. The portion of OID that accrues during the time a Noteholder owns the Notes (i) constitutes interest includable in the Noteholder's gross income for federal income tax purposes and (ii) is added to the Noteholder's tax basis for purposes of determining gain or loss on the maturity, redemption, prior sale, or other disposition of the Notes. Thus, the effect of OID is to increase the amount of taxable income above the actual interest payments during the life of the Notes.

      Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any OID, market discount and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of any bond premium previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Subject to the rules of the Code concerning market discount on the Notes, any such gain or loss will be capital gain or loss if the Note was held as a capital asset. Capital losses generally may be deducted to the extent the Noteholder has capital gains for the taxable year, and non-corporate Noteholders can deduct a limited amount of such losses in excess of available capital gains.

      Foreign Holders. If interest paid (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") is not effectively connected with the conduct of a trade or business within the United States by the foreign person, the interest generally will be considered "portfolio interest," and generally will not be subject to United States Federal income tax and withholding tax, if the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust (including a holder of 10% of the outstanding Certificates) or the Affiliated Purchaser nor a "controlled foreign corporation" with respect to which the Trust or the Affiliated Purchaser is a "related person" within the meaning of the Code and (ii) provides the person otherwise required to withhold U.S. tax with an appropriate statement, signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If the information provided in the statement changes, the foreign person must so inform the person otherwise required to withhold U.S. tax within 30 days of such change. The statement generally must be provided in the year a payment occurs or in either of the two preceding years. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in that case, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then any payment of such interest will be subject to United States Federal withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable income tax treaty.

      Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States Federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign individual is not present in the United States for 183 days or more in the taxable year or does not have a tax home in the United States.

      If the interest, gain or income on a Note held by a foreign person is effectively connected with the conduct of a trade or business in the United States by the foreign person (although exempt from the withholding tax previously discussed if the holder provides an appropriate statement), the holder generally will be subject to United States Federal income tax on the interest, gain or income at regular Federal income tax rates. In addition, if the foreign person is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable income tax treaty (as modified by the branch profits tax rules).

      On April 15, 1996, the IRS issued proposed Treasury Regulations that would revise the procedures for securing an exemption from the 30% United States Federal withholding tax (the "Proposed Regulations"). If adopted in final form, the Proposed Regulations would apply to payments made after December 31, 1997, and would replace current IRS Forms W-8, 1001 and 4224 with a single form which would be called a Form W-8. The Proposed Regulations would also provide certain alternative means for qualifying for interest withholding exemptions.

      Information Reporting and Backup Withholding. The Trust will be required to report annually to the IRS, and to each Noteholder of record, the amount of interest paid on the Notes (and the amount of accrued OID, if any, and interest withheld for Federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who provide certification as to their status as nonresidents). Accordingly, each holder (other than exempt holders who are not subject to the reporting requirements) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct Federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a non-exempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31% of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.

      If the Proposed Regulations are adopted in final form, certain corporate holders of Notes would be required to provide documentation to payors that indices or certifies the holders' corporate status (and therefore its exemption from information reporting and backup withholding).

Certain Federal Tax Consequences with Respect to the Certificates

      Tax Characterization of the Trust. The Affiliated Purchaser and the Servicer have agreed, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of Federal income tax, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Affiliated Purchaser, and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

      If the Trust were held to be an "association" taxable as a corporation for Federal income tax purposes, rather than a partnership, the Trust would be subject to a corporate level income tax. Any such corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the Certificates (and Certificateholders could be liable for any such tax that is unpaid by the Trust). See also the discussion above under "--Certain Federal Tax Consequences with Respect to the Notes--Tax Characterization of the Notes and the Trust." However, in the opinion of Schulte Roth & Zabel, the Trust will not be classified as an association taxable as a corporation because of the nature of its income and because it will not have certain "corporate" characteristics necessary for a business trust to be an association taxable as a corporation.

      Nonetheless, because of the lack of cases or rulings on similar transactions, a variety of alternative characterizations are possible in addition to the position to be taken by Certificateholders that the Certificates represent equity interests in a partnership. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust or of the Seller. The remainder of this summary assumes that the Certificates represent equity interests in a partnership that owns the Contracts.

      Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax, but each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. In certain instances, however, the Trust could have an obligation to make payments of withholding tax on behalf of a Certificateholder. See "--Backup Withholding" and "--Tax Consequences to Foreign Owners of Certificates." The Trust's income will consist primarily of interest accrued on the Contracts including appropriate adjustments for market discount (as discussed below), and any original issue discount and bond premium), investment income from investments in the Trust Accounts and Certificate Distribution Account and any gain upon collection or disposition of the Contracts. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees and losses or deductions upon collection or disposition of the Contracts.

      The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and Related Documents). The Trust Agreement will provide that the Certificateholders will be allocated taxable income of the Trust for each Interest Period equal to the sum of (i) the amount of interest that accrues on the Certificates for such Interest Accrual Period based on the Certificate Rate;
(ii) an amount equivalent to interest that accrues during such Interest Accrual Period on amounts previously due on the Certificates but not yet distributed; and (iii) any Trust income attributable to discount on the Contracts that corresponds to any excess of the principal amount of the Certificates over their initial issue price. All remaining taxable income of the Trust will be allocated to the Affiliated Purchaser. It is believed that this allocation will be valid under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, under the foregoing method of allocation, holders may be allocated income greater than the amount of interest accruing on the Certificates based on the Pass-Through Rate or may be allocated income greater than the amount of cash distributed to them.

      An individual taxpayer may generally deduct miscellaneous itemized deductions (which do not include interest expenses) only to the extent they exceed two percent of the individual's adjusted gross income. Those limitations would apply to an individual Certificateholder's share of expenses of the Trust (including fees paid to the Servicer) and might result in such holder having net taxable income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. In addition, Section 68 of the Code provides that the amount of certain itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds an inflation-adjusted threshold amount specified in the Code ($176,956 for taxable years beginning in 1996, in the case of a joint return) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the specified threshold amount or (ii) 80% of the amount of itemized deduction otherwise allowable for such taxable year.

      The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each of the Contracts, the Trust might be required to incur additional expense, but it is believed that there would not be a material adverse effect on Certificateholders.

      Market Discount. To the extent that the Contracts are purchased by the Trust for a price that is less than the aggregate stated redemption price at maturity of the Contracts, the Trust must account for "market discount" on the Contracts pursuant to Section 1276 of the Code. Any market discount will be accounted for each of the Contracts on an individual basis, and the Trust will make an election to calculate such market discount as it economically accrues. Any income resulting from the accrual of market discount will be allocated to the Certificateholders as described above.

      Original Issue Discount and Bond Premium. It is believed that the Contracts were not and will not be issued with OID or at a premium, and, therefore, the Trust should not have OID income or amortizable bond premium.

      Section 708 Termination. Under Section 708 of the Code, a partnership will be deemed to terminate for Federal income tax purposes if 50% or more of the capital and profits interests in the partnership are sold or exchanged within a 12-month period. If such a termination occurs, the partnership will be considered to distribute its assets to the partners, who would then be treated as recontributing those assets to a new partnership. The Trust may not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

      Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of a Certificate in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificate sold. A Certificateholder's tax basis in a Certificate will generally equal his cost increased by his share of Trust income that is includable in his gross income and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificate and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

      Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Contracts would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid these special reporting requirements, the Trust will elect to include any such market discount in income as it accrues.

      If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed miscellaneous itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

      Allocations Between Transferor and Transferee. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect the tax liability and tax basis of the holder) attributable to periods before the actual purchase takes place.

      The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or is allowed only for transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Affiliated Purchaser is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by any future authority.

      Section 754 Election. In the event that a Certificateholder sells a Certificate at a profit (or loss), the purchasing Certificateholder will have a higher (or lower) basis in the Certificate than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust files an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such an election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

      Administrative Matters. The Servicer, on behalf of the Trust, is required to keep or cause to be kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the taxable year of the Trust will be the calendar year. The Affiliated Purchaser will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report to holders (and to the
IRS) each Certificateholder's allocable share of items of Trust income and expense on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information returns filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

      Under Section 6031 of the Code, any person that holds Certificates as a nominee on behalf of another person at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing and (z) certain information concerning Certificates that were held, acquired or transferred on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act that holds Certificates as a nominee is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information described above and such nominees will be required to forward such information to the beneficial owners of the Certificates.

      The Affiliated Purchaser, as the "tax matters partner," will be responsible for representing the Certificateholders in any dispute with the IRS with respect to partnership items. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

      Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates may be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

      Tax Consequences to Foreign Owners of Certificates. As discussed below, an investment in a Certificate is not suitable for any non-U.S. person which is not eligible for a complete exemption from U.S. withholding tax on interest under a tax treaty with the United States. Accordingly, no interest in a Certificate should be acquired by or on behalf of any such non-U.S. person.

      No regulations, published rulings or judicial decisions exist that would discuss the characterization for Federal withholding tax purposes with respect to non-U.S. persons of a partnership with activities substantially the same as the Trust. However, it is not expected that the trust would be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons. If the Trust were considered to be engaged in a trade or business in the United States for such purposes, the income of the Trust distributable to a non-U.S. person would be subject to Federal withholding tax at a rate of 35% for persons taxable as a corporation and 39.6% for all other non-U.S. persons. Also, in such cases, a non-U.S. owner of a Certificate that is a corporation may be subject to the branch profits tax. If the Trust is notified that an owner of a Certificate is a foreign person, the Trust may withhold as if it were engaged in a trade or business in the United States in order to protect the Trust from possible adverse consequences of a failure to withhold. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures.

      Each foreign owner of a Certificate might be required to file a U.S. individual or corporate income tax return (including in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign owner of a Certificate must obtain a taxpayer identification number from the IRS and submit that number to the withholding agent on Form W-8 in order to assure appropriate crediting of any taxes withheld. A foreign owner of a Certificate generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made to (or accrued by) an owner of a Certificate who is a foreign person may be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust and for that reason or because of the nature of the Contracts, the interest will likely not be considered "portfolio interest." As a result, even if the Trust is not considered to be engaged in a U.S. trade or business, foreign owners of Certificates will likely be subject to United States Federal income tax which must be withheld at a rate of 30 percent on their share of the Trust's income (without reduction for interest expense), unless reduced or eliminated pursuant to an applicable income tax treaty. If the Trust is notified that an owner of a Certificate is a foreign person, the Trust may be required to withhold and pay over such tax, which can exceed the amounts otherwise available for distribution to such owner. A foreign owner would generally be entitled to file with the IRS a refund claim for such withheld taxes, taking the position that the interest was portfolio interest and therefore not subject to U.S. tax. However, the IRS may disagree and no assurance can be given as to the appropriate amount of tax liability. As a result, each potential foreign owner of a Certificate should consult its tax advisor as to whether the tax consequences of holding an interest in a Certificate make it an unsuitable investment. For additional information concerning proposed regulations which would modify the procedures that a beneficial owner of Certificate must comply with to avoid United States withholding tax on payments to such owner, see the discussion above under "Certain Federal Tax Consequences with Respect to the Notes--Foreign Holders."

[Original Issue Discount]

      The Class __ Certificates will be issued with original issue discount for federal income tax purposes. The Class __ Certificates may be issued at a premium. For purposes of determining the amount and rate of accrual of original issue discount and market discount, the Company intends to assume that there will be prepayments on the Contracts at a rate equal to __% CPR. No representation is made as to whether the Contracts will prepay at that rate or any other rate. See "Yield and Prepayment Considerations" herein and "Certain Federal Income Tax Consequences" in the Prospectus. If the holders of the Class
__ Certificates are treated as holding such Certificates at a premium, such holders should consult their tax advisors regarding the election to amortize bond premium and the method to be employed.

                              PLAN OF DISTRIBUTION

      Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") among CITSF, the Company and __________ and ___________ (the "Underwriters"), the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase, the respective principal amount of the Certificates [and the Notes] offered hereby, as set forth opposite their respective names below:

                                                 Principal          Principal
                                                  Amount             Amount
                                                 of Notes        of Certificates
                                                 --------        ---------------
_______________                               $                  $
_______________                               $                  $
                                              ------------       ---------------
      Total................................   $                  $
                                              ============       ===============

      The Underwriting Agreement provides that the obligation of the Underwriters to pay for and accept delivery of the Certificates [or Notes] is subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Certificates [and Notes] if any are taken.

      The Underwriters have advised the Company that they propose to offer the Certificates [and Notes] directly to the public at the public offering price set forth on the cover page hereof and to certain dealers at a price that represents a concession not in excess of ____% of the principal balance of the Certificates and [not in excess of ___% of the principal amount of the Notes]. The Underwriters may allow, and such dealers may reallow, a concession not in excess of ____% of the principal balance of the Certificates and [not in excess of ____% of the principal amount of the Notes] to certain other dealers. After the initial public offering, the public offering price and concessions and discounts to dealers may be changed by the Underwriters.

      CITSF has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act or to contribute to payments which the Underwriters may be required to make in respect thereof.

      The Trust may, from time to time, invest the funds of the Trust in Eligible Investments acquired from the Underwriters.

      [The closing of the sale of the Notes is conditioned on the closing of the sale of the Certificates, and the closing of the sale of the Certificates is conditioned on the closing of the sale of the Notes.]

                                     RATINGS

      It is a condition to the issuance of the Securities that the Securities be rated ____ by _________ and ____ by ________ (each, a "Rating Agency"). [The ratings of the Notes will be based primarily on the value of the Initial Contracts, the Pre-Funding Account, and the terms of the Securities, including the subordination provided by the Certificates. The ratings of the Certificates will be based primarily on the Cash Collateral Account.] The foregoing ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trustee. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security ratings of the Securities should be evaluated independently of similar security ratings assigned to other kinds of securities.

                                  LEGAL MATTERS

Certain legal matters will be passed upon for the Company by Schulte Roth & Zabel LLP, New York, New York, for the Trust by Richards, Layton & Finger,
Wilmington, Delaware, and for the Underwriters by _____________________. The material federal income tax consequences of the Securities will be passed upon for the Company by Schulte Roth & Zabel LLP. [Certain legal matters will be passed upon for CIT by its Executive Vice President and General Counsel, Ernest Stein, Esq.]

                                     ANNEX I

                      GLOBAL CLEARANCE, SETTLEMENT AND TAX
                            DOCUMENTATION PROCEDURES

      Except in certain limited circumstances, the globally offered Notes of CIT RV Trust 199__-__ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Cedel or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Notes will be effected on a delivery-against payment basis through the respective Depositories of Cedel and Euroclear (in such capacity) and as DTC Participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their Participants.

Initial Settlement

      All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their Participants through their respective Depositories, which in turn will hold such positions in accounts as DTC Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices specified by the Underwriters. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global securities and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to insure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC Participants will be settled in same-day funds.

      Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      Trading between DTC Seller and Cedel or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depository, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depository of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

      Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depository for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depository, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depository, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

            (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

            (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

            (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

Certain U.S. Federal Withholding Taxes and Documentation Requirements

      A beneficial owner of Global Securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customer's securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owners take one of the following steps to obtain an exemption or reduced tax rate:

      Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

      Exemption for non-U.S.  Persons with  effectively  connected  income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

      Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are beneficial owners of Global Securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Noteholder or his agent.

      Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

      U.S. Federal Income Tax Reporting Procedure. The holder of a Global Securities or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

      The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includable in gross income for United States tax purposes, regardless of its source. This summary of documentation requirements does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                            INDEX OF PRINCIPAL TERMS

ABS...........................................................................32
ABS Table.....................................................................32
Affiliated Purchaser..........................................................19
Available Amount...............................................................9
Available Cash Collateral Amount..........................................13, 44
Bankruptcy Code...............................................................19
Business Day...............................................................8, 39
Capitalized Interest Account...............................................7, 29
Cash Collateral Account.......................................................13
Cash Collateral Account Surplus...........................................15, 44
Cash Collateral Agreement.................................................13, 44
Cash Collateral Depositor.....................................................13
Cede.......................................................................4, 39
Cedel...............................................................1, 4, 22, 41
Certificate Balance........................................................9, 34
Certificate Final Scheduled Distribution Date..................................8
Certificate Interest Distribution Amount......................................40
Certificate Owner.........................................................22, 39
Certificate Owners.............................................................4
Certificate Pool Factor.......................................................34
Certificates...............................................................1, 39
CIT........................................................................3, 19
CITCF-NY.......................................................................5
CITSF......................................................................3, 19
Closing Date...................................................................5
Code..........................................................................18
Commission....................................................................41
Company.................................................................1, 3, 19
Contract Files................................................................23
Contract Pool.................................................................24
Contract Rate.................................................................26
Contracts...............................................................2, 5, 25
Credit Facility...............................................................45
Credit Facility Provider......................................................45
Cross-Over Date...............................................................10
Dealers........................................................................5
Defaulted Contract............................................................42
Deposit Date..................................................................22
Depository....................................................................22
Determination Date.............................................................8
Distribution Date.......................................................2, 8, 39
DTC........................................................................1, 22
Due Period.................................................................8, 39
ERISA.........................................................................18
Euroclear...................................................................1, 4
Excess Collections........................................................14, 45
Financed Vehicles...........................................................2, 5
Funding Period.............................................................7, 28
Indenture..................................................................4, 41
Indenture Trustee.......................................................1, 3, 41
Initial Cash Collateral Amount............................................13, 44

Initial Contracts.......................................................1, 4, 25
Initial Cut-off Date...........................................................1
Initial Cut-off Date...........................................................5
Initial Cut-off Date Pool Principal Balance...................................25
Initial Financed Vehicles...................................................1, 4
Initial Pool Balance..................................................16, 41, 47
Insolvency Laws...............................................................20
Interest Accrual Period....................................................8, 40
Interest Rate.............................................................12, 42
Interest Shortfall............................................................15
Issuer..................................................................1, 3, 23
Limited Guarantee.............................................................45
Liquidity Facility............................................................45
Liquidity Facility Provider...................................................45
Loan......................................................................13, 44
Monthly Advance...............................................................15
Net Losses....................................................................37
Non-Reimbursable Payment......................................................16
Note Final Scheduled Distribution Date.........................................8
Note Interest Distribution Amount.............................................42
Note Owner................................................................22, 41
Note Owners....................................................................4
Note Pool Factor..............................................................34
Notes...................................................................1, 4, 41
Obligor.......................................................................15
OID...........................................................................47
Original Certificate Balance...............................................3, 23
Owner Trustee...........................................................1, 3, 23
Paid-Ahead Contract...........................................................31
Paid-Ahead Period.............................................................31
Pass-Through Rate..............................................................2
Pass-Through Rate..........................................................9, 39
Permitted Investments.........................................................28
Pool Balance..............................................................11, 29
Pooling and Servicing Agreement...............................................23
Pre-Funded Amount..............................................................5
Pre-Funded Amount..........................................................7, 28
Pre-Funded Percentage.....................................................11, 20
Principal Distribution Amount.................................................42
Principal Liquidation Loss Amount.........................................11, 40
Prospectus.....................................................................2
Purchase Agreement.........................................................6, 25
Rating Agency.............................................................17, 53
Record Date................................................................8, 39
Repurchase Event...............................................................5
Repurchased Contract...........................................................5
Required Capitalized Interest Amount..........................................29
Required Cash Collateral Amount...............................................14
Reserve Fund..................................................................45
Sale and Servicing Agreement................................................2, 5
Securities..............................................................1, 4, 41
Seller.........................................................................1
Servicer....................................................................1, 3
Servicer Payment..........................................................10, 42

Servicing Fee.............................................................16, 46
Servicing Fee Rate........................................................16, 46
Simple Interest Contract......................................................26
Subsequent Contracts....................................................2, 5, 25
Subsequent Cut-off Date........................................................6
Subsequent Cut-off Date........................................................2
Subsequent Financed Vehicles................................................2, 5
Subsequent Purchase Agreement..............................................6, 25
Subsequent Transfer Agreement..............................................6, 25
Trust...................................................................1, 3, 23
Trust Agreement........................................................3, 23, 39
Trustee.................................................................1, 3, 23
Trustees.......................................................................3
Underwriters..................................................................52
Underwriting Agreement........................................................52

PROSPECTUS

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                SUBJECT TO COMPLETION: DATED MARCH 11, 1999


                                  CIT RV TRUSTS

                               ASSET-BACKED NOTES

                            ASSET-BACKED CERTIFICATES

               THE CIT GROUP SECURITIZATION CORPORATION II, SELLER

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

      The Asset-Backed Certificates (the "Certificates") and the Asset-Backed Notes (the "Notes" and, collectively with the Certificates, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on the terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities will include either (i) one or more classes of Certificates, (ii) one or more classes of Notes, or (iii) one or more classes of Certificates and one or more classes of Notes, as set forth in the related Prospectus Supplement.

      Each series of Securities will be issued by a trust (a "Trust") to be formed with respect to such series by The CIT Group Securitization Corporation II (the "Company" or the "Seller").

      The assets of each Trust will primarily include a pool of retail installment sale contracts and direct loans (the "Initial Contracts") secured by the new and used recreation vehicles financed thereby (the "Initial Financed Vehicles"), certain monies received under the Initial Contracts on and after the Initial Cut-off Date specified in the related Prospectus Supplement (the "Initial Cut-off Date"), an assignment of the security interests in the Initial Financed Vehicles, the proceeds from claims under certain insurance policies in respect of individual Initial Financed Vehicles or the related Obligors and certain other property, as more fully described herein and in the related Prospectus Supplement. In addition, if so specified in the related Prospectus Supplement, the assets of each Trust will include specified credit or cash flow enhancement and monies on deposit in one or more trust accounts, which may include a Pre-Funding Account which would be used to purchase from time to time additional retail installment sale contracts and direct loans (the "Subsequent Contracts" and, together with the Initial Contracts, the "Contracts") secured by the new and used recreation vehicles financed thereby (the "Subsequent Financed Vehicles" and, together with the Initial Financed Vehicles, the "Financed Vehicles"), certain monies received under the Subsequent Contracts on and after the related subsequent cut-off dates (each, a "Subsequent Cut-off Date"), an assignment of the security interests in the Subsequent Financed Vehicles and proceeds from claims under certain insurance policies in respect of individual Subsequent Financed Vehicles or the related Obligors, to the extent specified in the related Prospectus Supplement.

                                                   (Continued on following page)

      A DISCUSSION OF CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE SECURITIES OFFERED HEREBY CAN BE FOUND ON PAGE 22 HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT.

      THE SECURITIES WILL REPRESENT INTERESTS IN OR OBLIGATIONS OF A TRUST AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE CIT GROUP SECURITIZATION CORPORATION II, THE CIT GROUP/SALES FINANCING, INC., THE CIT GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES (EXCEPT TO THE LIMITED EXTENT, IF ANY, DESCRIBED HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT).

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

      The date of this Prospectus is ___________ __, 1999.

      Each Trust will be formed pursuant to either (i) a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered into among the Seller, The CIT Group/Sales Financing, Inc. (the "Servicer") and the trustee specified in the related Prospectus Supplement (the "Trustee") or (ii) a Trust Agreement (the "Trust Agreement") to be entered into among the Seller, the trustee specified in the related Prospectus Supplement (the "Owner Trustee") and certain other parties as specified in the related Prospectus Supplement. If the Trust is formed pursuant to a Trust Agreement, a Sale and Servicing Agreement (the "Sale and Servicing Agreement") will be entered into among the Seller, the Servicer and such Owner Trustee. The Trustee or Owner Trustee for any Trust will be referred to in this Prospectus as the "Owner Trustee." The Notes, if any, of a series of Securities will be issued and secured pursuant to an Indenture (the "Indenture") between the Trust and the indenture trustee specified in the related Prospectus Supplement (the "Indenture Trustee"). The Certificates, if any, of a series of Securities will represent fractional undivided interests in the related Trust and/or the residual interest in the Trust.

      Except as otherwise provided in the related Prospectus Supplement, each class of Securities of any series will represent the right to receive a specified amount of payments of principal and interest on the related Contracts, in the amounts, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. The right of each class of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series. A series may include two or more classes of Certificates or Notes which differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. A series may include one or more classes of Certificates or Notes entitled to distributions in respect of principal, with disproportionate, nominal or no interest distributions, or to distributions of interest, with disproportionate, nominal or no distributions in respect of principal. Distributions on Certificates of any series will be subordinated in priority to payments due on the related Notes, if any, to the extent described herein and in the related Prospectus Supplement.

      The rate of distributions in respect of principal on the Securities of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, liquidations and repurchases of Contracts) on the related Contracts.

      If specified in the related Prospectus Supplement, a financial guaranty insurance policy, letter of credit, surety bond, limited guarantee by The CIT Group, Inc. ("CIT"), reserve fund, or other form of credit enhancement, or any combination thereof, may be provided with respect to a Trust or any class of Securities.

      Unless otherwise provided in the related Prospectus Supplement, the Certificates, if any, and the Notes, if any, of any series initially will be represented by certificates and notes registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Securities will be represented by book entries on the records of the participating members of DTC and, in the case of the Notes, Cedel Bank, societe anonyme ("Cedel") and the Euroclear System ("Euroclear"). Definitive Securities will be available only under limited circumstances to the extent described herein and in the related Prospectus Supplement.

      There currently is no secondary market for the Securities and there is no assurance that one will develop. The Underwriters expect, but are not obligated, to make a market in the Securities. There is no assurance that any such market will develop, or if one does develop, that it will continue or provide sufficient liquidity.

      CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES.

                              AVAILABLE INFORMATION

      The Company has filed with the Securities and Exchange Commission (the "Commission") on behalf of each Trust a Registration Statement (together with all amendments and exhibits thereto, the "Registration Statement"), of which this Prospectus is a part, under the Securities Act of 1933, as amended, with respect to the Securities offered pursuant to this Prospectus. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. For further information, reference is made to the Registration Statement, including exhibits filed as part thereof, which is available for inspection without charge at the public reference facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and the regional offices of the Commission located as follows: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such information can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Both registrants also file electronically. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is http://www.sec.gov. Statements made in this Prospectus as to the contents of any contract, agreement or other document filed as an exhibit to the Registration Statement, while complete in all material respects, do not necessarily describe all terms or provisions of such contract, agreement or other document. For a complete description, reference is made to each such contract, agreement or other document filed as an exhibit to the Registration Statement. The Servicer, on behalf of each Trust, will also file or cause to be filed with the Commission such periodic reports as are required under The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. However, in accordance with the Exchange Act and the rules and regulations of the Commission thereunder, the Company expects that each Trust's obligation to file such reports will be terminated following the end of the year in which such Trust is formed. Such reports and other information filed on behalf of each Trust will be available for inspection as set forth above.

                              PROSPECTUS SUPPLEMENT

      The Prospectus Supplement relating to the Securities to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) a description of the series and class or classes of Notes and the class or classes of Certificates and the respective Interest Rate to be paid to each such class of Notes and the Pass-Through Rate or method of determining the amount of interest, if any, to be passed through to each such class of Certificates, (ii) the initial aggregate principal amount of each class of Notes, the initial aggregate Certificate Balance of each class of Certificates, Distribution Dates relating to such class or series and, if applicable, the initial and final scheduled Distribution Dates for each series and class; (iii) information as to the assets comprising the Trust, including the general characteristics of the retail installment sale contracts and direct loans included therein and, if applicable, the assignment of security interests in the Financed Vehicles, specified credit or cash flow enhancement and all monies on deposit in any specified cash account, the proceeds from claims under certain insurance policies and certain rights under the Trust Documents (as defined herein); (iv) the circumstances, if any, under which the Trust may be subject to early termination; (v) the method used to calculate the amount of principal, if any, to be distributed with respect to each class of Notes and Certificates; (vi) the order of application of distributions to each of the classes within such series, whether sequential, pro rata, or otherwise; (vii) additional information with respect to the plan of distribution of such Securities; (viii) the aggregate original percentage ownership interest in the Trust to be evidenced by each class of Certificates; (ix) information as to the nature and extent of subordination with respect to any class of Notes or Certificates that is subordinate in right of payment to any other class of Notes or Certificates; and (x) information as to the Seller, the Servicer, CIT, the Owner Trustee and the Indenture Trustee.

                           REPORTS TO SECURITYHOLDERS

      Unless otherwise provided in the related Prospectus Supplement, unless and until Definitive Securities are issued, monthly and annual unaudited reports containing information concerning each Trust will be prepared by the

Servicer and sent on behalf of each Trust only to the Owner Trustee for the Certificateholders, the Indenture Trustee for the Noteholders and Cede, as nominee of DTC and registered holder of the Notes and the Certificates.
Securityholders may elect to hold their securities through any of DTC (in the United States) and, in the case of Noteholders, Cedel or Euroclear (in Europe). DTC will forward such reports to Participants, Indirect Participants, Cedel Participants and Euroclear Participants. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Statements to Securityholders." Certificateholders and Noteholders are collectively referred to herein as the "Securityholders." Certificate Owners or Note Owners may receive such reports, upon written request, together with a certification that they are Certificate Owners or Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Owner Trustee, with respect to Certificate Owners, or the Indenture Trustee, with respect to Note Owners, at the addresses specified in the related Prospectus Supplement. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. Neither the Seller, the Servicer nor CIT intends to send any of its financial statements to Securityholders.

                      DOCUMENTS INCORPORATED BY REFERENCE

      The following documents filed with the Commission by CIT are incorporated by reference in this Prospectus:


            (a) CIT's Annual Report on Form 10-K for the year ended December 31, 1997;

            (b) CIT's Quarterly Report on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998; and

            (c) CIT's Current Reports on Form 8-K dated January 15, 1998, January 28, 1998, March 24, 1998, April 22, 1998, June 5, 1998, July 22,
      1998, July 29, 1998, August 27, 1998,  October 15, 1998,  December 2, 1998
      and January 28, 1999.


      All documents filed by CIT pursuant to Sections 13(a) and (c), 14, or 15(d) of the Exchange Act after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

      Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Prospectus.

      CIT WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROSPECTUS IS DELIVERED, UPON REQUEST, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS DESCRIBED ABOVE WHICH HAVE BEEN OR MAY BE INCORPORATED BY REFERENCE IN THIS PROSPECTUS OTHER THAN EXHIBITS TO SUCH DOCUMENTS (UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS). SUCH REQUEST SHOULD BE DIRECTED TO:

                              CORPORATE SECRETARY
                              THE CIT GROUP, INC.
                              1211 AVENUE OF THE AMERICAS
                              NEW YORK, NEW YORK 10036
                              (212) 536-1950

      All documents subsequently filed by or on behalf of the Trust referred to in the accompanying Prospectus Supplement with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

      The Owner Trustee on behalf of any Trust will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the corporate trust office of the Owner Trustee specified in the accompanying Prospectus Supplement.

                                   ----------

      Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------

                                     SUMMARY

      This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Securities contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of each series of Securities. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus and in the related Prospectus Supplement. Reference is made to the "Index of Principal Terms" for the location herein of defined terms.

Issuer.........................     With respect to each series of Securities, a
                                    trust (the "Trust" or the "Issuer"), will be
                                    formed by the  Seller  pursuant  to either a
                                    Pooling and  Servicing  Agreement  among the
                                    Seller,   the   Servicer   and  the  trustee
                                    specified   in   the   related    Prospectus
                                    Supplement,  or a Trust  Agreement among the
                                    Seller, the trustee specified in the related
                                    Prospectus   Supplement  and  certain  other
                                    parties   as   specified   in  the   related
                                    Prospectus Supplement.

Seller.........................     The CIT Group Securitization  Corporation II
                                    (the   "Company"   or   the   "Seller"),   a
                                    wholly-owned,  limited purpose subsidiary of
                                    The CIT Group, Inc.  ("CIT").  Except if and
                                    to  the  extent  specified  in  the  related
                                    Prospectus  Supplement,  neither CIT nor any
                                    of its affiliates, including the Company and
                                    The   CIT   Group/Sales   Financing,    Inc.
                                    ("CITSF"),  has  guaranteed,  insured  or is
                                    otherwise  obligated  with  respect  to  the
                                    Securities.   See   "Risk   Factors--Limited
                                    Obligations."

Servicer.......................     The CIT Group/Sales Financing, Inc. (in such
                                    capacity   referred   to   herein   as   the
                                    "Servicer"),  a  wholly-owned  subsidiary of
                                    CIT. The Servicer  will be  responsible  for
                                    managing,   administering,   servicing   and
                                    making collections on the Contracts held by each Trust.

Owner Trustee..................     The  Trustee   pursuant  to  a  Pooling  and
                                    Servicing  Agreement  or the  Owner  Trustee
                                    pursuant to a Trust Agreement,  in each case
                                    as  specified  in  the  related   Prospectus
                                    Supplement. The Trustee or Owner Trustee for any Trust will be referred to in this Prospectus as the "Owner Trustee." See "The
                                    Trusts--The Trustee(s)."

Indenture Trustee..............     With  respect  to any  series of  Securities
                                    including one or more classes of Notes,  the
                                    Indenture  Trustee  specified in the related
                                    Prospectus    Supplement   (the   "Indenture
                                    Trustee").   The  Owner   Trustee   and  the
                                    Indenture Trustee for a series are referred to herein collectively as the "Trustees."

Risk Factors...................     Certain    potential    risks    and   other
                                    considerations are particularly relevant to a decision to invest in any securities sold hereunder. See "Risk Factors."

The Certificates...............     Each  series  of  Asset-Backed  Certificates
                                    (the "Certificates") will be issued pursuant
                                    to  the   related   Trust   Documents.   The
                                    Certificates   will   represent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    fractional   undivided   interests   in  the
                                    related  Trust and/or the residual  interest
                                    in the  related  Trust,  and  will  have the
                                    Original   Certificate   Balance,   if  any,
                                    specified   in   the   related    Prospectus
                                    Supplement.  If  specified  in  the  related
                                    Prospectus Supplement, the Company or one of
                                    its   affiliates   will   own   the   entire
                                    beneficial  interest in the Trust.  See "The
                                    Certificates--General."

                                    Payments in respect of the Certificates will be subordinated to payments on the Notes of the same series to the extent described in the related Prospectus Supplement. See "The Certificates--General."

                                    The  Certificates  will  be  issued  in  the
                                    minimum denominations and integral multiples
                                    in excess  thereof  specified in the related
                                    Prospectus  Supplement;  provided,  however,
                                    that one  Certificate  of each series may be
                                    issued  in a  denomination  other  than such
                                    integral  multiple such that the  applicable
                                    Affiliated  Owner, if any,  specified in the
                                    related    Prospectus     Supplement    (the
                                    "Affiliated  Owner")  may be issued at least
                                    the  portion  of  the  Original  Certificate
                                    Balance specified in the related  Prospectus
                                    Supplement.  Unless  otherwise  specified in
                                    the  related  Prospectus   Supplement,   the
                                    Certificates  will be issued  in  book-entry
                                    form only. Unless otherwise specified in the
                                    related   Prospectus   Supplement,   persons
                                    ("Certificate  Owners") acquiring beneficial
                                    interests  in  the  Certificates  will  hold
                                    their interests through The Depository Trust
                                    Company  ("DTC").   Definitive  Certificates
                                    will  be  issued   only  under  the  limited
                                    circumstances  described  herein  or in  the
                                    related  Prospectus  Supplement.  Unless and
                                    until  Certificates of a class are issued in
                                    definitive  form, all  references  herein to
                                    distributions,    notices,    reports    and
                                    statements  to and to actions by and effects
                                    upon  the  related  Certificateholders  will
                                    refer to the same  actions and effects  with
                                    respect  to DTC or Cede & Co.  ("Cede"),  as
                                    the  case  may be,  for the  benefit  of the
                                    related  Certificate  Owners  in  accordance
                                    with  the  DTC   procedures.   See  "Certain
                                    Information           Regarding          the
                                    Securities--Book-Entry   Registration"   and
                                    "--Definitive Securities."

                                    Unless  otherwise  specified  in the related
                                    Prospectus   Supplement,   each   class   of
                                    Certificates will have a stated  Certificate
                                    Balance   (as   defined   in   the   related
                                    Prospectus   Supplement)   and  will  accrue
                                    interest  on such  Certificate  Balance at a
                                    specified  rate (with  respect to each class
                                    of Certificates,  the "Pass-Through  Rate").
                                    Each  class  of  Certificates   may  have  a
                                    different  Pass-Through Rate, which may be a
                                    fixed,  variable or adjustable  Pass-Through
                                    Rate, or any  combination  of the foregoing.
                                    The  related   Prospectus   Supplement  will
                                    specify the Pass-Through Rate for each class of Certificates, or the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    initial Pass-Through Rate and the method for
                                    determining   subsequent   changes   to  the
                                    Pass-Through Rate.

                                    A series may include two or more  classes of
                                    Certificates  which  differ  as to timing of
                                    distributions, sequential order, priority of
                                    payment,  seniority,  allocation  of losses,
                                    Pass-Through Rate or amount of distributions
                                    in respect of principal  or interest,  or as
                                    to  which   distributions   in   respect  of
                                    principal  or  interest  on any class may or
                                    may  not be  made  upon  the  occurrence  of
                                    specified   events   or  on  the   basis  of
                                    collections from designated  portions of the
                                    Contract  Pool.  In  addition,  a series may
                                    include one or more classes of  Certificates
                                    ("Stripped  Certificates")  entitled  to (i)
                                    distributions  in respect of principal  with
                                    disproportionate,  nominal  or  no  interest
                                    distributions,      or     (ii)     interest
                                    distributions,     with    disproportionate,
                                    nominal or no distributions in respect of principal.

                                    If CITSF  exercises  its option to  purchase
                                    the Contracts of a Trust or if the Contracts
                                    are sold by the  Indenture  Trustee  (or, if
                                    the  series  did not  include  Notes  or the
                                    Notes   have  been  paid  in  full  and  the
                                    Indenture has been  discharged in accordance
                                    with its terms,  the Owner  Trustee)  on the
                                    terms and  conditions  described  under "The
                                    Purchase    Agreements    and   the    Trust
                                    Documents--Termination," Certificate Owners may receive an amount in respect of the Certificates as specified in the related Prospectus Supplement. In addition, if the related Prospectus Supplement provides that the property of a Trust will include a Pre-Funding Account (as such term is defined in the related Prospectus Supplement, the "Pre-Funding Account"), Certificate Owners may receive a distribution in respect of principal on or immediately following the end of the funding period specified in the related Prospectus Supplement (the "Funding Period") in an amount and manner specified in the related Prospectus Supplement.

The Notes......................     Each  series  of  Asset-Backed   Notes  (the
                                    "Notes" and, together with the Certificates,
                                    the "Securities") will represent obligations
                                    of a Trust  secured  by assets of such Trust
                                    (other than the  accounts or other  property
                                    specified   in   the   related    Prospectus
                                    Supplement). See "The Notes--General."

                                    The  Notes  will be  issued  pursuant  to an
                                    Indenture   between   the   Issuer  and  the
                                    Indenture  Trustee  (the  "Indenture").  See
                                    "The Notes--General."

                                    The  Notes  will be  issued  in the  minimum
                                    denominations  and  integral   multiples  in
                                    excess  thereof  specified  in  the  related
                                    Prospectus Supplement; provided, however, that

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    one Note of each class of each series may be
                                    issued  in a  denomination  other  than such
                                    integral    multiple.    Unless    otherwise
                                    specified   in   the   related    Prospectus
                                    Supplement,  the  Notes  will be  issued  in
                                    book-entry  form  only.   Unless   otherwise
                                    specified   in   the   related    Prospectus
                                    Supplement,    persons    ("Note    Owners")
                                    acquiring  beneficial interests in the Notes
                                    will hold their interests through DTC in the
                                    United States or Cedel Bank, societe anonyme
                                    ("Cedel")    or   the    Euroclear    System
                                    ("Euroclear")  in  Europe,   and  Definitive
                                    Notes will be issued  only under the limited
                                    circumstances  described  herein  or in  the
                                    related  Prospectus  Supplement.  Unless and
                                    until   Notes  of  a  class  are  issued  in
                                    definitive  form, all  references  herein to
                                    distributions,    notices,    reports    and
                                    statements  to and to actions by and effects
                                    upon the related  Noteholders  will refer to
                                    the same actions and effects with respect to
                                    DTC or Cede,  as the  case  may be,  for the
                                    benefit  of  the  related   Note  Owners  in
                                    accordance  with  the  DTC  procedures.  See
                                    "Certain    Information     Regarding    the
                                    Securities--Book-Entry   Registration"   and
                                    "--Definitive Securities."

                                    Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  each class of Notes
                                    will have a stated principal amount and will
                                    bear  interest at a specified  rate or rates
                                    (with  respect to each  class of Notes,  the
                                    "Interest  Rate").  Each  class of Notes may
                                    have a different Interest Rate, which may be
                                    a fixed,  variable  or  adjustable  Interest
                                    Rate, or any  combination  of the foregoing.
                                    The  related   Prospectus   Supplement  will
                                    specify the Interest Rate and the method for
                                    determining   subsequent   changes   to  the
                                    Interest Rate.

                                    A series may include two or more  classes of
                                    Notes  which  differ  as to the  timing  and
                                    priority of payment, seniority,  allocations
                                    of loss, Interest Rate or amount of payments
                                    of  principal  or  interest,  or as to which
                                    payments of principal may or may not be made
                                    upon the  occurrence of specified  events or
                                    on the basis of collections  from designated
                                    portions of the Contract  Pool. In addition,
                                    a series may include one or more  classes of
                                    Notes  ("Stripped  Notes")  entitled  to (i)
                                    principal  payments  with  disproportionate,
                                    nominal  or no  interest  payments  or  (ii)
                                    interest  payments  with   disproportionate,
                                    nominal or no principal payments.

                                    If CITSF  exercises  its option to  purchase
                                    the Contracts of a Trust or if the Contracts
                                    are sold by the  Indenture  Trustee  (or, if
                                    the  series  did not  include  Notes  or the
                                    Notes   have  been  paid  in  full  and  the
                                    Indenture has been  discharged in accordance
                                    with its terms,  the Owner  Trustee)  on the
                                    terms and  conditions  described  under "The
                                    Purchase    Agreements    and   the    Trust
                                    Documents--Termination,"   the   outstanding
                                    Notes,  if  any,  of  such

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                                      -9-

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                                    series  will be redeemed as set forth in the
                                    related Prospectus Supplement.  In addition,
                                    if   the   related   Prospectus   Supplement
                                    provides  that the  property of a Trust will
                                    include  a  Pre-Funding   Account,   all  or
                                    certain classes of the outstanding Notes, if
                                    any,  of  such  series  will be  subject  to
                                    partial   redemption   on   or   immediately
                                    following  the end of the Funding  Period in
                                    an  amount  and  manner   specified  in  the
                                    related Prospectus Supplement.

Property of a Trust............     The  property  of  a  Trust  will  primarily
                                    include (i) a pool (the "Contract  Pool") of
                                    retail installment sale contracts and direct
                                    loans (the "Initial  Contracts")  secured by
                                    the  new  and   used   recreation   vehicles
                                    financed  thereby  (the  "Initial   Financed
                                    Vehicles"),  (ii)  certain  monies  received
                                    under the Initial Contracts on and after the
                                    Initial   Cut-off  Date   specified  in  the
                                    related Prospectus  Supplement (the "Initial
                                    Cut-off Date"), (iii) an assignment of the security interests in the Initial Financed
                                    Vehicles, (iv) the Collection Account and the Paid-Ahead Account, if any, including all investments therein, all income from the investment of funds therein and all proceeds thereof, certain other accounts and the proceeds thereof and certain other rights under the Trust Documents specified in the related Prospectus Supplement, and (v) the proceeds from claims under certain insurance policies in respect of individual Initial
                                    Financed  Vehicles or the related  Obligors.
                                    In addition,  if so specified in the related
                                    Prospectus Supplement, the property of a Trust will include specified credit or cash flow enhancement and monies on deposit in a Pre-Funding Account to be established with the Indenture Trustee or the Owner Trustee, which will be used to purchase Subsequent
                                    Contracts from the Seller from time to time during the Funding Period, as well as any Subsequent Contracts so purchased. See "The
                                    Trust Property."

                                    If and to the extent provided in the related
                                    Prospectus  Supplement,   a  Trust  will  be
                                    obligated   to  purchase   from  the  Seller
                                    (subject to the satisfaction of certain conditions described in the applicable Trust Documents) from time to time during the Funding Period, from monies on deposit in the Pre-Funding Account, additional retail installment sale contracts and direct loans (the "Subsequent Contracts" and, together with the Initial Contracts, the "Contracts") secured by the new and used recreation vehicles financed thereby (the "Subsequent Financed Vehicles" and, together with the Initial Financed Vehicles, the "Financed Vehicles"), certain monies received under the Subsequent Contracts on and after the related Subsequent Cut-off Dates (specified in the related Prospectus Supplement), an assignment of the security interests in the Subsequent Financed Vehicles, and proceeds from claims under

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                                    certain  insurance  policies  in  respect of
                                    individual  Subsequent  Financed Vehicles or
                                    the related  Obligors.  It is expected  that
                                    the   Subsequent   Contracts  will  have  an
                                    aggregate  principal  balance  approximately
                                    equal  to  the  Pre-Funded   Amount  on  the
                                    related Closing Date.

                                    The  Financed   Vehicles  consist  of  motor
                                    homes,  travel  trailers  and other types of
                                    recreation   vehicles.   See  "The  Contract
                                    Pool."

                                    CITSF  will  be  obligated   to   repurchase
                                    Contracts (a  "Repurchased  Contract")  upon
                                    the   occurrence  of  certain   breaches  of
                                    representations     and     warranties    (a
                                    "Repurchase   Event").   See  "The  Purchase
                                    Agreements and the Trust Documents--Sale and
                                    Assignment    of    the    Contracts"    and
                                    "--Servicing Procedures."

The Contracts..................     The   property  of  a  Trust  will   consist
                                    primarily of installment  sale contracts for
                                    recreation vehicles originated by recreation
                                    vehicle dealers  ("Dealers") and acquired by
                                    CITSF  or The  CIT  Group/Consumer  Finance,
                                    Inc. (NY)  ("CITCF-NY") or other  affiliates
                                    of CITSF,  or if  specified  in the  related
                                    Prospectus  Supplement,  originated directly
                                    by  CITSF  or  one  of  its   affiliates  or
                                    acquired  by CITSF or one of its  affiliates
                                    from unaffiliated third parties,  and direct
                                    loans.  On or prior to the date of  issuance
                                    of a series of the Securities  (the "Closing
                                    Date"), CITCF-NY will sell certain contracts
                                    that  will   constitute  a  portion  of  the
                                    Initial  Contracts  to CITSF  pursuant  to a
                                    purchase agreement,  and CITSF will sell the
                                    Initial Contracts to the Company pursuant to
                                    a   purchase    agreement   (the   "Purchase
                                    Agreement"),  and the Company  will sell the
                                    Initial Contracts to a Trust pursuant to the
                                    Trust  Documents.   If  and  to  the  extent
                                    specified   in   the   related    Prospectus
                                    Supplement,  CITSF or the  Seller  or one of
                                    their  respective  affiliates may retain the
                                    right to receive a portion  of the  interest
                                    accruing  on  some  or all of the  Contracts
                                    sold  to  a   Trust.   See   "The   Purchase
                                    Agreements and the Trust Documents--Sale and Assignment of the Contracts."

                                    The Contracts  will  generally be prepayable
                                    at any time without penalty to the purchaser
                                    of the  related  Financed  Vehicles or other
                                    person or persons who are  obligated to make
                                    payments  under  the  Contract   (each,   an
                                    "Obligor").     The    related    Prospectus
                                    Supplement will contain certain  information
                                    with respect to each Contract Pool as of the
                                    Initial  Cut-off  Date  or such  other  date
                                    specified therein, including the proportions
                                    of  each  type  of  Financed  Vehicle,   the
                                    weighted average annual percentage rate and the weighted average remaining maturity of Contracts in the Contract Pool.

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                                    If  and  to  the  extent  specified  in  the
                                    related Prospectus Supplement,  from time to
                                    time during the Funding  Period,  CITSF will
                                    be obligated  to sell,  and the Company will
                                    be  obligated  to  purchase,  pursuant  to a
                                    purchase agreement (the "Subsequent Purchase
                                    Agreement")  subject to the  satisfaction of
                                    certain   conditions    described   therein,
                                    Subsequent  Contracts  at a  purchase  price
                                    which,  unless  otherwise  specified  in the
                                    related Prospectus Supplement, will be equal
                                    to the aggregate  principal  amounts thereof
                                    as of the first day in the related  month of
                                    transfer designated by CITSF and the Company
                                    (each,  a  "Subsequent   Cut-off  Date").  A
                                    portion of such Subsequent  Contracts may be
                                    acquired  by CITSF  from  CITCF-NY  or other
                                    affiliates of CITSF. Pursuant to one or more
                                    subsequent   transfer  agreements  (each,  a
                                    "Subsequent Transfer Agreement") between the
                                    Company and the related  Trust,  and subject
                                    to the  satisfaction  of certain  conditions
                                    described therein,  the Company will in turn
                                    sell the Subsequent  Contracts to such Trust
                                    at a purchase price equal to the amount paid
                                    by the Company to CITSF for such  Subsequent
                                    Contracts,  which  purchase  price  shall be
                                    paid   from   monies  on   deposit   in  the
                                    Pre-Funding  Account.  Subsequent  Contracts
                                    will  be  transferred   from  CITSF  to  the
                                    Company  and from the  Company to such Trust
                                    on the Business  Day  specified by CITSF and
                                    the  Company  during  the month in which the
                                    related   Subsequent   Cut-off  Date  occurs
                                    (each, a "Subsequent Transfer Date").

The Pre-Funding Account........     If the Prospectus Supplement for a series of
                                    the  Securities  specifies that a portion of
                                    the  proceeds  of  the   offering   will  be
                                    deposited  in  a  Pre-Funding  Account,  the
                                    Pre-Funding Account will be maintained as an
                                    Eligible  Account,   which  account  may  be
                                    maintained  with the  Owner  Trustee  or the
                                    Indenture Trustee,  and the funds on deposit
                                    therein will be invested solely in Permitted
                                    Investments   (as  defined  in  the  related
                                    Prospectus  Supplement),   that  mature  not
                                    later  than one  Business  Day  prior to the
                                    next  succeeding  Distribution  Date,  until
                                    such funds are  applied  during the  Funding
                                    Period to pay to the  Company  the  purchase
                                    price  for  Subsequent  Contracts.  See "The
                                    Purchase    Agreements    and   the    Trust
                                    Documents--Accounts."  Monies on  deposit in
                                    the   Pre-Funding   Account   will   not  be
                                    available to cover losses on or in respect of the Contracts.

                                    On the Closing Date, the Pre-Funding Account
                                    will be  created  with an  initial  deposit,
                                    from the proceeds of the Securities,  in the
                                    amount,  if any,  specified  in the  related
                                    Prospectus   Supplement   (the   "Pre-Funded
                                    Amount").  The  Pre-Funded  Amount  will not
                                    exceed  one-third of the sum of the Original
                                    Certificate    Balance   and   the   initial
                                    principal   amount  of  the  Notes.   Unless
                                    otherwise

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                                      -12-
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                                    specified   in   the   related    Prospectus
                                    Supplement, the "Funding Period" will be the
                                    period  from  the  Closing  Date  until  the
                                    earliest  to  occur of (i) the date on which
                                    the  amount on  deposit  in the  Pre-Funding
                                    Account  (exclusive of investment  earnings)
                                    is less  than  $100,000,  (ii)  the  date on
                                    which an Event of Default  occurs  under the
                                    Indenture (if any),  (iii) the date on which
                                    an Event of  Termination  occurs  under  the
                                    Trust Documents,  (iv) the insolvency of the
                                    Company,  CITSF, CITCF-NY or CIT, or (v) the
                                    close of business on the date  specified  in
                                    the  related  Prospectus  Supplement  (which
                                    date will occur in the third  calendar month
                                    after the month in which  the  Closing  Date
                                    occurred). During the Funding Period, on one
                                    or  more  Subsequent   Transfer  Dates,  the
                                    Pre-Funded   Amount   will  be   applied  to
                                    purchase   Subsequent   Contracts  from  the
                                    Company. Unless otherwise specified in the related Prospectus Supplement, the Company expects that the Pre-Funded Amount will be reduced to less than $100,000 by the end of the Funding Period, although no assurance can be given that this will in fact occur. Unless otherwise specified in the related Prospectus Supplement, any portion of the Pre-Funded Amount remaining on deposit in the Pre-Funding Account at the end of the Funding Period will be payable as principal to Noteholders and Certificateholders in accordance with the Pre-Funded Percentage on the first Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.

Capitalized Interest Account...     If the Prospectus Supplement for a series of
                                    the  Securities  specifies that a portion of
                                    the  proceeds  of  the   offering   will  be
                                    deposited in a Capitalized Interest Account,
                                    on  the  Closing   Date  a  portion  of  the
                                    proceeds from the sale of the Securities (in
                                    an   amount   specified   in   the   related
                                    Prospectus  Supplement)  will  be  deposited
                                    into an account (the  "Capitalized  Interest
                                    Account") maintained as an Eligible Account,
                                    which  account  may be  maintained  with the
                                    Owner Trustee or the Indenture Trustee,  and
                                    the  funds  on  deposit   therein   will  be
                                    invested  solely  in  Permitted  Investments
                                    that mature no later than one  Business  Day
                                    prior to the next Distribution Date. Amounts
                                    deposited   in  the   Capitalized   Interest
                                    Account  will be  used on each  Distribution
                                    Date to pay interest on the  Securities,  in
                                    the amount or in accordance with the formula
                                    specified   in   the   related    Prospectus
                                    Supplement.   Monies  on   deposit   in  the
                                    Capitalized Interest Account will not be available to cover losses on or in respect of the Contracts.

                                    On  each   Distribution   Date  any   amount
                                    remaining   in  the   Capitalized   Interest
                                    Account   in   excess   of   the    Required
                                    Capitalized Interest Amount (as defined in the related Prospectus Supplement) shall be released to the

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                                    Affiliated  Owner,  if any, or other  person
                                    specified   in   the   related    Prospectus
                                    Supplement.  Unless  otherwise  specified in
                                    the  related  Prospectus   Supplement,   any
                                    amounts   remaining   in   the   Capitalized
                                    Interest  Account  on  the  last  day of the
                                    Funding   Period   and  not  used  for  such
                                    purposes will be deposited in the Collection
                                    Account   and   will   be   available    for
                                    distributions, as described herein or in the related Prospectus Supplement, on the first Distribution Date thereafter or, if the end of the Funding Period is on a Distribution Date, then on such date.

Distribution Dates.............     Unless  otherwise  specified  in the related
                                    Prospectus Supplement,  payments of interest
                                    and principal on the Securities will be made
                                    on the  fifteenth  day of each  month or, if
                                    any such day is not a Business  Day,  on the
                                    next   succeeding   Business  Day  (each,  a
                                    "Distribution Date"), commencing on the date
                                    specified   in   the   related    Prospectus
                                    Supplement. Unless otherwise specified in the related Prospectus Supplement, payments on the Securities on each Distribution Date will be made to the holders of record of the related Securities at the close of business on the Business Day immediately preceding such Distribution Date or, in the event
                                    Definitive Securities have been issued, at the close of business on the last Business
                                    Day of the month immediately preceding the month in which such Distribution Date occurs
                                    (each, a "Record Date").

                                    To the  extent not  previously  paid in full
                                    prior   to  such   time,   the   outstanding
                                    principal   amount  of  the  Notes  and  the
                                    Certificates   will   be   payable   on  the
                                    Distribution  Date occurring in the month or
                                    months  specified in the related  Prospectus
                                    Supplement   (the  "Note   Final   Scheduled
                                    Distribution   Date"  and  the  "Certificate
                                    Final Scheduled Distribution Date").

                                    A  "Business  Day" is any day  other  than a
                                    Saturday, Sunday or any day on which banking
                                    institutions   or  trust  companies  in  the
                                    states of New York, Oklahoma and such other states (if any) specified in the related Prospectus Supplement are authorized by law, regulation or executive order to be closed.

Interest Accrual Period........     Unless  otherwise  specified  in the related
                                    Prospectus Supplement,  the period for which
                                    interest is payable on a  Distribution  Date
                                    on the  Securities  shall  be the  one-month
                                    period  from  the most  recent  Distribution
                                    Date   to  but   excluding   the   following
                                    Distribution  Date,  or in the  case  of the
                                    initial  Distribution  Date  from  the  date
                                    specified   in   the   related    Prospectus
                                    Supplement  to  but  excluding  the  initial
                                    Distribution   Date  (each,   an   "Interest
                                    Accrual Period").

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Due Period.....................     With respect to any  Distribution  Date, the
                                    "Due  Period"  is the  period  during  which
                                    principal,  interest and other  amounts will
                                    be   collected   on   the    Contracts   for
                                    application towards the payment of principal and interest to the Securityholders and the payment of fees on such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the "Due Period" will be the calendar month immediately preceding the Distribution Date.

Determination Date.............     Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  the  "Determination
                                    Date" is the  third  Business  Day  prior to
                                    each    Distribution     Date.    On    each
                                    Determination   Date,   the  Servicer   will
                                    determine   the    Available    Amount   for
                                    distribution  on  the  related  Distribution
                                    Date,  allocate  such  amounts  between  the
                                    Notes,  the  Certificates  and the  Servicer
                                    Payment,  and  advise the  Trustees  (or the
                                    paying agent appointed pursuant to the Trust
                                    Documents) of the amounts of the payments to
                                    be made to Securityholders, all as described
                                    under "The Purchase Agreements and the Trust
                                    Documents--Distributions."   The   "Servicer
                                    Payment" is equal on each  Distribution Date
                                    to the sum of the reimbursement  then due to
                                    the   Servicer   for   outstanding   Monthly
                                    Advances and the  Servicing  Fee  (including
                                    any   unpaid   Servicing   Fees   for   past
                                    Distribution Dates).

                                    Unless  otherwise  specified  in the related
                                    Prospectus   Supplement,    the   "Available
                                    Amount"  with  respect  to each Trust on any
                                    Distribution  Date is equal to the excess of
                                    (A) the sum of (i) all amounts on deposit in
                                    the  Collection   Account   attributable  to
                                    collections  or deposits  made in respect of
                                    such  Contracts  (including  any late  fees,
                                    prepayment charges,  extension fees or other
                                    administrative   fees  or  similar   charges
                                    allowed by  applicable  law with  respect to
                                    the  Contracts  ("Late Fees") in the related
                                    Due Period,  and (ii) the Purchase Price for
                                    any  Contract  repurchased  by  CITSF  as  a
                                    result    of     breaches     of     certain
                                    representations  and warranties or purchased
                                    by the  Servicer  as a result of breaches of
                                    certain  covenants and any Monthly  Advances
                                    and any  Non-Reimbursable  Payments  made by
                                    the  Servicer,   if  such  Purchase   Price,
                                    Monthly Advance or Non-Reimbursable  Payment
                                    is  paid  on the  Deposit  Date  immediately
                                    preceding such  Distribution  Date, over (B)
                                    the  sum of the  following  amounts  (to the
                                    extent  that the  Servicer  has not  already
                                    withheld  such amounts from  collections  on
                                    the Contracts): (i) any repossession profits
                                    on   liquidated    Contracts,    Liquidation
                                    Expenses (as defined in the Trust Documents)
                                    incurred and taxes and insurance advanced by
                                    the Servicer in respect of Financed Vehicles
                                    that are  reimbursable to the Servicer under
                                    the  Trust   Documents,   (ii)  any  amounts
                                    incorrectly

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                                      -15-
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                                    deposited in the Collection  Account,  (iii)
                                    any  amounts  deposited  in  the  Paid-Ahead
                                    Account,  if any,  during  the  related  Due
                                    Period,  (iv) net investment earnings on the
                                    funds  in the  Collection  Account  and  the
                                    Paid-Ahead  Account,  if  any,  and  (v) any
                                    other amounts permitted to be withdrawn from
                                    the  Collection  Account and the  Paid-Ahead
                                    Account,  if any, by the  Servicer (or to be
                                    retained by the Servicer from collections on
                                    the   Contracts)   pursuant   to  the  Trust
                                    Documents.

Subordination..................     The  rights  of  the  Certificateholders  to
                                    receive  distributions  with  respect to the
                                    Contracts will be subordinated to the rights
                                    of the  Noteholders  of the same series,  to
                                    the   extent   described   in  the   related
                                    Prospectus Supplement. This subordination is intended to enhance the likelihood of timely receipt by Noteholders of the full amount of interest and principal required to be paid to them, and to afford the Noteholders limited protection against losses in respect of the Contracts.

                                    If  and  to  the  extent  specified  in  the
                                    related Prospectus  Supplement,  one or more
                                    classes   of  Notes  of  a  series   may  be
                                    subordinated to the rights of one or more other classes of Notes of the same series.

                                    The protection  afforded to the  Noteholders
                                    by the subordination feature described above
                                    will be effected by the  preferential  right
                                    of  Noteholders  to  receive,  to the extent
                                    described   in   the   related    Prospectus
                                    Supplement,   current   distributions   from
                                    collections   on  or  in   respect   of  the
                                    Contracts prior to the application of such collections to payments in respect of the Certificates or any subordinated Notes.

Enhancement.....................    If  and  to  the  extent  specified  in  the
                                    related  Prospectus  Supplement with respect
                                    to a Trust, the enhancement  applicable to a
                                    class of  Securities  may include any one or
                                    more of the following:  a financial guaranty
                                    insurance  policy, a letter of credit, a CIT
                                    Limited  Guarantee,  a reserve fund, a third
                                    party guarantee,  a cash collateral account,
                                    a derivative  product, a credit facility,  a
                                    liquidity  facility,  another form of credit
                                    enhancement, or any combination thereof. The
                                    enhancement  with  respect  to any  class of
                                    Securities  may  be  structured  to  provide
                                    protection  against   delinquencies   and/or
                                    losses on the Contracts,  against changes in
                                    interest   rates,  or  other  risks,  or  to
                                    supplement  the  interest  rate on specified
                                    Contracts,  in each case to the  extent  and
                                    under  the   conditions   specified  in  the
                                    related   Prospectus   Supplement.    Unless
                                    otherwise    specified    in   the   related
                                    Prospectus    Supplement,    any   form   of
                                    enhancement will have certain limitations and exclusions from coverage thereunder, which will be described in the related
                                    Prospectus Supplement. Further information regarding

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                                    any   provider   of   credit    enhancement,
                                    including    financial    information   when
                                    material,  will be included (or incorporated
                                    by  reference)  in  the  related  Prospectus
                                    Supplement.             See             "The
                                    Certificates--Enhancement."


Monthly Advances...............     Unless  otherwise  specified  in the related
                                    Prospectus Supplement,  with respect to each
                                    Contract  as  to  which  there  has  been  a
                                    Payment  Shortfall  during the  related  Due
                                    Period,  the Servicer shall advance funds in
                                    the amount of such Payment  Shortfall (each,
                                    a "Monthly Advance"), but only to the extent
                                    that  the   Servicer,   in  its  good  faith
                                    judgment,  expects to recover  such  Monthly
                                    Advance from subsequent  collections on such
                                    Contract made by or on behalf of the Obligor
                                    thereunder   (but  only  to  the  extent  of
                                    expected interest collections in the case of
                                    a  Simple  Interest  Contract)  or from  net
                                    liquidation  proceeds or insurance  proceeds
                                    with respect to such Contract.  The Servicer
                                    shall be reimbursed for any Monthly  Advance
                                    from subsequent  collections with respect to
                                    such Contract. If the Servicer determines in
                                    its good faith judgment that an unreimbursed
                                    Monthly  Advance  shall  not  ultimately  be
                                    recoverable from subsequent collections, the
                                    Servicer   shall  be  reimbursed   for  such
                                    Monthly  Advance  from  collections  on  all
                                    Contracts. In determining whether an advance
                                    is or will be  nonrecoverable,  the Servicer
                                    need not  take  into  account  that it might
                                    receive any amounts in a deficiency judgment
                                    against   an   Obligor.   Unless   otherwise
                                    specified   in   the   related    Prospectus
                                    Supplement,  the  Servicer  will  not make a
                                    Monthly   Advance  in  respect  of  (i)  the
                                    principal component of any scheduled payment
                                    on a  Simple  Interest  Contract,  or (ii) a
                                    Payment  Shortfall  arising  from a Contract
                                    which has been  prepaid in full or which has
                                    been  subject  to  a  Relief  Act  Reduction
                                    during  the  related  Due  Period.  See "The
                                    Purchase    Agreements    and   the    Trust
                                    Documents--Monthly     Advances."     Unless
                                    otherwise    specified    in   the   related
                                    Prospectus  Supplement,  "Payment Shortfall"
                                    means  (i)  with   respect   to  any  Simple
                                    Interest Contract and any Distribution Date,
                                    the  excess  of  (A)  the   product  of  (1)
                                    one-twelfth  of the  Contract  Rate  of such
                                    Contract and (2) the  outstanding  principal
                                    amount of such  Contract as of the first day
                                    of the  related  Due Period (or, in the case
                                    of the first  Due  Period  ending  after the
                                    Contract was acquired by the related  Trust,
                                    as  of  the  Initial  Cut-off  Date  or  the
                                    Subsequent  Cut-off  Date,  as the  case may
                                    be),  over (B) the  amount of  interest,  if
                                    any,  collected on such Contract  during the
                                    related Due Period, and (ii) with respect to
                                    any    Precomputed    Contract    and    any
                                    Distribution  Date,  the  excess  of (A) the
                                    scheduled   payment  due  on  such  Contract
                                    during the related Due Period over (B) the amount collected on such Contract (including any amounts allocated from the Paid-Ahead
                                    Account with


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                                    respect  to  such  Due  Period)  during  the
                                    related Due Period.

Non-Reimbursable Payments......     If  and  to  the  extent  specified  in  the
                                    related Prospectus Supplement,  with respect
                                    to each  Contract as to which there has been
                                    a Payment Shortfall with respect to interest
                                    in  the  related  Due  Period  arising  from
                                    either a prepayment in full of such Contract
                                    or a Relief Act Reduction in respect of such
                                    Contract  during such Due Period,  the Trust
                                    Documents   may  require  the   Servicer  to
                                    deposit into the  Collection  Account on the
                                    Business  Day   immediately   preceding  the
                                    following  Distribution  Date,  without  the
                                    right of subsequent reimbursement, an amount
                                    equal   to   such   Payment   Shortfall   (a
                                    "Non-Reimbursable  Payment"). If the related
                                    Prospectus  Supplement does not specify that
                                    the  Servicer  will  make   Non-Reimbursable
                                    Payments, the Servicer will not be obligated to make such payments with respect to the Trust.

Paid-Ahead Account.............     Early  payments  by or on behalf of Obligors
                                    on  Precomputed   Contracts   which  do  not
                                    constitute    scheduled    payments,    full
                                    prepayments or certain  partial  prepayments
                                    that result in a reduction  of an  Obligor's
                                    periodic payment below the scheduled payment
                                    as of the Initial Cut-off Date or Subsequent
                                    Cut-off  Date,  as the case may be,  will be
                                    deposited into the Paid-Ahead  Account until
                                    such time as the  paid-ahead  amount becomes
                                    due.  See  "The  Contract   Pool"  and  "The
                                    Purchase    Agreements    and   the    Trust
                                    Documents--Paid       Ahead      Precomputed
                                    Contracts."


Servicing Fees.................     Unless  otherwise  specified  in the related
                                    Prospectus Supplement,  with respect to each
                                    series of  Securities,  the  Servicer  shall
                                    receive a monthly fee (the "Servicing Fee"),
                                    payable on each Distribution  Date, equal to
                                    the sum of (i) one-twelfth of the product of
                                    the  percentage  specified  in  the  related
                                    Prospectus  Supplement as the "Servicing Fee
                                    Rate" and the Pool  Balance  as of the first
                                    day of the  related  Due Period  (or, in the
                                    case of the first  Distribution  Date, as of
                                    the  Initial  Cut-off  Date)  and  (ii)  any
                                    investment earnings on amounts on deposit in
                                    the  Collection   Account,   the  Paid-Ahead
                                    Account,    if    any,    the    Certificate
                                    Distribution  Account,  if any, and the Note
                                    Distribution   Account,  if  any;  provided,
                                    however,   that  the   Servicing   Fee  Rate
                                    applicable  to a Trust may be increased to a
                                    rate  (or  maximum  rate)  specified  in the
                                    related Prospectus Supplement if CITSF or an
                                    affiliate  thereof is not the Servicer.  See
                                    "The  Purchase   Agreements  and  the  Trust
                                    Documents--Servicing Compensation."


Optional Purchase of the
Contracts......................     Unless  otherwise  specified  in the related
                                    Prospectus Supplement, with respect to each series of Securities, at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    its  option,  CITSF  may  purchase  all  the
                                    Contracts  in  the  related   Trust  on  any
                                    Distribution  Date on  which  the  aggregate
                                    principal  balance  of  the  Contracts  (the
                                    "Pool  Balance")  as of the  last day of the
                                    related  Due Period is equal to or less than
                                    a   percentage   specified  in  the  related
                                    Prospectus  Supplement  of the Initial  Pool
                                    Balance,  at a purchase price  determined as
                                    described under "The Purchase Agreements and
                                    the  Trust  Documents--Termination."  Unless
                                    otherwise    specified    in   the   related
                                    Prospectus  Supplement,  the  "Initial  Pool
                                    Balance"  equals  the  sum of (i)  the  Pool
                                    Balance as of the Initial  Cut-off  Date and
                                    (ii) the aggregate principal balance of all Subsequent Contracts added to the related Trust as of their respective Subsequent Cut-off Dates.

Auction Sale...................     Unless  otherwise  specified  in the related
                                    Prospectus Supplement,  with respect to each
                                    series of Securities,  within ten days after
                                    the  first  Distribution  Date on which  the
                                    Pool  Balance  as of  the  last  day  of the
                                    related  Due Period is equal to or less than
                                    a   percentage   specified  in  the  related
                                    Prospectus  Supplement  of the Initial  Pool
                                    Balance,  the Indenture  Trustee (or, if the
                                    series  did not  include  Notes or the Notes
                                    have been paid in full and the Indenture has
                                    been   discharged  in  accordance  with  its
                                    terms, the Owner Trustee) shall solicit bids
                                    for the purchase of the Contracts  remaining
                                    in the  related  Trust.  In the  event  that
                                    satisfactory  bids are received as described
                                    in "The  Purchase  Agreements  and the Trust
                                    Documents--Termination,"    the   net   sale
                                    proceeds    will    be     distributed    to
                                    Securityholders,   in  the  same   order  of
                                    priority as collections  received in respect
                                    of the Contracts, on the second Distribution
                                    Date   succeeding   such  Due   Period.   If
                                    satisfactory  bids  are not  received,  such
                                    Trustee  shall decline to sell the Contracts
                                    and  shall not be under  any  obligation  to
                                    solicit  any  further   bids  or   otherwise
                                    negotiate any further sale of the Contracts.
                                    See "The Purchase  Agreements  and the Trust
                                    Documents--Termination."

Ratings........................     As a condition of issuance,  the  Securities
                                    of  each  series  offered  pursuant  to this
                                    Prospectus  will be rated in one of the four
                                    highest  rating  categories  by at least one
                                    nationally  recognized   statistical  rating
                                    organization   specified   in  the   related
                                    Prospectus   Supplement   (each,  a  "Rating
                                    Agency").  The  ratings  of  the  Securities
                                    should  be  evaluated   independently   from
                                    similar    ratings   on   other   types   of
                                    securities. The ratings do not address the possibility that Securityholders may suffer a lower than anticipated yield. The ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by a Trustee as described above under "--Auction Sale" or "--Optional Purchase of the Contracts." See
                                    "Ratings" herein.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    There can be no  assurance  that any  rating
                                    will  remain in effect for any given  period
                                    of time or that a rating will not be lowered
                                    or withdrawn by the assigning  Rating Agency
                                    if,  in  its  judgment,   circumstances   so
                                    warrant.   In  the  event  that  the  rating
                                    initially  assigned to any of the Securities
                                    is subsequently lowered or withdrawn for any
                                    reason,   no  person   or  entity   will  be
                                    obligated to provide any  additional  credit
                                    enhancement with respect to such Securities.
                                    There can be no assurance  whether any other
                                    rating   agency   will   rate   any  of  the
                                    Securities,  or if  one  does,  what  rating
                                    would be assigned  by any such other  rating
                                    agency.   A   security   rating   is  not  a
                                    recommendation   to   buy,   sell   or  hold
                                    securities.

Certain Federal Income Tax
Considerations.................     If the related Prospectus  Supplement states
                                    that  a  Trust  is  structured  as an  owner
                                    trust,  in the  opinion  of  Counsel  to the
                                    Seller, for Federal income tax purposes: (1)
                                    the Notes will constitute indebtedness;  and
                                    (2)   the   Certificates   will   constitute
                                    interests  in a trust  fund that will not be
                                    treated  as  an  association  taxable  as  a
                                    corporation.  Each Noteholder, by acceptance
                                    of a Note,  will agree to treat the Notes as
                                    indebtedness, and each Certificateholder, by
                                    the acceptance of a Certificate,  will agree
                                    to treat the Trust as a partnership in which
                                    the   Certificateholders  are  partners  for
                                    Federal  income  tax  purposes.  Alternative
                                    characterizations   of  the  Notes  and  the
                                    Certificates  are  possible,  but  would not
                                    result    in    materially    adverse    tax
                                    consequences      to      Noteholders     or
                                    Certificateholders.   See  "Certain  Federal
                                    Income Tax Consequences" herein.

ERISA Considerations...........     Fiduciaries   of  employee   benefit   plans
                                    subject to the  Employee  Retirement  Income
                                    Security Act of 1974, as amended ("ERISA"), or plans subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code") should carefully review with their legal advisors whether the purchase or holding of the Certificates offered hereby could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. See "ERISA Considerations" herein.

                                    The  related   Prospectus   Supplement  will
                                    provide further information with respect to the eligibility of a class of Certificates for purchase by employee benefit plans. See "ERISA Considerations" herein and in the related Prospectus Supplement.

                                    Subject to certain considerations  discussed
                                    under "ERISA  Considerations"  herein and in
                                    the  related  Prospectus   Supplement,   and
                                    unless  otherwise  specified  in the related
                                    Prospectus Supplement, the Notes will be eligible for purchase by employee benefit plans that are subject to ERISA.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Legal Investment...............     The  appropriate   characterization  of  the
                                    Certificates  and the  Notes  under  various
                                    legal investment  restrictions applicable to
                                    the   investment   activities   of   certain
                                    institutions,   and  thus  the   ability  of
                                    investors  subject to these  restrictions to
                                    purchase the Certificates and the Notes, may
                                    be  subject  to   significant   interpretive
                                    uncertainties.     All    investors    whose
                                    investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Certificates and the Notes will constitute legal investments for them.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      Prospective Securityholders should consider the following risk factors in connection with the purchase of the Securities:

      1. Limited Obligations. The Securities will not represent an interest in or an obligation of The CIT Group, Inc. ("CIT"), The CIT Group Securitization Corporation II (the "Company"), any Affiliated Owner specified in the related Prospectus Supplement, or any Servicer (including The CIT Group/Sales Financing, Inc. ("CITSF")) or any of their respective affiliates. Unless and to the extent otherwise specified in the related Prospectus Supplement, the Securities will not be insured or guaranteed by any government agency or instrumentality, CIT or any of its affiliates (including the Company, any Affiliated Owner, and CITSF), the Underwriters or any of their affiliates, or any other Servicer or any of its affiliates.

      2. Risk of Loss. An investment in the Securities may be affected by, among other things, a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile and historically have affected the delinquency, loan loss and liquidation experience of pools of installment sale contracts and direct loans secured by recreation vehicles. The credit criteria and underwriting guidelines under which CITSF originates recreation vehicle installment sale contracts and direct loans were changed in 1994. The delinquency and loan loss experience for CITSF's portfolio will be affected adversely by this change in credit criteria. See "The CIT Group/Sales Financing, Inc., Servicer--Delinquency and Loan Loss Experience" herein and in the related Prospectus Supplement. Since the market value of recreation vehicles generally declines with age and since in certain states the Trustees may not have a first perfected security interest in the Financed Vehicles, the Servicer may not recover the entire amount owing under a defaulted Contract. See "Certain Legal Aspects of the Contracts." In such a case, the Securityholders may suffer a corresponding loss. The market value of the Financed Vehicles could be or could become lower than the outstanding principal balances of the Contracts that they secure. Sufficiently high liquidation losses on the Contracts will have the effect of reducing, and could eliminate (a) the protection against loss afforded to the Noteholders by the subordination of the Certificates, if any, or by the Enhancement, if any, applicable to the Notes and (b) the protection against loss afforded to the Certificateholders by the Enhancement (as specified in the related Prospectus Supplement), if any. If the amount available under the Enhancement, if any, is reduced to zero, holders of the Certificates will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Vehicles for recovery of the outstanding principal and unpaid interest on the defaulted Contracts. If the Certificate Balance is reduced to zero, the holders of the Notes will bear the risk of loss resulting from default by Obligors and will have to look primarily to the value of the related Financed Vehicles for recovery of the outstanding principal and unpaid interest on the defaulted Contracts.

      3. Security Interests and Certain Other Aspects of the Contracts. Each Contract will be secured by a security interest in a Financed Vehicle. Perfection of security interests in the Financed Vehicles and enforcement of rights to realize upon the value of the Financed Vehicles as collateral for the Contracts are subject to a number of state laws, including the Uniform Commercial Code (the "UCC") as adopted in each state and certificate of title statutes. The steps necessary to perfect a security interest in a Financed Vehicle vary from state to state. Unless otherwise specified in the related Prospectus Supplement, all Contracts in the Contract Pool were acquired by CITSF or The CIT Group/Consumer Finance, Inc. (NY) ("CITCF-NY") from recreation vehicle dealers ("Dealers") and name the Dealer as obligee and as secured party. Most of the Contracts in the Contract Pool were assigned by the related Dealer to CITSF or CITCF-NY. In each such case, CITSF or CITCF-NY is named as the secured party on the certificate of title for the related Financed Vehicle. Due to the expense and administrative inconvenience involved, CITSF will not amend any certificate of title to name the Company or any Trustee as the lienholder and the Company will not deliver any certificate of title to such Trustee or note thereon such Trustee's interest. Consequently, in some states, in the absence of such an amendment to the certificate of title to reflect the successive assignments by CITCF-NY to CITSF, by CITSF to the Company, and by the Company to the Trust, the security interest in the Financed Vehicle may not be effective or such security interest may not be perfected, and the assignment of the security interest in the Financed Vehicle to the Trust may not be effective against other creditors of the related Obligor or a trustee in bankruptcy.

      In addition, numerous federal and state consumer protection laws impose requirements on sellers under retail installment sale contracts, such as the Contracts, and the failure by the seller of goods to comply with such requirements could give rise to liabilities of assignees for amounts due or paid under such agreements and the right to set-off against claims by such assignees. These laws would apply to a Trust as assignee of the Contracts. From time to time, CITSF has been involved in litigation under consumer or debtor protection laws, some of which have been class actions. The Trust is subject to the risk of similar litigation. With respect to each series of Securities, pursuant to the Trust Documents, CITSF will represent and warrant as of the Initial Cut-off Date with respect to each Initial Contract, and as of the related Subsequent Cut-off Date with respect to each Subsequent Contract, that each Contract complies with all requirements of law and CITSF will provide certain warranties relating to the validity, perfection and priority of the security interest in each Financed Vehicle securing a Contract. A breach by CITSF of any such warranty that materially and adversely affects the related Trust's interest in any Contract would require CITSF to repurchase such Contract unless such breach is cured. If CITSF does not honor its purchase obligation in respect of a Contract and the Obligor for such Contract were to default, recovery of amounts due on such Contract would be primarily dependent on repossession and resale of the Financed Vehicle securing such Contract. Certain other factors may limit the ability of the Securityholders to realize upon the Financed Vehicles or may limit the amount realized to less than the amount due. See "Certain Legal Aspects of the Contracts."

      Under California law and most state vehicle dealer licensing laws, sellers of recreation vehicles are required to be licensed to sell vehicles at retail sale. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and assignment of retail installment sale contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with the provisions of these laws may affect the enforceability of the related Contract. A Trust and the Company may not have obtained the licenses required under any federal or state consumer laws or regulations, and the absence of such licenses may impede the enforcement of certain rights or give rise to certain defenses in actions seeking enforcement of such rights which may prevent a Trust from collecting amounts due under the Contracts. In addition, with respect to used vehicles, the Federal Trade Commission's Rule on Sale of Used Vehicles requires that all sellers of used vehicles prepare, complete, and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Furthermore, Federal Odometer Regulations promulgated under the Motor Vehicle
Information and Cost Savings Act require that all sellers of used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not provided to the purchaser of a Financed Vehicle, the obligor may be able to assert a defense against the seller of the Financed Vehicle which defense may prevent a Trust from collecting amounts due under the affected Contracts. See "Certain Legal Aspects of the Contracts."

      Any shortfall in payments on or in respect of Contracts, or any liability of a Trust to Obligors, as a result of noncompliance with the laws summarized above and under "Certain Legal Aspects of the Contracts" could result in losses to the Securityholders.

      4. Certain Matters Relating to Insolvency. CITCF-NY, CITSF and the Company intend that transfers of Contracts from CITCF-NY to CITSF, from CITSF to the Company and from the Company to the related Trust, constitute sales, rather than pledges of the Contracts to secure indebtedness. However, if CITCF-NY, CITSF or the Company were to become a debtor under Title 11 of the United States Code, 11 U.S.C.(ss.) 101 et seq. (the "Bankruptcy Code"), it is possible that a creditor, receiver, other party in interest or trustee in bankruptcy of such debtor, or such debtor as debtor-in-possession, may contend that the sales of the Contracts by CITCF-NY to CITSF, by CITSF to the Company, or by the Company to the related Trust, respectively, were pledges of the Contracts rather than sales and that, accordingly, such Contracts should be part of such assigning entity's bankruptcy estate. Such a position, if presented to a court, even if ultimately unsuccessful, could result in a delay in or reduction of distributions to the Securityholders. See "Certain Legal Aspects of the Contracts--Certain Matters Relating to Insolvency."

      5. Limited Liquidity. There is currently no market for the Securities of any series. Although the Company expects that the underwriters of any particular series will make a secondary market for such Securities, they will have no obligation to do so. There can be no assurance that a secondary market will develop for the Securities of any series or, if it does develop, that it will provide any of the Securityholders with liquidity of investment or that it will continue for the term of any series of Securities. Unless otherwise specified in the related Prospectus Supplement, the Securities will be issued in book-entry, rather than physical, form which may adversely affect the liquidity of the Securities in the secondary market and the ability of the Certificate Owners and Note Owners to pledge the Securities.

      6. The Subsequent Contracts and the Pre-Funding Account. If and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Contracts by CITSF during the Funding Period will be subject to the conditions described in the related Prospectus Supplement under "The Contract Pool." If CITSF does not originate contracts satisfying such criteria during the Funding Period, CITSF will have insufficient contracts to sell to the related Trust on Subsequent Transfer Dates, thereby resulting in prepayments of principal to Noteholders and Certificateholders as described below.

      Unless otherwise specified in the related Prospectus Supplement, to the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Contracts by the related Trust by the end of the Funding Period, Noteholders and Certificateholders will receive a prepayment of principal in an amount equal to the Pre-Funded Percentage allocable to the Noteholders and the Certificateholders, respectively, of the Pre-Funded Amount remaining in the Pre-Funding Account at such time, which prepayment will be made on the first Distribution Date following the end of the Funding Period or, if the Funding Period ends on a Distribution Date, on such date. Unless otherwise specified in the related Prospectus Supplement, the "Pre-Funded Percentage" with respect to the Notes or the Certificates is the percentage derived from the fraction, the numerator of which is the initial principal balance of the Notes or the Original Certificate Balance, as the case may be, and the denominator of which is the sum of the initial principal balance of the Notes and the Original Certificate Balance. It is anticipated that the principal amount of Subsequent Contracts purchased by the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and that therefore there will be at least a nominal amount of principal prepaid to the Noteholders and the Certificateholders at the end of the Funding Period.

      Each Subsequent Contract must satisfy the eligibility criteria specified in the related Prospectus Supplement and the Trust Documents at the time of its sale to the Trust. Unless otherwise specified in the related Prospectus Supplement, the Company (the seller of any Subsequent Contracts to the related Trust) will certify that all such eligibility criteria have been satisfied and CITSF (the seller of any Subsequent Contracts to the Company) will certify that all conditions precedent to the sale of the Subsequent Contracts to the Trust have been satisfied. Unless otherwise specified in the related Prospectus Supplement, it is a condition to the sale of any Subsequent Contracts to the Trust that each Rating Agency, after receiving prior notice of the proposed transfer of Subsequent Contracts to the Trust, shall not have advised the Seller or the Trustees that the conveyance of such Subsequent Contracts will result in a qualification, modification or withdrawal of its then current rating of either the Notes or the Certificates. Following the transfer of Subsequent Contracts to the Contract Pool the aggregate characteristics of the Contracts then held in the Contract Pool may vary from those of the Initial Contracts included therein.

      The ability of a Trust to invest in Subsequent Contracts is entirely dependent upon whether CITSF is able to originate recreation vehicle contracts that meet the requirements for transfer on a Subsequent Transfer Date under the Trust Documents. The ability of CITSF to originate such contracts may be affected by a variety of economic and social factors. Moreover, such factors may affect the ability of the Obligors thereunder to perform their obligations thereunder, which may cause contracts originated by CITSF or its affiliates to fail to meet the requirements for transfer under the Trust Documents. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, CITSF is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect CITSF's ability to originate Subsequent Contracts.

      7. Prepayment from the Pre-Funding Account. To the extent specified in the related Prospectus Supplement, if the Pre-Funded Amount has not been fully applied by the related Trust to purchase Subsequent Contracts by the end of the Funding Period, then the Pre-Funded Amount will be payable as principal to Noteholders and

Certificateholders in accordance with the Pre-Funded Percentage on the first Distribution Date following the end of the Funding Period, or, if the end of the Funding Period is on a Distribution Date, on such date.

      In the event that amounts remain on deposit in the Pre-Funding Account at the end of the Funding Period and are applied to the payment of principal to the Noteholders and Certificateholders, such partial retirement of the Notes and Certificates may shorten the average life of the Securities and may cause the Noteholders and Certificateholders to experience a lower yield on the Securities. In addition, any reinvestment risk resulting from such partial retirement will be borne by the holders of such Securities.

      8. Limited Assets. Unless otherwise specified in the related Prospectus Supplement, each Trust will covenant to sell the Contracts (a) if directed to do so by the related Indenture Trustee in accordance with the related Indenture following an acceleration of a series of Notes upon an Event of Default, and (b) in other circumstances specified in the related Prospectus Supplement. However, there is no assurance that the market value of the related Contracts will at any time be equal to or greater than the aggregate outstanding principal balance of such Notes. Therefore, upon an Event of Default with respect to such Notes, there can be no assurance that sufficient funds will be available to repay Noteholders in full. In addition, the amount of principal required to be distributed to Noteholders under the Indenture is generally limited to amounts available to be deposited in the Note Distribution Account. Therefore, the failure to pay principal on the Notes may not result in the occurrence of an Event of Default until the Note Final Scheduled Distribution Date. Furthermore, upon a sale by the Trust of the Contracts, the net proceeds from such sale remaining after payment of all amounts due to the Servicer and the Noteholders may not be sufficient to pay the Certificate Balance and interest accrued thereon.

      If and to the extent specified in the related Prospectus Supplement, one or more Enhancements will be available to pay principal and/or interest on the Notes and/or the Certificates on any Distribution Date. However, unless otherwise specified in the related Prospectus Supplement, the amount of any Enhancement will be limited and will be reduced as the Pool Balance is reduced. If the amounts available under the applicable Enhancement are exhausted, a Trust will depend solely on payments on or with respect to the Contracts, Monthly Advances and Non-Reimbursable Payments to make distributions to the Securityholders.

      9. Ratings of the Securities. It is a condition to the issuance of a series of Securities offered pursuant to this Prospectus that the Securities be rated in one of the four highest rating categories by at least one Rating Agency. The ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by a Trustee as described under "The Purchase Agreement and the Trust Documents--Termination." There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to the Securities is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to such Securities. There can be no assurance that any other rating agency will rate the Notes or the Certificates, or if one does, what rating would be assigned by any such other rating agency. A security rating is not a recommendation to buy, sell or hold securities.

      10. Book Entry Registration. Unless otherwise specified in the related Prospectus Supplement, the Securities will be offered for purchase in book-entry form only and will be initially registered in the name of the nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Company, the "Depository"). No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner") will be entitled to receive a Definitive Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities," and such persons will hold their interests in the Notes through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or Euroclear in Europe. No person acquiring an interest in the Certificates through the facilities of DTC (a "Certificate Owner") will be entitled to receive a Definitive Certificate representing such person's interest in the Certificates, except as set forth under "Certain Information Regarding the Securities--Definitive Securities," and such persons will hold their interests in the Certificates through DTC. Unless and until Definitive Securities are issued under the limited circumstances described herein and in the related Prospectus Supplement, all references to actions by Securityholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Securityholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding the Securities--Definitive Securities."

      11. Risk of Commingling. At any time that the requirements as specified under "The Purchase Agreements and the Trust Documents--Collections," are met, the Servicer may deposit payments on or with respect to the Contracts and proceeds of Contracts into the Collection Account or the Paid-Ahead Account, as applicable, monthly on the Business Day immediately preceding the next Distribution Date (the "Deposit Date"). Pending such a monthly deposit into the Collection Account or the Paid-Ahead Account, as applicable, collections on the Contracts may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the Servicer were unable to remit such funds or if the Servicer became insolvent, the holders of the Securities could incur a loss with respect to collections not deposited in the Collection Account or the Paid-Ahead Account.

                                   THE TRUSTS

      With respect to each series of Securities, the Seller will establish a Trust pursuant to the related Trust Documents. Prior to the sale and assignment of the related Contracts pursuant to the related Trust Documents, the Trust will have no assets or obligations. After its formation, the related Trust will not engage in any activity other than (i) acquiring, holding and managing the Contracts and the other assets of such Trust and proceeds therefrom, (ii) issuing the Securities of the related series, (iii) making payments on the Securities of the related series, (iv) entering into agreements and transactions in connection with the Enhancement, if any, for the related series of Securities, and (v) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

      Each Certificate, if any, will represent a fractional undivided interest and/or residual interest in the related Trust. Each Note, if any, will represent an obligation of, the related Trust.

      If specified in the related Prospectus Supplement, the related Trust will initially be capitalized with equity equal to the "Original Certificate Balance" specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, Certificates with an aggregate original principal balance of at least the amount specified in the related Prospectus Supplement will be owned by the Affiliated Owner specified in the related Prospectus Supplement (the "Affiliated Owner") and Certificates representing the remainder of the Original Certificate Balance will be sold to third party investors that are expected to be unaffiliated with the Affiliated Owner, the Seller, the Servicer or their affiliates. If specified in the related Prospectus Supplement, the Company or one of its affiliates will own the entire beneficial interest in the Trust. The equity in a Trust, together with the proceeds of the initial sale of the Notes, if any, will be used by the Trust to purchase the Initial Contracts from the Seller pursuant to the Trust Documents and, if specified in the related Prospectus Supplement, to fund the deposit of the Pre-Funded Amount and the deposit to the Capitalized Interest Account and for such other purposes as are specified in the related Prospectus Supplement.

      The Servicer will service the Contracts held by each Trust and will receive fees for such services. See "The Purchase Agreement and the Trust Documents--Servicing Compensation." Unless otherwise specified in the related Prospectus Supplement, CITSF will be appointed as custodian on behalf of each Trust, and will hold the original installment sales contract (or promissory note) as well as copies of documents and instruments relating to each Contract and evidencing the security interest in the Financed Vehicle securing each Contract (the "Contract Files").

The Trustee(s)

      The Trustee(s) for each Trust will be specified in the related Prospectus Supplement. The Trustee(s) will perform limited administrative functions, including making distributions from the Certificate Distribution Account and/or the Note Distribution Account. A Trustee's liability in connection with the issuance and sale of the Securities is limited solely to the express obligations of such Trustee as set forth in the Trust Documents. A Trustee may appoint a co-trustee to act as co-trustee pursuant to a co-trustee agreement with such Trustee.

      A Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove a Trustee if such Trustee ceases to be eligible to continue as Trustee under the related Trust Documents or if such Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will be subject to any conditions or approvals specified in the related Prospectus Supplement and will not become effective until acceptance of the appointment by the successor trustee.

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer will pay each Trustee's fees. The Trust Documents will further provide that each Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any loss, liability or expense incurred by such Trustee not resulting from its own willful misfeasance, bad faith or gross negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Documents).

                               THE TRUST PROPERTY

      Each Certificate, if any, will represent a fractional undivided interest and/or residual interest in the related Trust. Each Note, if any, will be an obligation of the related Trust and will be secured by assets of the Trust (other than the Certificate Distribution Account, if any, and other accounts or property specified in the related Prospectus Supplement). The property of each Trust will include, among other things, (i) a pool (the "Contract Pool") of retail installment sale contracts secured by new and used recreation vehicles between Dealers and Obligors, consisting of the Initial Contracts and the Subsequent Contracts (if any); (ii) all monies received under the Initial Contracts on or after the Initial Cut-off Date and the Subsequent Contracts (if any) on or after the related Subsequent Cut-off Date; (iii) such amounts as from time to time may be held in one or more accounts established and maintained by the Servicer pursuant to the Trust Documents (including all investments in such accounts and all income from the funds therein and all proceeds thereof, other than investment earnings on any account so specified in the related Prospectus Supplement) as described herein; (iv) if specified in the related Prospectus Supplement, specified credit or cash flow enhancement and all monies on deposit in the Pre-Funding Account, the Capitalized Interest Account and any other account specified in the related Prospectus Supplement (including, unless otherwise specified in the related Prospectus Supplement, all investments in such accounts and all income from the funds therein and all proceeds thereof, other than investment earnings on any account so specified in the related Prospectus Supplement); (v) assignments of the security interests in the Financed Vehicles and any accessions thereto; (vi) the right to proceeds from physical damage, credit life and disability insurance policies, if any, covering individual Financed Vehicles or Obligors, as the case may be; (vii) the rights of the Trust under the Trust Documents; and (viii) any and all proceeds of the foregoing.

      Pursuant to agreements between CITSF and many of the Dealers, the Dealer is obligated after origination to repurchase from CITSF recreation vehicle contracts which do not meet certain representations and warranties made by such Dealer. Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related recreation vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectability of such Contracts. Unless otherwise specified in the related Prospectus Supplement, any Dealer agreement with respect to the Contracts will not be assigned by CITSF to the Company or by the Company to the Trust. However, unless otherwise specified in the related Prospectus Supplement, the Trust Documents will authorize CITSF to transfer a Contract to a Dealer upon a repurchase by a Dealer pursuant to a Dealer agreement and will require that any recovery of amounts with respect to a Contract by CITSF pursuant to Dealer repurchase obligations be deposited in the Collection Account for the related Trust in satisfaction of CITSF's repurchase obligations under the Trust Documents to the extent, if any, that CITSF has not already satisfied that obligation. In accordance with its customary servicing practices and procedures, in determining whether to exercise any right of recourse against a Dealer, CITSF considers the prior performance of the Dealer and other business and commercial factors, including its own commercial relationship with such Dealer. The assignments by the Dealers of Contracts to CITSF do not generally provide for recourse to the Dealer for unpaid amounts in the event of a default by an Obligor, other than in connection with the breach of the Dealer's representations and warranties.

                                THE CONTRACT POOL

      Each pool of Contracts with respect to a Trust (a "Contract Pool") will consist of retail installment sales contracts to finance the purchase of new and used recreation vehicles and direct loans (collectively, the "Contracts"). The Contracts will be originated or acquired by CITSF or its affiliates (including CITCF-NY). Except as otherwise specified in the related Prospectus Supplement, the Contracts will (i) be fully amortizing, (ii) bear interest at a fixed or variable rate (the "Contract Rate"), and (iii) be Simple Interest Contracts or Precomputed Contracts.

      "Simple Interest Contracts" provide for the allocation of each payment made thereunder to principal and interest in accordance with the "simple interest" method. For Simple Interest Contracts, the principal balance of the Contract is amortized over a series of equal monthly payments. Each monthly interest payment is calculated by multiplying the outstanding principal balance of the loan by the Contract Rate. Such product is then multiplied by a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made and the denominator of which is either 365 or 360, depending on applicable state law. Payments received on a Simple Interest Contract are applied first to interest accrued to the date payment is received and second to reduce the unpaid principal balance of the Contract. Accordingly, if an Obligor makes a payment on the Contract less than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be less than 30 days' interest, and the amount of principal repaid in such month will be correspondingly greater. Conversely, if an Obligor makes a payment on the Contract more than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be greater than 30 days' interest, and the amount of principal repaid in the month will be correspondingly reduced. As a result, based on the payment characteristics of a particular Obligor, the principal due on the final due date of a Simple Interest Contract may vary from the principal payment that would be made if payments for such Contract were always made on their due dates.

      If an Obligor pays more than one installment on a Simple Interest Contract at a time, the regular installment will be treated as described above. However, the entire amount of the additional installment or installments will be treated as a principal payment and applied to reduce the principal balance of the related Contract. The Obligor will not be required to make any payments on such a Contract (a "Paid-Ahead Simple Interest Contract"), for the number of due dates (the "Paid-Ahead Period") for which it has paid in advance the full installment. However, during the Paid-Ahead Period interest will continue to accrue on the principal balance of such Paid-Ahead Simple Interest Contract, as reduced by the application of the early installment. As a result, when the Paid-Ahead Period ends and the Obligor pays the next required installment, such payment may be insufficient to cover the interest that has accrued since the last payment by the Obligor. Notwithstanding such insufficiency, such Paid-Ahead Simple Interest Contract would be considered to be current. This situation would continue until the monthly installments are once again sufficient to cover all accrued interest and to reduce the principal balance of the Contract. Depending on the principal balance and Contract Rate of the related Contract and on the number of installments paid in advance of their due dates, there may be extended periods of time during which Simple Interest Contracts that are not amortizing are considered current.

      "Precomputed Contracts" provide for amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the Contract, consists of an amount of interest equal to 1/12th of the related Contract Rate multiplied by the unpaid principal balance of the Contract, and an amount of principal equal to the remainder of the monthly payment.

      If an Obligor with respect to any Precomputed Contract, in addition to making his or her regularly scheduled payment, makes one or more additional scheduled payments in any Due Period (such Contract being a "Paid-Ahead Precomputed Contract"), the additional scheduled payments made in such Due Period will be deposited into the Paid-Ahead Account and applied on subsequent Deposit Dates as described herein under "The Purchase Agreements and the Trust Documents--Paid-Ahead Precomputed Contracts." Because paid-ahead amounts on Paid-Ahead Precomputed Contracts are deposited into the Paid-Ahead Account, no shortfalls of interest or principal will result therefrom.

      Unless otherwise specified in the related Prospectus Supplement, each Contract provides that an Obligor may prepay its Contract, in whole or in part, at any time, without a prepayment premium.

      The Financed Vehicles will consist of motor homes, travel trailers and other types of recreation vehicles. Motor homes are recreation camping and travel vehicles built on or as an integral part of a self-propelled motor vehicle chassis. A motor home may provide kitchen, sleeping and bathroom facilities, is equipped with the ability to carry fresh water and sewage and may be one of the following types:

            Motor Home: The living unit has been constructed on a bare, specially designed motor vehicle chassis.

            Van Camper: A panel-type truck to which the manufacturer typically adds any two of the following conveniences: sleeping, kitchen and toilet facilities. The manufacturer also typically adds electrical hookup, water storage, water hookup and top extension to provide more headroom.

            Mini Motor Home: This unit is built on an automotive manufactured van frame with an attached cab section typically having a gross vehicle weight rating of 6,500 pounds or more, with an overall height of less than eight feet. The manufacturer completes the body section containing the living area and attaches it to the cab section.

            Compact Motor Home: This unit is built on an automotive manufactured cab and chassis typically having a gross vehicle weight rating of less than 6,500 pounds. It may provide any or all of the features of the larger units.

      Travel trailers are trailers designed to be towed by a motorized vehicle (e.g., automobile, van or pickup truck) and are of a size and weight that does not require a special highway movement permit. A travel trailer is designed to provide temporary living quarters for recreation, camping or travel use, does not require permanent on-site hookup and may be one of the following types:

            Conventional Travel Trailer: This unit ranges typically from 12 feet to 35 feet in length, and is towed by means of a bumper or frame hitch attached to the towing vehicle.

            Park Trailer: These units are designed for seasonal or temporary living. When set up, the unit may be connected to utilities necessary for operation of installed fixtures and appliances. The unit is built on a single chassis mounted on wheels. Park trailers are no more than 40 feet in overall body length and no more than 12 feet in overall body width when in the traveling mode. The unit is designed for set-up by persons without special skills using only hand tools.

            Fifth-Wheel Travel Trailer: This unit can be equipped in the same way as the conventional travel trailer, but is constructed with a raised forward section that allows a bi-level floor plan. This style is designed to be towed by a vehicle equipped with a device known as a fifth-wheel hitch.

            Folding Camping Trailer: This is a portable unit mounted on wheels and constructed with collapsible partial sidewalls which fold for towing by another vehicle and unfold at the campsite to provide temporary living quarters for recreation, camping or travel use.

            Truck Camper: This is a portable unit designed to be loaded onto and unloaded from the bed of a pickup truck, constructed to provide temporary living quarters for recreation travel or camping use.

      Certain detailed information regarding the Contract Pool as of the Initial Cut-off Date or such other date specified therein for each Trust will be set forth in the related Prospectus Supplement. If specific information with respect to the Contract Pool is not known at the time the related series of Securities initially is offered, more general information will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on a Current Report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities. A copy of the Trust Documents with respect to each series of Securities will be attached to the Current Report on Form 8-K and will be available for inspection at the corporate trust office of the Owner Trustee specified in the related Prospectus Supplement. A schedule of the Contract Pool relating to such series will be attached to the Trust Documents delivered to the Owner Trustee upon delivery of the Securities.

                      YIELD AND PREPAYMENT CONSIDERATIONS

      Unless otherwise specified in the related Prospectus Supplement, each Contract provides that it is prepayable, without premium, by the Obligor at any time. Prepayments (or, for this purpose, equivalent payments to a Trust) also may result from liquidations due to default, receipt of proceeds from insurance policies, repurchases by CITSF due to breach of a representation or warranty or breach of a covenant in the Trust Documents, or as a result of CITSF exercising its option to purchase the Contract Pool. See "The Purchase Agreements and the Trust Documents." The rate of prepayments on the Contracts may be influenced by a variety of economic, social and other factors. No assurance can be given that prepayments on the Contracts will conform to any estimated or actual historical experience, and no prediction can be made as to the actual prepayment rates which will be experienced on the Contracts. Certificateholders and Noteholders will bear all reinvestment risk resulting from the timing of payments of principal on the Certificates or the Notes, as the case may be.

                                  POOL FACTORS

      Unless otherwise specified in the related Prospectus Supplement, the "Certificate Pool Factor" for each class of Certificates, if any, is a seven-digit decimal which the Servicer will compute each month indicating the remaining Certificate Balance as of the Distribution Date, as a fraction of the Original Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Initial Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Certificates. A Certificateholder's portion of the aggregate outstanding Certificate Balance is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Certificate Pool Factor.

      Unless otherwise specified in the related Prospectus Supplement, the "Note Pool Factor" for each class of Notes, if any, is a seven-digit decimal which the Servicer will compute each month indicating the remaining outstanding principal balance of the Notes as of the Distribution Date, as a fraction of the initial outstanding principal balance of the Notes. The Note Pool Factor will be
1.0000000 as of the Initial Cut-off Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the Notes. A Noteholder's portion of the aggregate outstanding principal balance of the Notes is the product of (i) the original denomination of the Noteholder's Note, and (ii) the Note Pool Factor.

      With respect to each Trust and pursuant to the related Trust Documents, unless otherwise specified in the related Prospectus Supplement, on each Distribution Date, the Securityholders will receive monthly reports concerning the payments received on the Contracts, the Pool Balance, the Certificate Pool Factor, if any, the Note Pool Factor, if any, and various other items of information. Securityholders of record (which in most cases will be Cede) during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. Certificate Owners, if any, and Note Owners, if any, may receive such reports, upon written request, together with a certification that they are Certificate Owners or Note Owners, as the case may be, and payment of any expenses associated with the distribution of such reports, from the Owner Trustee and the Indenture Trustee (if any) at the addresses specified in the related Prospectus Supplement. See "Certain Information Regarding the Securities--Statements to Securityholders."

                                USE OF PROCEEDS

      Unless otherwise specified in the related Prospectus Supplement, the Company will sell the Initial Contracts to a Trust concurrently with the sale of the Securities and the net proceeds from the sale of the Securities will be applied by such Trust to the purchase of the Initial Contracts, to the payment of certain expenses connected with pooling the Contracts and issuing the Securities, to the deposit of the Pre-Funded Amount in the Pre-Funding Account, if any, to the deposit of the initial amount into the Capitalized Interest Account, if any, and to the deposit of the initial amount, if any, into a Reserve Fund, if any. Such net proceeds less the payment of such expenses, the Pre-Funded Amount, if any, and the initial deposit into the Capitalized Interest Account, if any, and the Reserve Fund, if any, represent the purchase price paid by a Trust to the Company for the sale of the Initial Contracts to such

Trust. Such amount will be determined as a result of the pricing of the Securities, through the offering described in the related Prospectus Supplement. The net proceeds to be received by the Company from the sale of the Initial Contracts to a Trust will be paid by the Company to CITSF as the purchase price for the Contracts and will be added to CITSF's general funds and will be available for general corporate purposes, including the purchase of new recreation vehicle installment sales contracts and the payment of the purchase price to CITCF-NY for any Contracts acquired by CITSF from CITCF-NY.

                              THE CIT GROUP, INC.


      CIT, a Delaware corporation, is a leading diversified finance organization with over $26 billion of managed assets at December 31, 1998. CIT offers secured commercial and consumer financing primarily in the United States to smaller, middle-market and larger businesses and to individuals through a nationwide distribution network. CIT commenced operations in 1908 and has developed a broad array of "franchise" businesses that focus on specific industries, asset types and markets, which are balanced by client, industry and geographic diversification. CIT has its principal executive offices at 1211 Avenue of the Americas, New York, New York 10036 and its telephone number is (212) 536-1390.

      CIT operates through three business segments conducted through strategic business units: (i) equipment financing and leasing, which is comprised of
Equipment Financing (equipment financing and leasing) and Capital Finance (commercial aircraft and rail equipment financing and leasing), (ii) commercial finance, which is comprised of Commercial Services (secured financing and factoring), Business Credit (secured financing to middle-market and larger-sized businesses) and Credit Finance (secured financing to smaller-sized and middle-market businesses) and (iii) consumer, which is comprised of Consumer Finance (home equity) and Sales Financing (recreation vehicle, manufactured housing and recreational boat financing). These strategic business units offer products and services designed to satisfy the financing needs of specific customers, industries and markets.

      On March 8, 1999, CIT announced that it would acquire Newcourt Credit Group, Inc. ("Newcourt") in an exchange of common stock. Under the terms of the transaction, which will be accounted for on a purchase basis, 0.92 shares of CIT's common stock will be exchanged for each outstanding share of Newcourt common stock. The transaction is expected to close during the third quarter of 1999, and is conditioned upon, among other things, regulatory and shareholder approval. Newcourt is headquartered in Toronto, Canada and its stock is traded on the New York and Toronto Stock Exchanges.

      In November 1998, CIT's majority stockholder, The Dai-Ichi Kangyo Bank, Limited ("DKB"), sold 55,000,000 shares of Class A Common Stock in a secondary public offering (the "Secondary Offering") for which it received all the proceeds. Prior to the sale, DKB converted all of its Class B Common Stock into an identical number of shares of Class A Common Stock, which is now the only class of common stock outstanding. DKB held 94.4% of the combined voting power and 77.2% of the economic interest of all of CIT's outstanding common stock prior to the sale. At December 31, 1998, DKB held 43.8% of the voting power and economic interest of CIT's outstanding common stock.

      In November 1997, CIT issued 36,225,000 shares of Class A Common Stock in an initial public offering (the "IPO"). Prior to the IPO, DKB owned 80% of CIT's issued and outstanding stock, and The Chase Manhattan Corporation ("Chase") owned the remaining 20% common stock interest. DKB had an option expiring December 15, 2000 to purchase the remaining 20% common stock interest from Chase. In November 1997, CIT purchased DKB's option at its fair market value, exercised the option to purchase the stock held by Chase and recapitalized by converting the outstanding common stock to 157,500,000 shares of Class B Common Stock. Twenty percent of the Class B Common Stock shares (which had five votes per share) were converted to Class A Common Stock shares (which had one vote per share) and, in addition to an underwriter's overallotment option, were issued in the IPO. The issuance of Class A Common Stock pursuant to the underwriter's overallotment resulted in an increase to stockholders' equity of $117.7 million.

      CIT is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the offices of the Commission and at the offices of the New York Stock Exchange, Inc. See "Additional Information."


      Unless CIT has issued a Limited Guarantee with respect to any Series of Securities, CIT will have no obligations or liabilities with respect to any Series of Securities.

              THE CIT GROUP SECURITIZATION CORPORATION II, SELLER

      The Company was incorporated in the State of Delaware on June 24, 1994, and is a wholly-owned, limited purpose finance subsidiary of CIT. The Company maintains its principal office at 650 CIT Drive, Livingston, New Jersey 07039. Its telephone number is (973) 535-3514.

      As described herein, the obligations of the Company with respect to the Securities are limited. The Company will make no representations or warranties with respect to the Contracts and will have no ongoing servicing obligations or responsibilities with respect to the Contract Pool. CITSF is an affiliate of the Company. The Company will acquire the Contract Pool in a privately negotiated transaction from CITSF.

      Unless otherwise specified in the related Prospectus  Supplement,  neither
CIT nor any of its affiliates, including the Company and CITSF, will be obligated with respect to the Securities. Accordingly, the Company has determined that financial statements of CITSF and the Company are not material to the offering of the Securities.

                 THE CIT GROUP/SALES FINANCING, INC., SERVICER

General

      CITSF, a Delaware corporation, is a wholly-owned subsidiary of CIT. It has its principal executive office at 650 CIT Drive, Livingston, New Jersey 07039, and its telephone number is (973) 740-5000.

      CITSF originates, purchases, sells and services retail installment sales contracts for recreation vehicles, manufactured housing, recreational boat products and other consumer goods throughout the United States. CITSF has been a lender to the recreation vehicle industry for more than 30 years. CITSF has a centralized asset service facility (the "Asset Service Center") in Oklahoma City, Oklahoma. Working through Dealers and manufacturers, CITSF offers retail installment credit. In addition to purchasing recreation vehicle contracts from Dealers on an individual basis, CITSF makes bulk purchases of recreation vehicle contracts. These bulk purchases may be from the portfolios of other lending institutions or finance companies, the portfolios of governmental agencies or instrumentalities or the portfolios of other entities that purchase and hold recreation vehicle contracts.


      The Asset Service Center of CITSF services consumer credit transactions in 50 states and the District of Columbia. It provides servicing for recreation vehicle, home equity, recreational boat and manufactured housing retail installment contracts. The servicing portfolio includes both loans originated or purchased by CITSF, as well as loans originated or purchased by CITSF and subsequently securitized with servicing retained. The servicing portfolio also includes loans owned by third parties that are serviced by CITSF for a fee on a "contract" basis. The Asset Service Center is supplemented by outside collectors and field remarketers located throughout the United States.


      CITSF's general policies with regard to the origination of recreation vehicle installment sale contracts are described under "--Contract Origination" and "--CITSF's Underwriting Guidelines." See "--Servicing" for a description of certain of CITSF's servicing policies.

Contract Origination

      Although CITSF does purchase recreation vehicle installment sale contracts in bulk from other lenders, unless otherwise specified in the related Prospectus Supplement, all of the Contracts in the Contract Pool have been originated by CITSF or CITCF-NY through the purchase of such Contracts from Dealers.


      Through its Regional Business Centers, CITSF arranges to purchase recreation vehicle contracts from recreation vehicle Dealers located throughout the United States. New business development officers contact the Dealers located in their territories and explain CITSF's available financing plans, terms, prevailing rates and credit and financing policies. If the Dealer wishes to use CITSF's available customer financing, the Dealer must make an application for Dealer approval. Upon satisfactory results of CITSF's investigation of the Dealer's creditworthiness and general business reputation, CITSF and the Dealer execute a Dealer agreement. In addition, CITSF purchases portfolios of
recreation  vehicle  contracts  from  other  lending   institutions  or  finance
companies.

      Contracts that CITSF purchases from Dealers (as opposed to portfolios of contracts purchased from other lenders) are purchased on an individually approved basis in accordance with CITSF's underwriting guidelines.

      If CITSF believes that an obligor on a recreation vehicle contract (including one of the Contracts) is likely to refinance the contract as a result of interest rate changes or other reasons, CITSF may in its discretion attempt to retain such obligor as a customer by soliciting the obligor to refinance the contract with CITSF.

CITSF's Underwriting Guidelines

      All recreation vehicle contracts that are purchased by CITSF from Dealers are written on forms provided or approved by CITSF and are purchased on an individually approved basis. With respect to each retail recreation vehicle contract to be purchased from a Dealer, CITSF's general practice is to have the Dealer submit the customer's credit application, manufacturer's invoice (if the contract is for a new vehicle) and certain other information relating to the contract to the applicable Regional Business Center.

      All credit applications are entered into an application processing system. All applications are reviewed to determine the creditworthiness of the customer and to evaluate certain other aspects of the proposed transaction. During 1997, CITSF installed a new application processing system designed to enhance productivity and provide greater control over the quality of credits approved through the use of "decision rules" that alert analysts to further investigate certain conditions. The new system also requires the proper level of authority to approve transactions over an individual's dollar limits. CITSF's underwriting guidelines require, and have required, a credit officer at a Regional Business Center with the appropriate level of credit authority to approve an applicant's credit history, residence history, employment history and debt-to-income payment ratio before credit is extended. Although, with respect to these criteria, CITSF has, and has had, certain minimum requirements, as described below, CITSF's management does not believe that these minimum requirements are themselves generally sufficient to warrant credit approval of an applicant. Thus, there were and are no requirements on the basis of which, if they are met, credit is routinely approved without review by a credit officer. Based on credit score and other risk factors, each applicant is either approved, declined or, if necessary, referred to a credit officer with a higher credit authority.


      The retail customer generally has had a stable residence, employment and credit history, a minimum of two years in his or her present job, a debt ratio (the ratio of total installment debt and housing expenses to gross monthly income) of 40% or less, a down payment of at least 10% and an overall favorable credit profile. Approval of retail customers that do not meet the above-described retail customer profile is considered by the appropriate level credit officer, on a case by case basis. Such approval, if granted, is based on the applicant's length and likelihood of continued employment, ability to pay, and a review of the applicants' paying habits. No guarantors, endorsers or co-signers are considered in determining whether to accept or reject an application. The maximum amount CITSF will advance to such targeted customers is
(i) generally in the case of a new financed vehicle, 100% of the unpaid cash balance, not to exceed 110% of the manufacturer's invoice price (on an exception basis, discretionary credit approval may permit advances up to 130% of manufacturer's invoice price) plus taxes, fees and insurance, and (ii) in the case of a used financed vehicle, 100% of the unpaid cash balance, not to exceed 110% of the wholesale value as determined by the Kelly blue book or the NADA Guide book. Funding of a contract is authorized after verification of the conditions of approval of the application and the Dealer warrants delivery of the related recreation vehicle.


      In August 1994, CITSF's credit criteria were changed to permit greater reliance on credit scores and overall evaluation instead of using specific disqualifying criteria (e.g., a minimum of two years of employment). The interest rate charged on each recreation vehicle contract originated since August 1994 reflects CITSF's evaluation of the relative risk associated with an individual's application.

      The credit review and approval practices of each Regional Business Center are subject to internal reviews and internal audits that, through sampling, examine the nature of the verification of credit histories, residence histories, employment histories, debt ratios of the applicants and evaluate the credit risks associated with the contracts purchased through such regional office by rating the obligors on such contracts according to their credit histories, employment histories, debt ratios and housing ratios.

Servicing

      Through its Asset Service Center, CITSF services recreation vehicle, manufactured housing, recreational boat, home equity, and other consumer loans. CITSF services all of the recreation vehicle contracts it originates or purchases, whether on an individual basis or in bulk (except those it has sold to third parties on a servicing released basis). CITSF is actively seeking arrangements pursuant to which it will service recreation vehicle contracts held by other entities, including contracts which were not purchased by CITSF or sold to such other entities by CITSF. Generally, such servicing responsibilities are, and would be, also carried out through the Asset Service Center. Servicing responsibilities include collecting principal and interest payments, taxes, insurance premiums, where applicable, and other payments from obligors and, where such contracts have been sold, remitting principal and interest payments to the holders thereof, to the extent such holders are entitled thereto. Collection procedures include repossession and resale of recreation vehicles securing defaulted contracts and, if deemed advisable by CITSF, entering into workout arrangements with obligors under certain defaulted contracts. Although decisions as to whether to repossess any recreation vehicle are made on an individual basis, CITSF's general policy is to institute repossession procedures promptly after Asset Service Center personnel determine that it is unlikely that a defaulted contract will be brought current, and thereafter to diligently pursue the resale of such recreation vehicles if the market is favorable. The Asset Service Center has developed a nationwide auction network to facilitate resale efforts on such repossessions.

Delinquency and Loan Loss Experience

      Each Prospectus Supplement will include information on CITSF's loss and delinquency experience with respect to its servicing portfolio of recreation vehicle contracts. However, there can be no assurance that such experience will be indicative of the performance of the Contracts included in a particular Contract Pool. Unless otherwise specified in the related Prospectus Supplement, the tables setting forth the delinquency experience for the portfolio of recreation vehicle contracts originated and serviced by CITSF will exclude contracts acquired by CITSF through portfolio purchases and contracts in repossession.

                                THE CERTIFICATES

General

      A series of Securities may include one or more classes of Asset-Backed Certificates (the "Certificates") issued pursuant to the Trust Documents to be entered into among the Seller, the Servicer, and the Owner Trustee, forms of which have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. Payments in respect of the Certificates will be subordinated to payments on the Notes, if any, to the extent described in the related Prospectus Supplement. The following summary describes certain terms of the Certificates and the Trust Documents. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Certificates and the Trust Documents, and the following summary will be supplemented in whole or in part by the related Prospectus Supplement. Where this summary refers to particular provisions or terms used in the Trust Documents, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

      The Certificates will be issued in the minimum denominations and integral multiples in excess thereof specified in the related Prospectus Supplement;
provided,  however,  that one  Certificate  of each  series  may be  issued in a denomination other than such integral multiple such that the applicable Affiliated Owner specified in the related Prospectus Supplement, if any, may be issued at least the portion of the Original Certificate Balance specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Company or one of its affiliates will own the entire beneficial interest in the Trust. Unless otherwise specified in the related Prospectus Supplement, the Certificates will be issued in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, each class of the Certificates will initially be represented by a single Certificate registered in the name of the nominee of DTC, except as provided below. Unless otherwise specified in the related Prospectus Supplement, DTC's nominee will be Cede & Co. ("Cede"). No person acquiring an interest in the Certificates through the facilities of DTC (a "Certificate Owner") will be entitled to receive a Certificate representing such person's interest in the Certificates, except as set forth under "Certain Information Regarding The Securities--Definitive Securities." Unless and until Definitive Certificates are issued under the limited circumstances described in the related Prospectus Supplement and herein, all references to actions by Certificateholders shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding The Securities--Definitive Securities." If specified in the related Prospectus Supplement, one or more classes of Certificates will be issued and sold privately.

Distribution of Principal and Interest on the Certificates

      The Certificates will bear interest at the rate specified in the related Prospectus Supplement (the "Pass-Through Rate"). The timing and priority of distributions, seniority, allocations of loss, Pass-Through Rate and amount of or method of determining distributions with respect to principal and interest (or, where applicable, with respect to principal only or interest only) on the Certificates of any series will be described in the related Prospectus Supplement. Distributions of interest on the Certificates will be made on the dates specified in the related Prospectus Supplement (each, a "Distribution Date") and, unless otherwise specified in the related Prospectus Supplement, will be made prior to distributions with respect to principal. A series may include one or more classes of Stripped Certificates entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions, or (ii) interest distributions, with disproportionate, nominal or no distributions in respect of principal. Each class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate (and which may be zero for certain classes of Stripped Certificates), or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate for each class of Certificates, or the initial Pass-Through Rate and the method for determining the Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise specified in the related Prospectus Supplement, distributions in respect of the Certificates will be subordinate to payments in respect of the Notes, if any, as more fully described in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificateholders of such class.

      In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, payments of interest and principal on the Certificates will be made on the fifteenth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing on the date specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, with respect to any Distribution Date, the Due Period will be the calendar month preceding the month of such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, payments on the Certificates on each Distribution Date will be made to the holders of record of the related Certificates on the day immediately preceding such Distribution Date or, in the event Definitive Certificates have been issued, at the close of business of the last day of the month immediately preceding the month in which such Distribution Date occurs (each, a "Record Date"). A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, Oklahoma and such other states (if any) specified in the related Prospectus Supplement are authorized or required by law, regulation or executive order to be closed.

                                   THE NOTES

General

      A series of Securities may include one or more classes of Asset-Backed Notes (the "Notes" and, together with the Certificates, the "Securities") issued pursuant to an Indenture (as amended and supplemented from time to time, the "Indenture") between a Trust and an Indenture Trustee specified in the related Prospectus Supplement (the "Indenture Trustee"), a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Notes and the Indenture, and the following summary will be supplemented in whole or in part by the related Prospectus Supplement. Where this summary refers to particular provisions or terms used in the Indenture, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

      The Notes will be issued in the minimum denominations and integral multiples in excess thereof specified in the related Prospectus Supplement; provided, however, that one Note of each class of each series may be issued in a denomination other than such integral multiple. Unless otherwise specified in the related Prospectus Supplement, the Notes will be issued in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by a single Note registered in the name of Cede, the nominee of DTC, except as provided below. No person acquiring an interest in the Notes through the facilities of DTC (a "Note Owner" and, together with a Certificate Owner, a "Security Owner") will be entitled to receive a Note representing such person's interest in the Notes, except as set forth under "Certain Information Regarding the Securities--Definitive Securities" and such persons will hold their interests in the Notes through DTC in the United States or Cedel or Euroclear in Europe. Unless and until Definitive Notes are issued under the limited circumstances described in the related Prospectus Supplement and herein, all references to actions by Noteholders shall refer to actions taken by DTC upon instructions from its Participants, and all references in the related Prospectus Supplement and herein to distributions, notices, reports and statements to Noteholders shall refer to distributions, notices, reports and statements to DTC in accordance with DTC procedures. See "Certain Information Regarding the Securities--Definitive Securities." If specified in the related Prospectus Supplement, one or more classes of Notes will be issued and sold privately.

Payment of Principal and Interest on the Notes

      The timing and priority of payment, seniority, allocations of loss, Interest Rate and amount of or method of determining payments of principal and interest on each class of Notes will be described in the related Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any class or classes of Notes of such series, or any class of Certificates, as described in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, payments of interest on the Notes will be made prior to payments of principal thereon. A series may include one or more classes of Stripped Notes entitled to (i) principal payments with disproportionate, nominal or no interest payment, or (ii) interest payments with disproportionate, nominal or no principal payments. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Stripped Notes), or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes, or the initial Interest Rate and the method for determining the Interest Rate. One or more classes of Notes of a series may be redeemable under the circumstances specified herein and in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, payments in respect of interest to Noteholders of all classes within a series will have the same priority. Under certain circumstances, the amount available for such payments could be less than the aggregate amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement, in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount then available to be distributed in respect of interest on the Notes. In the case of a series of Securities which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, payments of interest and principal on the Notes will be made on each Distribution Date, commencing on the date specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, with respect to any Distribution Date, the Due Period will be the calendar month preceding the month of such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, payments on the Notes on each Distribution Date will be made to the holders of record of the related Notes on the related Record Date.

The Indenture

      A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. CITSF will provide a copy of the applicable Indenture (without exhibits) upon request to a holder of Notes issued thereunder.

      Modification of Indenture without Noteholder Consent. With respect to each Trust, the Issuer and the related Indenture Trustee may, without consent of the Noteholders, enter into one or more supplemental indentures for any of the following purposes: (i) to correct or amplify the description of the collateral or add additional collateral; (ii) to provide for the assumption of the Notes and the Indenture obligations by a permitted successor to the Trust; (iii) to add additional covenants for the benefit of the related Noteholders, or to surrender any rights or power conferred upon the Trust; (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; (v) to cure any ambiguity or correct or supplement any provision which may be inconsistent with any other provision; (vi) to provide for the acceptance of the appointment of a successor Indenture Trustee or to add to or change any provision as shall be necessary and permitted to facilitate the administration by more than one trustee; (vii) to modify, eliminate or add any provision in order to comply with the Trust Indenture Act of 1939, as amended; or (viii) to add, change in any manner, or eliminate any provision, or modify in any manner the rights of Noteholders; provided that any action specified in this clause
(viii) shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder unless Noteholder consent is otherwise obtained as described in the Indenture. Any action specified in clause
(viii) shall be taken only upon satisfaction of the Rating Agency Condition. "Rating Agency Condition" with respect to any action means the condition that the Rating Agency or Agencies specified in the related Prospectus Supplement shall have notified the Seller, the Servicer and the Issuer in writing that such action will not result in the downgrade or withdrawal of the then current ratings of the Securities.

      Modification of Indenture with Noteholder Consent. With respect to each Trust, with the consent of the holders of not less than a majority of the aggregate outstanding principal amount of the Notes, and with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify in any manner the rights of the related Noteholders.

      Without the consent of the holder of each outstanding related Note affected thereby, however, no supplemental indenture may: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate principal amount of the outstanding Notes the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the related Trust, any other obligor on the Notes, the Seller or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of the Notes the consent of the holders of which is required to direct the Indenture Trustee to sell or liquidate the Contracts if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes; (vi) decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture.

      Events of Default; Rights Upon Event of Default. With respect to each Trust, unless otherwise specified in the related Prospectus Supplement, "Events of Default" under the Indenture will consist of: (i) any failure to pay interest on any Note as and when the same becomes due and payable, which failure continues unremedied for five days; (ii) except as set forth in (iv) below, any failure to make any installment of the principal of any Note as and when the same becomes due and payable which failure continues unremedied for thirty days after the giving of written notice of such failure to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the holders of not less than 25% of the aggregate outstanding principal amount of the Controlling Notes; (iii) any default in the observance or performance in any material respect of any other covenants or agreements in the Indenture, which failure materially and adversely affects the rights of Noteholders, and which failure continues unremedied for thirty days after the giving of written notice of such failure to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the holders of not less than 25% of the aggregate outstanding principal amount of the Controlling Notes; (iv) any failure to pay in full the outstanding principal balance of any Notes on or prior to the Note Final Scheduled Distribution Date; and (v) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the Trust indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. However, unless otherwise specified in the related Prospectus Supplement, the amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available to be deposited in the Note Distribution Account. Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the Note Final Scheduled Distribution Date for such class of Notes.

      Unless otherwise specified in the related Prospectus Supplement, if an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of not less than a majority in aggregate outstanding principal amount of the Controlling Notes may declare the principal of the Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of not less than a majority of the aggregate outstanding principal amount of such Controlling Notes.

      "Controlling Notes" means (i) if there is only one class of Notes, such class of Notes and (ii) if there is more than one class of Notes (a) all classes of the most senior class of Notes then outstanding voting together as a single class until such class of Notes have been paid in full, and (b) from and after the payment in full of such senior class of Notes then outstanding, all classes of the next most senior class of Notes voting together as a single class until such class of Notes have been paid in full.

      Unless otherwise specified in the related Prospectus Supplement, if the Notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party under the related Contracts, sell the related Contracts or elect to have the Trust maintain possession of such Contracts and continue to apply collections on such Contracts as if there had been no declaration of acceleration. Unless otherwise specified in the related Prospectus Supplement, the Indenture Trustee, however, is prohibited from selling the related Contracts following an Event of Default, unless (i) the holders of all the outstanding related Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding related Notes at the date of such sale, or (iii) the Indenture Trustee determines that the proceeds of the Contracts would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of not less than 66 2/3% of the aggregate outstanding principal amount of the Controlling Notes. Unless otherwise specified in the related Prospectus Supplement, following a declaration upon an Event of

Default that the Notes are immediately due and payable, (i) Noteholders will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances, and (ii) repayment in full of the accrued interest on and unpaid principal balances of the Notes will be made prior to any further payment of interest on the Certificates or in respect of the Certificate Balance (other than payments of the "Principal Liquidation Loss Amount" (as defined in the related Prospectus Supplement) and other payments from the Enhancement (if any) applicable to the Certificates).

      Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of such Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of not less than a majority in aggregate outstanding principal amount of the Controlling Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee and the holders of not less than a majority in aggregate outstanding principal amount of such Controlling Notes may, in certain cases, waive any past default with respect thereto, except a default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the holder of each Note.

      No holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in aggregate outstanding principal amount of the Controlling Notes have made written request of the Indenture Trustee to institute such proceeding, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for sixty days after its receipt of such notice, request and offer of indemnity failed to institute such proceeding, and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the holders of not less than a majority in aggregate outstanding principal amount of such Controlling Notes.

      If an Event of Default occurs and is continuing and if it is known to the Indenture Trustee, the Indenture Trustee will mail to each Noteholder notice of the Event of Default within ninety days after it occurs. Except in the case of a failure to pay principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as it determines in good faith that withholding the notice is in the interests of Noteholders.

      In addition, each Indenture Trustee and the related Noteholders, by accepting the related Notes, will covenant that they will not, for a period of one year and one day after the termination of the Indenture, institute against the Affiliated Owner, if any, the Company or the related Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

      Neither the Indenture Trustee in its individual capacity nor the Owner Trustee in its individual capacity, nor any holder of a Certificate including, without limitation, the Affiliated Owner (if any) or the Company, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of the related Trust contained in the Indenture.

      Certain Covenants. Unless otherwise specified in the related Prospectus Supplement, each Indenture will provide that the related Trust may not consolidate with or merge with or into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and timely payments upon the Notes and the performance or observance of every agreement and covenant of the Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Trust has been advised that the rating of the related Notes or Certificates then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation, (v) any action as is necessary to maintain the lien and security interest created by the Indenture shall have been taken, and (vi) the Trust has received an opinion of counsel to the effect that such consolidation or merger will have no material adverse tax consequences to the Trust or to any related Noteholder or Certificateholder.

      Unless otherwise specified in the related Prospectus Supplement, each Trust will covenant that it will not, among other things, (i) except as expressly permitted by the Indenture, the Purchase Agreements or the Trust Documents (collectively, the "Related Documents"), sell, convey, transfer, exchange or otherwise dispose of any of the assets of the Trust, (ii) claim any credit on or make any deduction from the principal or interest payable in respect of the related Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon the Trust,
(iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the related Indenture to be impaired or permit the lien of the Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any person to be released from any covenants or obligations with respect to the related Notes under such Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of the Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof.

      No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture or otherwise in accordance with the Related Documents.

      Annual Compliance Statement. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

      Indenture Trustee's Annual Report. The Indenture Trustee will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Trust to the Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported.

      Satisfaction and Discharge of Indenture. An Indenture will be discharged with respect to the assets of the Trust securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of such Notes.

      The Indenture Trustee. The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor trustee. The Servicer may also remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee and will be subject to any conditions or approvals, if any, specified in the related Prospectus Supplement.

      The Trust Documents will provide that the Servicer will pay the Indenture Trustee's fees. The Trust Documents will further provide that the Indenture
Trustee will be entitled to indemnification by the Servicer for, and will be held harmless against, any cost, loss, liability, claim, damage or expense incurred by the Indenture Trustee in connection with the acceptance or performance of the trusts and duties contained in the Indenture in accordance with the terms and conditions therein, not resulting from its own willful misfeasance, bad faith or gross negligence (other than by reason of a breach of any of its representations or warranties set forth in the Indenture).

      Trust Indenture Act. Each Indenture will comply with all applicable provisions of the Trust Indenture Act of 1939, as amended.

                                  ENHANCEMENT

      General. The Prospectus Supplement will specify whether there is Enhancement for any class of the Securities of a series and, if so, the material terms of such Enhancement. Any Enhancement may be intended (i) to enhance the likelihood of receipt by the Certificateholders, if any, and/or the Noteholders, if any, of the full amount of principal and interest due thereon and to decrease the likelihood that the Certificateholders, if any, and/or the Noteholders, if any, will experience losses, or (ii) to provide protection against changes in interest rates or against other risks, or (iii) to supplement the interest rate on the Contracts, in each case to the extent and under the conditions specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any Enhancement for a class of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal and interest thereon. If losses occur which exceed the amount covered by any Enhancement or which are not covered by any Enhancement, Securityholders will bear their allocable share of such losses. In addition, if a form of Enhancement covers more than one class of Securities of a series, Securityholders of any such class will be subject to the risk that such Enhancement will be exhausted by the claims of Securityholders of other classes.

      Subordination. Unless otherwise specified in the related Prospectus Supplement, the rights of Certificateholders to receive distributions of interest and principal are subordinated to the rights of Noteholders to receive payment in full of all amounts of interest and principal which the Noteholders are entitled to receive on the related Distribution Date. Consequently, unless otherwise specified in the related Prospectus Supplement, no distribution will be made to the Certificateholders on any Distribution Date in respect of (i) interest until the full amount of interest and principal on the Notes payable on such Distribution Date has been distributed to the Noteholders, other than payments from the applicable Enhancement, if any, and (ii) principal until the Notes have been paid in full, other than distributions in respect of the Principal Liquidation Loss Amount to the extent, if any, set forth in the related Prospectus Supplement.

      If and to the extent specified in the related Prospectus Supplement, the rights of one or more classes of Notes of a series to receive distributions of interest and principal may be subordinated to the rights of one or more other classes of Notes of the same series to receive payment in full of all amounts of interest and principal which are payable thereon on each Distribution Date.

      Other Enhancement. The amounts and types of credit or cash flow enhancement arrangements (each, an "Enhancement"), if any, with respect to each class of Securities will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, Enhancement may be in the form of a financial guaranty insurance policy, letter of credit, CIT Limited Guarantee, reserve fund, third party guarantee, cash collateral account, derivative product, credit facility, yield supplement agreement, overcollateralization, guaranteed investment contract, guaranteed rate agreement, other agreements with respect to third party payments or other support, or other form of credit or cash flow enhancement, or any combination thereof, as may be described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, Enhancement for a class of Securities of a series may cover one or more other classes of Securities in such series. Further information regarding providers of Enhancement, including financial information when material, will be included in the related Prospectus Supplement.

      Reserve Fund or Reserve Account. If so specified in the related Prospectus Supplement, an account (a "Reserve Fund" or "Reserve Account") may be established and funded by any combination of cash, one or more irrevocable letters of credit, Eligible Investments, one or more derivative products, amounts otherwise distributable to one or more classes of Securityholders or to the owners of any Retained Yield, or any other instrument satisfactory to the Rating Agency or Agencies. A Reserve Fund may be funded from the Available Amount remaining on each Distribution Date after all amounts then due have been paid to the Securityholders, the Servicer, and any provider of Enhancement. In addition, with respect to any series of Securities as to which Enhancement includes a letter of credit or a derivative product, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the letter of credit may be drawn by the Owner Trustee or the termination payment under a derivative product may be demanded by the Owner Trustee, and in each case deposited in a Reserve Fund. Funds in a Reserve Fund will be applied, invested and maintained in the manner and under the conditions specified in such

Prospectus Supplement. Amounts in a Reserve Fund may be distributed to Securityholders, applied to reimburse the Servicer for outstanding advances, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. In the event that a Reserve Fund is funded through the application of the Available Amount remaining on each Distribution Date after all amounts then due have been paid to the Securityholders, the Servicer and any provider of Enhancement, it may be referred to as a "Spread Account" or "Reserve Account." In the event that a Reserve Fund is applied to supplement the monthly interest payments on certain Contracts in the Contract Pool, it may be referred to as a "Yield Supplement Account." In the event that the Reserve Fund is funded through the proceeds of a loan to the Trust by a third party lender, it may be referred to as a "Cash Collateral Account." The related Prospectus Supplement will specify whether any Reserve Fund will be established as part of the Trust or held outside the Trust by a collateral agent or similar third party (who may be a Trustee acting in a different capacity). The related Prospectus Supplement will describe the required levels of funding of a Reserve Fund, the circumstances under which a Reserve Fund may be applied to make distributions on a class of Securities, and the circumstances in which funds in a Reserve Fund may be released to persons other than Securityholders. A Trust may contain more than one Reserve Fund, each of which may apply only to a specified class of Securities or to specified Contracts.

      The Seller or the Affiliated Owner, if any, may at any time, without consent of the Securityholders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Fund provided that
(i) the Rating Agency Condition is satisfied, (ii) the Seller or the Affiliated Owner, as the case may be, provides to the Trustees an opinion from independent counsel that such action will not cause the related Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes, and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by the Seller or the Affiliated Owner, as the case may be.

      Limited Guarantee. If specified in the related Prospectus Supplement, certain payments on a class of the Securities of a series, certain deficiencies in principal or interest payments on the Contracts, or certain liquidation losses on the Contracts, may be covered by a limited guarantee or other similar instrument (the "Limited Guarantee"), limited in scope and amount, issued by CIT. If not so specified, the Securityholders will have no recourse to CIT for any amounts due on the Securities. If so specified, CIT may be obligated to take one or more of the following actions in the event the Company fails to do so: make deposits to an account, make advances, or purchase defaulted Contracts. Any such Limited Guarantee will be limited in amount and a portion of the coverage of any such Limited Guarantee may be separately allocated to certain events. The scope, amount and, if applicable, the allocation of any Limited Guarantee will be described in the related Prospectus Supplement.

      Credit Facility. With respect to a series of Securities, one or more classes may be entitled to the benefit of one or more letters of credit, guarantees, limited guarantees, surety bonds or similar credit facilities (each, a "Credit Facility"). Each such Credit Facility may be in an amount greater than, equal to or less than the Certificate Balance of the Certificates of each class (or the principal balance of the Notes of each class) entitled to the benefits thereof, and may be subject to reduction or be limited as to duration, all as described in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, amounts realized under a Credit Facility supporting any class of Securities may be used for the same purposes as amounts on deposit in a Reserve Fund. A Credit Facility may be held by a Trustee as part of the related Trust or may be held by a collateral agent or other third party (who may be a Trustee acting in a different capacity). The related Prospectus Supplement will contain a description of the material terms of any Credit Facility and any arrangement pursuant to which the Credit Facility is held outside of the Trust and will state whether the Trust, the Seller, the Servicer or a third party will pay the fees of the provider of the Credit Facility (the "Credit Facility Provider"). Such Prospectus Supplement will also contain certain information concerning the Credit Facility Provider, which information will have been provided to the Seller by the Credit Facility Provider for use in such Prospectus Supplement. CIT, CITSF or an affiliate thereof may be a Credit Facility Provider.

      If specified in the related Prospectus Supplement, a Credit Facility, rather than guaranteeing distributions of particular amounts to the holders of Securities of particular classes, may, instead, guarantee certain collections on the related Contract Pool. These guaranteed collections may be attributable to all or a portion of the amounts due on Contracts in liquidation, all or a portion of the scheduled monthly payments due on the Contracts or other amounts.

The extent to which any such collections are guaranteed under a Credit Facility which functions in this manner will be described in the related Prospectus Supplement.

      Liquidity Facility. With respect to a series of Securities, one or more classes may be entitled to the benefit of one or more purchase agreements or other liquidity facilities (each, a "Liquidity Facility"), pursuant to which the provider of such Liquidity Facility (the "Liquidity Facility Provider") will provide funds to be used to purchase some or all of such Securities. Unless otherwise specified in the related Prospectus Supplement, a Liquidity Facility will be held outside of the Trust by a third party (which may be a Trustee acting in another capacity). The related Prospectus Supplement will contain a description of the material terms of any such Liquidity Facility and any arrangement pursuant to which it is held outside of the Trust, and will contain certain information concerning the Liquidity Facility Provider, which information will have been provided to the Seller by the Liquidity Facility Provider for use in such Prospectus Supplement. CIT, CITSF or an affiliate thereof may be a Liquidity Facility Provider. If specified in the related Prospectus Supplement, a Reserve Fund or Credit Facility may also serve as a Liquidity Facility.

      Replacement. If specified in the related Prospectus Supplement, the Seller may replace the Enhancement for any class of Securities with another form of Enhancement without the consent of Securityholders, provided the Rating Agency Condition is satisfied.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

Book-Entry Registration

      Unless otherwise specified in the related Prospectus Supplement, persons acquiring beneficial ownership interests in the Notes may hold their interests through DTC in the United States or Cedel or Euroclear in Europe and persons acquiring beneficial ownership interests in the Certificates may hold their interests through DTC. Unless otherwise specified in the related Prospectus Supplement, Securities will be registered in the name of Cede as nominee for DTC. Cedel and Euroclear will hold omnibus positions with respect to the Notes on behalf of Cedel Participants and Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's name on the books of their respective depositories (collectively, the "Depositories") which in turn will hold such positions in customers' securities accounts in the Depositories' names on the books of DTC.

      DTC is a  limited-purpose  trust company  organized  under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

      Security Owners who are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Securities may do so only through Participants or Indirect Participants (unless and until Definitive Securities are issued). In addition, Security Owners will receive all distributions of principal and interest on the Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Distribution Date because such payments will be forwarded by the Trustees on the Distribution Date to Cede, as nominee for DTC. DTC will forward such payments to its Participants which thereafter will forward them to Indirect Participants or Security Owners. It is anticipated that the only "Holder" or "Securityholder," as such terms are used herein, will be Cede, as nominee of DTC. Security Owners will not be recognized by the Trustees as Securityholders, as such term will be used, in the Trust Documents. Security Owners will only be permitted to exercise the rights of Securityholders or to
communicate  with  other   Securityholders
indirectly through DTC and its Participants which in turn will exercise their rights through DTC. Security Owners will not have access to the list of Security Owners of a series, which may impede the ability of Security Owners to communicate with each other. Security Owners will not receive or be entitled to receive Definitive Notes or Definitive Certificates representing their respective interests in the Securities, except under the limited circumstances described below and such other circumstances, if any, as may be specified in the related Prospectus Supplement.

      Transfers between Participants will occur in accordance with DTC Rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Due to time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participant on such business day. Cash received in Cedel or Euroclear as a result of sales of Securities by or through a Cedel Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

      Cross-market transfers between persons directly or indirectly holding Notes through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by its Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadline (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositories.

      With respect to any series of Securities, while the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC will be required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and Certificates and will be required to receive and transmit distributions of principal and interest on the Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the Securities will be similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

      Since DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, the ability of a Security Owner to pledge Notes or Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Securities, may be limited due to the lack of physical certificates for such Securities. Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

      Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

      The Euroclear System was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by the Brussels, Belgium Office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance Systems, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through, or maintain a custodial relationship with, a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a beneficial holder of Notes under the Indenture on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depository's ability to effect such actions on its behalf through DTC.

      Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Notes and Certificates only through Participants by instructing such Participants to transfer such Notes and
Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Securities Owners.

      DTC has advised the Company that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by a Securityholder under the Trust Documents only at the direction of one or more Participants to whose DTC accounts the Securities are credited. Additionally, DTC has advised the Company that it will take such actions with respect to specified percentages of a class of the Securities only at the direction of Participants whose holdings include principal amounts of the Securities that satisfy such percentages. DTC may take conflicting actions with respect to other principal amounts of the Securities to the extent that such actions are taken on behalf of Participants whose holdings include such principal amounts.

      NEITHER THE TRUST, THE SELLER, THE SERVICER, CIT, ANY AFFILIATED PURCHASER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, NOR ANY OF THE UNDERWRITERS WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY PARTICIPANTS, CEDEL PARTICIPANTS OR EUROCLEAR PARTICIPANTS OR SECURITY OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT, (2) THE PAYMENT BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY SECURITY OWNER IN RESPECT OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE SECURITIES, (3) THE DELIVERY BY ANY PARTICIPANT, CEDEL PARTICIPANT OR EUROCLEAR PARTICIPANT OF ANY NOTICE TO ANY SECURITY OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE OR THE TRUST DOCUMENTS TO BE GIVEN TO SECURITYHOLDERS OR (4) ANY OTHER ACTION TAKEN BY DTC AS THE SECURITYHOLDER.

Definitive Securities

      With respect to any series of Securities, unless otherwise specified in the related Prospectus Supplement, the Notes and Certificates will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates," respectively, and, together "Definitive Securities") to Security Owners or their nominees, rather than to DTC or its nominee, only if (i) the Servicer advises the Trustees in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to the Securities and the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or an Event of Termination, Note Owners or Certificate Owners representing in the aggregate not less than a majority of the outstanding principal balance of the Notes of a series or the Certificate Balance of the Certificates of a series advise DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of such Note Owners or Certificate Owners.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the related Trustees are required to notify DTC of the availability of Definitive Securities. Upon surrender by DTC of the global notes and global certificates representing the Notes and Certificates of a series and instructions for re-registration, the Trustees will issue the Notes of a series as Definitive Notes and the Certificates of a series as Definitive Certificates, and thereafter the Trustees will recognize the holders of such Definitive Notes and Definitive Certificates as Noteholders and Certificateholders, respectively, under the Trust Documents ("Noteholders" and "Certificateholders" respectively, and together "Securityholders" or "Holders").

      Unless otherwise specified in the related Prospectus Supplement, distributions of principal of the Securities and interest on the Securities thereafter will be made by the related Trustees directly to Holders in accordance with the procedures set forth herein and in the Trust Documents. Distributions of principal and interest on each Distribution Date will be made to Holders in whose names the Definitive Securities were registered on the Record Date. Such distributions will be made by check mailed to the address of such Holder as it appears on the register maintained by such Trustees or other person appointed pursuant to the Trust Documents. The final payment on any Securities, however, will be made only upon presentation and surrender of such Note or Certificate at the office or agency specified in the notice of final distribution to Holders.

      Unless otherwise specified in the related Prospectus Supplement, Definitive Securities will be transferable and exchangeable at the offices of the related Trustees. No service charge will be imposed for any registration of transfer or exchange, but such Trustees may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

      Unless otherwise specified in the related Prospectus Supplement, if Definitive Certificates have been issued, the related Owner Trustee will, upon written request by three or more Certificateholders or by holders of Certificates evidencing not less than 25% of the Certificate Balance, within five Business Days after receipt of such request, afford such Certificateholders access during normal business hours to the current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under the Purchase Agreements and the Trust Documents provided such Certificateholders (i) state that they wish to communicate with other Certificateholders with respect to their rights under the Purchase Agreements, the Trust Documents or the Certificates and (ii) provide the Owner Trustee and the Servicer with a copy of the proposed communication. The Purchase Agreements and Trust Documents will not provide for the holding of any annual or other meetings of Certificateholders.

      Unless otherwise specified in the related Prospectus Supplement, if Definitive Notes have been issued, the Indenture Trustee will, upon written request by three or more Noteholders within five Business Days after receipt of such request, afford such Noteholders access during business hours to the current list of Noteholders for purposes of communicating with other Noteholders with respect to their rights under the Indenture provided such Noteholders (i) state that they wish to communicate with other Noteholders with respect to their rights under the Indenture and (ii) provide the Indenture Trustee and the Servicer with a copy of the proposed communication. The Indenture will not provide for the holding of any annual or other meetings of Noteholders.

Statements to Securityholders

      On each Distribution Date, the Servicer will prepare and provide to the Trustees a statement, to be delivered on the Distribution Date to each Securityholder. Unless otherwise specified in the related Prospectus Supplement, the statement will set forth at least the following information for the related Due Period:

            (i)  the  amount  of  collections   on  the  Contracts   during  the
      immediately preceding Due Period;

            (ii) the Available Amount for payment of all amounts distributable in respect of the Securities and the Servicer Payment;

            (iii) the amount of the distribution allocable to principal of the Notes (if applicable) and to the Certificate Balance of the Certificates (if applicable), including any overdue principal;

            (iv) the amount of the distribution allocable to interest on or with respect to each class of Securities, including any overdue interest;

            (v) the Pool Balance, the Note Pool Factor (if applicable) and the Certificate Pool Factor (if applicable) as of the end of the related Due Period;

            (vi) the Servicer Payment for such Distribution Date;

            (vii) the amount of Monthly Advances and Non-Reimbursable Payments, if any, on such date;

            (viii) the amount, if any, withdrawn from any Enhancement (if applicable) and distributed to the Securityholders with respect to such Distribution Date;

            (ix) the amount available under any Enhancement (if applicable), after giving effect to any deposit to or withdrawal from the Enhancement with respect to such Distribution Date, and such amount expressed as a percentage of the Pool Balance;

            (x) the aggregate principal balance of all Contracts which were delinquent 30, 60 and 90 days or more as of the last day of the related Due Period;

            (xi) the amount of investment earnings, net of losses and investment expenses, on amounts on deposit in the Collection Account;

            (xii) during the Funding Period, if any, the amount of funds on deposit in the Pre-Funding Account;

            (xiii) during the Funding Period, if any, the number and aggregate principal balance of Subsequent Contracts;

            (xiv) during the Funding Period, if any, the number and aggregate principal balance of Subsequent Contracts purchased by the Trust since the preceding Distribution Date;

            (xv) during the Funding Period, if any, the amount, if any, withdrawn from the Capitalized Interest Account, if any, to make payments of interest on the Securities;

            (xvi) during the Funding Period, if any, the amount remaining on deposit in the Capitalized Interest Account, if any;

            (xvii) during the Funding Period, if any, the amount of investment earnings, net of losses and investment expenses, on amounts on deposit in the Pre-Funding Account;

            (xviii) during the Funding Period, if any, the amount of investment earnings, net of losses and investment expenses, on amounts on deposit in the Capitalized Interest Account, if any;

            (xix) on the Distribution Date immediately following the end of the Funding Period (or if the Funding Period ends on a Distribution Date on such Distribution Date), if any, the aggregate principal amount and percentage of each of the Notes, if any, and Certificates, if any, which are being redeemed;

            (xx) the aggregate principal balance of all Contracts which became either "Defaulted Contracts" or "Liquidated Contracts" (as defined in the related Prospectus Supplement) during the related Due Period (if the related Prospectus Supplement includes definitions of such term or terms);

            (xxi) the number and aggregate principal amount of Contracts which were prepaid, in part or in whole, during the related Due Period;

            (xxii) the aggregate outstanding principal balance of the Notes (if applicable) as of such Distribution Date (after giving effect to any distributions thereon and reductions thereto on such Distribution Date);

            (xxiii)  the   Certificate   Balance  (if  applicable)  as  of  such
      Distribution Date (after giving effect to any distributions on such Distribution Date);

            (xxiv) the amount, if any, by which the amount due to be distributed to Noteholders (if applicable) and Certificateholders (if applicable) exceeds the actual amount distributed on the related Distribution Date to Noteholders (if applicable) and Certificateholders (if applicable), respectively;

            (xxv) if applicable, the amount of surplus to be distributed to the Affiliated Owner, if any, after all payments have been made in respect of the Securities, the Servicer Payment has been paid and all deposits to any Reserve Fund and payments to a Credit Facility Provider have been made;

            (xxvi) if applicable, the balance of the Paid-Ahead Account; and

            (xxvii) such other information as may be specified in the related Prospectus Supplement.

      If a Limited Guarantee is issued by CIT with respect to a series of Securities, the monthly and annual reports will include a statement to the following effect: CIT is subject to the requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. As a result of the limited guarantee by CIT, information relating to CIT which is material will be available through such reports and other information.

      Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law (where applicable law specifies such date), the Servicer will mail to each person who at any time during such calendar year shall have been a Securityholder, and received any payment on its Security, a statement containing the relevant amounts described above for such calendar year for the purposes of such Securityholder's preparation of federal income tax returns. See "Certain Federal Income Tax Consequences."

      Unless and until Definitive Certificates or Definitive Notes are issued, such reports with respect to a series of Securities will be sent on behalf of the related Trust to the Trustees and Cede, as registered holder of the Certificates and the Notes and the nominee of DTC. Certificate Owners and Note Owners may receive copies of such reports upon written request, together with a certification that they are Certificate Owners or Note Owners, as the case may be, and payment of reproduction and postage expenses associated with the distribution of such reports, from the Owner Trustee or the Indenture Trustee, as applicable. See "--Statements to Securityholders" and "--Book-Entry Registration" above.

                THE PURCHASE AGREEMENTS AND THE TRUST DOCUMENTS

      Unless otherwise specified in the related Prospectus Supplement, the following summary describes certain terms of the Purchase Agreement and any Subsequent Purchase Agreement (together, the "Purchase Agreements") and the Sale and Servicing Agreement, any Subsequent Transfer Agreements and the Trust Agreement or the Pooling and Servicing Agreement (collectively, the "Trust Documents"). Forms of the Purchase Agreements and the Trust Documents have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. CITSF will provide a copy of such agreements (without exhibits) upon request to a holder of Securities described therein. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Purchase Agreements and the Trust Documents, and the following summary will be supplemented in whole or in part by the related Prospectus Supplement. Where this summary refers to particular provisions or terms used in the Purchase Agreements or Trust Documents, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary.

Sale and Assignment of the Contracts

      On or prior to the Closing Date for a series of Securities and on each Subsequent Transfer Date, if any, pursuant to the Purchase Agreement or a Subsequent Purchase Agreement, as the case may be, between CITSF and the Company, CITSF will sell and assign to the Company, without recourse, its entire interest in and to the Initial Contracts and Subsequent Contracts, respectively, including its security interests in the related Financed Vehicles. On the Closing Date and each Subsequent Transfer Date, the Company will sell and assign to the Trust, without recourse, all of its right, title and interest in and to such Contracts, including its security interests in the Financed Vehicles. Unless otherwise specified in the related Prospectus Supplement, certain of the Contracts will be purchased by CITSF from CITCF-NY before they are sold to the Company. Each Contract will be identified in a schedule appearing as an exhibit to the relevant Purchase Agreement and the Trust Documents (the "List of Contracts") which includes, among other things, the Contract Rate, Initial Cut-off Date Principal Balance and date of the last scheduled payment for each Contract. The Owner Trustee or its designated agent will, concurrently with the sale and assignment of the Initial Contracts to the Trust, execute, authenticate and deliver the Securities, to the Company in exchange for the Initial Contracts. The Company will sell all or a portion of the Securities to the Underwriters.

      CITSF will make certain representations and warranties in the Trust Documents with respect to each Initial Contract as of the Closing Date, including, unless otherwise specified in the related Prospectus Supplement, that
(i) as of the Initial Cut-off Date, the most recent scheduled payment of principal and interest was made by or on behalf of the related Obligor or was not delinquent more than thirty days; (ii) no provision of a Contract has been waived, altered or modified in any respect, except by instruments or documents contained in the Contract File; (iii) each Contract is a legal, valid and binding obligation of the related Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally); (iv) no Contract is or will be subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the knowledge of CITSF, no such right has been asserted with respect to any Contract; (v) the Obligor on each Contract is required to maintain physical damage insurance covering the related Financed Vehicle in accordance with CITSF's normal requirements or, if the related Financed Vehicle is not so covered by an Obligor's insurance, it is covered by a blanket insurance policy maintained by CITSF or the Servicer; (vi) neither CITSF nor the Servicer has obtained Force-Placed Insurance with respect to any Contract; (vii) no Contract was originated in or is subject to the laws of any jurisdiction whose laws would prohibit (A) the transfer of the Contract to the Company under the Purchase Agreements, (B) the transfer of the Contract to the Trust pursuant to the Trust Documents, or (C) the ownership of the Contracts by the Trust; (viii) each Contract complies with all requirements of law in all material respects; (ix) no Contract has been satisfied, subordinated in whole or in part or rescinded, and no Financed Vehicle has been released from the security interest of the related Contract in whole or in part; (x) each Contract creates a valid and enforceable first priority security interest in favor of CITSF, CITCF-NY or the related Dealer in the Financed Vehicle covered thereby (which security interest, if in favor of the related Dealer or CITCF-NY, has been assigned to CITSF), such security interest has been assigned by CITSF to the Company and by the Company to the Trust, and all necessary action with respect to such Contract has been taken to perfect the security interest in the related Financed Vehicle in favor of CITSF or CITCF-NY; (xi) all parties to each Contract had capacity to execute such Contract; (xii) no Contract has been sold, assigned or pledged by CITSF to any person other than the Company (or by the Company to any person other than the Trust) and, prior to the transfer of the Contracts by CITSF to the Company and the transfer of the Contracts by the Company to the Trust, CITSF or the Company, respectively, had good and marketable title to each Contract, free and clear of any lien, encumbrance, equity, loan, pledge, charge, claim or security interest, and was the sole owner and had full right to transfer such Contract to the Company and the Trust, respectively; (xiii) as of the Initial Cut-off Date, there was no default, breach, violation or event permitting acceleration under any Contract, and no event which with notice and/or the expiration of any grace or cure period would constitute a default, breach, violation or event permitting acceleration under such Contract (except for payment delinquencies permitted by clause (i) above), and CITSF has not waived any of the foregoing (except for payment delinquencies permitted by clause (i) above); (xiv) there are no liens or claims which have been filed for work, labor or materials affecting a Financed Vehicle securing a Contract, which are or may be liens prior to or equal or coordinate with the security interest of the Contract; (xv) each Contract is a fully-amortizing loan with interest at the stated Contract Rate and provides for level payments over the term of such Contract; (xvi) each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security (except as may be limited by creditors' rights generally); (xvii) the description of each Contract set forth in the List of Contracts is true and correct as of its date; (xviii) no Obligor is the United States of America or any state or any agency, department, instrumentality or political subdivision thereof; (xix) if the Obligor is in the military (including an Obligor who is a member of the National Guard or is in the reserves) and the Contract is subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Soldiers' and Sailors' Civil Relief Act"), or the California Military Reservist Relief Act of 1991 (the "Military Reservist Relief Act"), such Obligor has not made a claim to CITSF that (A) the amount of interest on the Contract should be limited to 6% pursuant to the Soldiers' and Sailors' Civil Relief Act during the period of such Obligor's active duty status, or (B) payments on the Contract should be delayed pursuant to the Military Reservist Relief Act, in either case unless a court has ordered otherwise upon application of CITSF; (xx) there is only one original executed copy of each Contract, which, immediately prior to the execution of the Trust Documents, was in the possession of CITSF; (xxi) the Contract is "chattel paper" as defined in the New Jersey UCC; (xxii) the Contract satisfies the selection criteria set forth in the related Prospectus Supplement; (xxiii) all of the right, title and interest of CITSF, the Company and, if applicable, CITCF-NY in the Contract has been validly sold, transferred and assigned to the Trust and all filings necessary to evidence such sale, transfer and conveyance have been made in all appropriate jurisdictions; and (xxiv) no adverse selection procedure was utilized in selecting the Contracts for sale by CITSF to the Company.

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will require CITSF to make on each Subsequent Transfer Date the same representations and warranties with respect to each individual Subsequent Contract as it is required to make with respect to each Initial Contract sold to the Trust except that each such representation and warranty shall be made as of the Subsequent Cut-off Date relating to such Subsequent Contract. In addition, no Subsequent Contract will be sold to the Trust on a Subsequent Transfer Date unless such Subsequent Contract satisfies the criteria described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Subsequent Financed Vehicles will consist of motor homes, travel trailers and other types of recreation vehicles.

      Unless otherwise specified in the related Prospectus Supplement, under the terms of the Trust Documents and subject to certain conditions specified in the Trust Documents, CITSF will be obligated to repurchase from the Trust for the Purchase Price (as defined below) any Contract (a "Repurchased Contract") not later than ninety days after CITSF becomes aware, or eighty-five days after CITSF's receipt of written notice from a Trustee or the Servicer, of a breach of any representation or warranty by CITSF in the Trust Documents that materially and adversely affects the Trust's interest in such Contract if such breach has not been cured. CITSF shall effect such repurchase from the Trust by depositing the Purchase Price for such Contract in the Collection Account on the Deposit Date immediately following the determination that such Purchase Price is owed. Unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" for any Contract will be the remaining principal amount outstanding on such Contract on the date of repurchase, plus thirty days' interest thereon in an amount equal to the sum of (i) the product of (A) one-twelfth of the weighted average of the Pass-Through Rate and the Interest Rate and (B) the remaining principal amount outstanding (without giving effect to any reductions thereof for unrecoverable Monthly Advances) on the Contract, and (ii) accrued and unpaid Servicing Fees thereon at the Servicing Fee Rate to the date of such repurchase. Upon such repurchase, the Trust shall transfer all right, title and interest in the Contract to CITSF, free and clear of the lien of the applicable Trust Documents. Unless otherwise specified in the related Prospectus Supplement, this repurchase obligation constitutes the sole remedy available to the Trust and the Securityholders for a breach of a representation and warranty under the Trust Documents with respect to the Contracts (but not with respect to any other breach by CITSF of its obligations under the Trust Documents).

      Unless otherwise specified in the related Prospectus Supplement, CITSF, the Company and the Trust will treat each of the transfers of the Contracts from CITSF to the Company and from the Company to the Trust as a sale. As a result of the sale of the Contracts by CITSF to the Company and by the Company to the Trust, the Contracts should not be part of the assets of either CITSF or the Company and should not be available to their respective creditors. However, in the event of the insolvency of CITSF or the Company, it is possible that a trustee in bankruptcy, conservator or receiver for, or a creditor of, CITSF or the Company, as the case may be, may assert that the transaction between CITSF and the Company or between the Company and the Trust, as the case may be, was a pledge of the Contracts to secure a loan, rather than a true sale. This position, if asserted, could prevent timely receipt by the Trust of payments of amounts due on the Contracts and, if accepted by a court, may result in delays or reductions in distributions of principal and interest on the Securities. Since the Contracts will remain in CITSF's possession and will not be stamped or otherwise marked to reflect the sale and assignment to the Trust, the Trust's interest in the Contracts could be defeated if a subsequent purchaser were to take physical possession of the Contracts without knowledge of the sale and assignment. See "Certain Legal Aspects of the Contracts."

      If specified in the related Prospectus Supplement, the terms of the sale of some or all of the Contracts from CITSF or the Seller or both to the related Trust may provide for the retention by CITSF or the Seller or both, as the case may be, of the right to receive a portion of the interest accruing thereon (the "Retained Yield").

Custody of Contract Files

      Unless otherwise specified in the related Prospectus Supplement, to reduce administrative costs, each Trust will appoint CITSF as initial custodian of the Contracts. Prior to the appointment of any custodian other than CITSF, the Trust and such proposed successor custodian specified in the related Prospectus Supplement shall enter into a custodian agreement pursuant to which such successor custodian will agree to hold the Contract Files on behalf of the related Trust. Any such custodian agreement may be terminated by the Trust on thirty days' notice to such successor custodian.

      Unless otherwise specified in the related Prospectus Supplement, to facilitate servicing and reduce administrative costs, the documents will not be physically segregated from other similar documents which are in CITSF's possession. UCC financing statements will be filed in New Jersey and Oklahoma reflecting the sale and assignment of the Contracts to the Owner Trustee, and CITSF's accounting records and computer systems will also reflect such sale and assignment. The Contracts will not be stamped or otherwise marked to reflect the transfer of the Contracts by CITSF to the Company and by the Company to the Trust, and will not be segregated from the other installment sale contracts of CITSF. The Obligors under the Contracts will not be notified of the transfer of the Contracts to the Company or to the Trust. If, through inadvertence or otherwise, any of the Contracts were sold to another party (or a security interest therein were granted to another party) that purchased (or took such security interest
in) any of such Contracts in the ordinary course of its business and took possession of such Contracts, the purchaser (or secured party) would acquire an interest in the Contracts superior to the interest of the related Trust if the purchaser (or secured party) acquired (or took a security interest in) the Contracts for new value and without actual knowledge of such Trust's interest. See "Certain Legal Aspects of the Contracts."

Accounts

      For each Trust, the Servicer will establish and maintain with a Trustee one or more accounts, in the name of such Trustee on behalf of the Securityholders (the "Collection Account"), into which all payments made (after the Initial Cut-off Date or the Subsequent Cut-off Date, as applicable) on or with respect to the Contracts in the related Contract Pool will be deposited by the Servicer. See "--Collections." The Servicer will establish and maintain with a Trustee (or its designated agent) an account in the name of such Trustee on behalf of the Certificateholders, if any, into which amounts released from the Collection Account and any Enhancement for payment to the Certificateholders will be deposited and from which distributions to the Certificateholders will be made (the "Certificate Distribution Account"). The Servicer will establish and maintain with the Indenture Trustee (or its designated agent) an account in the name of the Indenture Trustee on behalf of the Noteholders, if any, into which amounts released from the Collection Account and from any Enhancement for payment to the Noteholders will be deposited and from which distributions to the Noteholders will be made (the "Note Distribution Account"). If the related Prospectus Supplement provides that the Contract Pool contains Precomputed Contracts, the Servicer will establish and maintain with a Trustee (or its designated agent) an account in the name of such Trustee on behalf of the Securityholders, into which early payments by or on behalf of Obligors on Precomputed Contracts which do not constitute scheduled payments, full prepayments or certain partial prepayments that result in a reduction of an Obligor's periodic payment below the scheduled payment as of the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, will be deposited (the "Paid-Ahead Account").

      Amounts held in the Certificate Distribution Account and in such other accounts as may be specified in the related Prospectus Supplement will not be available to make payments of amounts due on the Notes, if any, and will not be pledged to the Indenture Trustee as collateral security for the Notes.

      Each Account will be an Eligible Account maintained with the Owner Trustee, the Indenture Trustee and/or other depository institutions. "Eligible Account" means any account which is (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a "segregated trust account" maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of a Trustee, which depository institution or trust company has capital and surplus (or, if such depository institution or trust company is a subsidiary of a bank holding company system, the capital and surplus of the bank holding company) of not less than $50,000,000 and the securities of such depository institution (or, if such depository institution is a subsidiary of a bank holding company system and such depository institution's securities are not rated, the securities of the bank holding company) have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating assigned to the Securities of such series, as confirmed in writing by each Rating Agency. "Eligible Institution" means any depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund (currently administered by the Federal Deposit Insurance Corporation), whose short-term deposits have been rated in one of the two highest rating categories or such other rating category as will not adversely affect the ratings assigned to the Securities of such series.

      Unless otherwise specified in the related Prospectus Supplement, all amounts held in each of the accounts established by the Servicer on behalf of a Trust shall be invested in Eligible Investments that mature not later than the Business Day preceding the Distribution Date next succeeding the date of investment. "Eligible Investments" are limited to investments, specified in the applicable Trust Documents, which meet the criteria of each Rating Agency from time to time as being consistent with their then-current ratings of the Securities. Investment earnings on amounts on deposit in the Collection Account, Paid-Ahead Account, if any, Certificate Distribution Account, if any, Note Distribution Account, if any, and any cash collateral account will not be available to make payments on the Securities, unless otherwise specified in the related Prospectus Supplement.

Servicing Procedures

      The Servicer will make reasonable efforts, consistent with the customary servicing practices and procedures employed by the Servicer with respect to Contracts owned or serviced by it, to collect all payments due with respect to the Contracts and, in a manner consistent with the Trust Documents, will continue such normal collection practices and procedures as it follows with respect to comparable recreation vehicle installment sale contracts that it services for itself and others. See "Certain Legal Aspects of the Contracts." The Servicer may sell the related Financed Vehicle securing a defaulted Contract at a public or private sale, or take any other action permitted by applicable law. See "Certain Legal Aspects of the Contracts." The proceeds of such realization (net of expenses) will be deposited in the Collection Account.

      Unless otherwise specified in the related Prospectus Supplement, the Servicer shall keep in force throughout the term of the Trust Documents (i) a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by the Trust Documents and (ii) a fidelity bond. Such policy or policies and such fidelity bond shall have such deductibles, and be in such form and amount as is generally customary among persons which service a portfolio of recreation vehicle contracts having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

Purchase By the Servicer

      A breach of certain covenants made by the Servicer in the Trust Documents that materially and adversely affects the Trust's interest in any Contract, will require the Servicer to purchase such Contract for the Purchase Price, unless such breach is cured within the period specified in the Trust Documents. Unless otherwise specified in the related Prospectus Supplement, such covenants will obligate the Servicer not to, except as permitted by the Trust Documents and in accordance with the terms of such Contract and applicable law, (i) release the Financed Vehicle securing such Contract from the security interest granted by such Contract, (ii) impair the rights of the Trust in such Contract or take any action inconsistent with the Trust's ownership of such Contract, (iii) increase the number of payments under such Contract, nor increase the principal amount of such Contract which is used to finance the purchase price of the related Financed Vehicles, nor extend or forgive payments on such Contract, (iv) fail to comply with the provisions of any insurance policy covering such Contract, if the failure to comply would impair the protection or benefit to be afforded by such insurance policy, and (v) fail to obtain and maintain any license, permit or other approval required by any federal or state law in order for the Trust to own any Contract or to exercise the rights under any Contract or the Trust Documents.

Optional Repurchases

      Unless otherwise specified in the related Prospectus Supplement, the Servicer will have the right and the option, but not the obligation, to purchase for its own account any Contract which becomes delinquent, in whole or in part, as to four consecutive monthly installments or any Contract as to which enforcement proceedings have been brought by the Servicer. The purchase price for any such Contract is equal to the Purchase Price thereof, which purchase price shall be delivered to the Owner Trustee.

Modification of Contracts

      Consistent with its customary servicing practices and procedures, the Servicer may, in its discretion, arrange with an Obligor to defer, reschedule, extend or modify the payment schedule of a Contract or otherwise to modify the terms of a Contract provided that (i) the maturity of such Contract would not extend beyond the 180th day prior to the latest Final Scheduled Distribution Date of any Security and (ii) the deferral, rescheduling, extension or other modification of the terms of the Contract would not constitute a cancellation of such Contract and the creation of a new installment sales contract.

Removal of Contracts

      Except as otherwise specified herein or in the related Prospectus Supplement, neither the Seller nor the Servicer will have the right to remove any Contracts from the Contract Pool after the Closing Date. In certain circumstances CITSF or the Servicer may have the obligation to repurchase, or CITSF may have the option to purchase, a Contract from the Trust, but all such repurchases or purchases will be made at the Purchase Price.

Paid-Ahead Precomputed Contracts

      Early payments by or on behalf of Obligors on Paid-Ahead Precomputed Contracts which do not constitute scheduled payments, full prepayments, or certain partial prepayments that result in a reduction of the Obligor's periodic payment below the scheduled payment as of the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, will be deposited into the Paid-Ahead Account until such time as the paid-ahead payment becomes due. Until such time as payments are transferred from the Paid-Ahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to the Securityholders. Unless otherwise specified in the related Prospectus Supplement, paid-ahead amounts with respect to Paid-Ahead Precomputed Contracts may be retained by the Servicer until the applicable Deposit Date so long as the requirements for monthly deposits as described under "-Collections" are met.

Servicing Compensation


      With respect to each series of the Securities, the Servicer will be entitled to receive, out of collections on the Contracts, a monthly fee (the "Servicing Fee") for each Due Period, payable on the following Distribution Date, equal, unless otherwise specified in the related Prospectus Supplement, to the sum of (i) one-twelfth of the product of the percentage specified in the related Prospectus Supplement (the "Servicing Fee Rate") and the Pool Balance as of the first day of the related Due Period (or, in the case of the first Distribution Date, as of the Initial Cut-off Date) and (ii) any investment earnings (net of investment expenses and losses) on amounts on deposit in the Collection Account, the Paid-Ahead Account, if any, the Note Distribution Account, if any, and the Certificate Distribution Account, if any; provided, however, that the Servicing Fee Rate applicable to a Trust may be increased to a rate (or maximum rate) specified in the related Prospectus Supplement if CITSF or an affiliate thereof is not the Servicer. Payments to the Servicer of such amounts will compensate the Servicer for performing the functions of a third party servicer of recreation vehicle contracts as an agent for the Trust, including collecting and posting all payments, responding to inquiries of Obligors, investigating delinquencies, reporting federal income tax information to Obligors, monitoring the collateral in cases of Obligor default and handling the foreclosure or other liquidation of the Financed Vehicle in appropriate instances (subject to reimbursement of its expenses incurred in connection with such foreclosure, liquidation or other realization on the Contracts).


      The Servicing Fee also will compensate the Servicer for administering the Contracts, including reimbursing the Servicer for accounting for collections, furnishing monthly and annual statements to the Owner Trustee with respect to distributions and generating federal income tax information. The Servicing Fee also will compensate the Servicer for accounting fees, outside auditor fees and data processing costs incurred in connection with administering and servicing the Contracts.

Collections

      With respect to each series of the Securities, the Servicer will deposit all payments on or with respect to the Contracts and all proceeds of Contracts collected during each Due Period into the Collection Account or the Paid-Ahead Account, as applicable, not later than two Business Days after receipt. Notwithstanding the foregoing, unless otherwise specified in the related Prospectus Supplement, the Servicer may make such deposits into the Collection Account or the Paid-Ahead Account, as applicable, monthly on the Deposit Date following the last day of each Due Period, provided that (i) the Servicer or the direct or indirect parent of the Servicer has and maintains a short-term debt rating of at least A-1 by Standard & Poor's (if it is a Rating Agency for the series of Securities), and a short-term debt rating of at least P-1 by Moody's Investors Service (if it is a Rating Agency for the series of Securities) (the "Required Servicer Ratings"), or (ii) the Servicer obtains a letter of credit, surety bond or insurance policy (the "Servicer Letter of Credit") as will be provided for in the related Trust Documents, under which demands for payment may be made to secure timely remittance of monthly collections to the Collection Account or the Paid-Ahead Account, as applicable, and, in the case of clause (ii) above, the Trustees are provided with a letter from each Rating Agency to the effect that the utilization of such alternative remittance schedule will not result in a qualification, reduction or withdrawal of its then-current rating of the Securities. As of the date of this Prospectus, CITSF, as Servicer, will be permitted to remit collections to the Collection Account and the Paid-Ahead Account, as applicable, on a monthly basis by virtue of clause (i) above. In the event that the Servicer is permitted to make remittances of collections to the Collection Account and the Paid-Ahead Account, if any, on a monthly basis pursuant to satisfaction of clause (ii) above, the Trust Documents will be modified, to the extent necessary, without the consent of any Securityholder. Pending such a monthly deposit into the Collection Account and the Paid-Ahead Account, if any, collections on the Contracts may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. See "Risk Factors--Risk of Commingling."


      CITSF or the Servicer, as the case may be, will remit the aggregate Purchase Price of any Contracts to be purchased from the Trust into the Collection Account on or before the next succeeding Deposit Date.

      Unless otherwise specified in the related Prospectus Supplement, the Servicer will not be required to deposit in the Collection Account or the Paid-Ahead Account, as applicable, amounts relating to the Contracts attributable to the following: (a) amounts received with respect to each Contract (or property acquired in respect thereof) which has been purchased by CITSF or the Servicer pursuant to the Trust Documents, (b) net investment earnings on funds deposited in the Collection Account, the Paid-Ahead Account, if any, the Note Distribution Account, if any, and the Certificate Distribution Account, if any, (c) amounts to be reimbursed to the Servicer in respect of nonrecoverable Monthly Advances, (d) amounts received in respect of the amounts, if any, of insurance premiums added to the principal balance of a Contract after the Initial Cut-off Date for each such Initial Contract, or after the related Subsequent Cut-off Date for each such Subsequent Contract, (e) amounts received as liquidation proceeds, to the extent the Servicer is entitled to reimbursement of liquidation expenses related thereto, and (f) repossession profits on liquidated Contracts.

Monthly Advances

      Unless otherwise specified in the related Prospectus Supplement, with respect to each Contract as to which there has been a Payment Shortfall during the related Due Period, the Servicer shall advance funds in the amount of such Payment Shortfall (each, a "Monthly Advance"), but only to the extent that the Servicer, in its good faith judgment, expects to recover such Monthly Advance from subsequent collections on such Contract made by or on behalf of the obligor thereunder (the "Obligor") (but only to the extent of expected interest collections in the case of a Simple Interest Contract), or from net liquidation proceeds or insurance proceeds with respect to such Contract. The Servicer shall be reimbursed for any Monthly Advance from subsequent collections with respect to such Contract. If the Servicer determines in its good faith judgment that an unreimbursed Monthly Advance shall not ultimately be recoverable from such collections, the Servicer shall be reimbursed for such Monthly Advance from collections on all Contracts. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. Unless otherwise specified in the related Prospectus Supplement, the Servicer will not make a Monthly Advance in respect of (i) the principal component of any scheduled payment on a Simple Interest Contract, or (ii) a Payment Shortfall arising from a Contract which has been prepaid in full or which has been subject to a Relief Act Reduction during the related Due Period.


      Unless otherwise specified in the related Prospectus Supplement, "Payment Shortfall" means (i) with respect to any Simple Interest Contract and any Distribution Date, the excess of (A) the product of (1) one-twelfth of the Contract Rate of such Contract and (2) the outstanding principal amount of such Contract as of the first day of the related Due Period (or, in the case of the first Due Period ending after the Contract was acquired by the related Trust, as of the Initial Cut-off Date or the Subsequent Cut-off Date, as the case may be) over (B) the amount of interest, if any, collected on such Contract during the related Due Period and (ii) with respect to any Precomputed Contract and any Distribution Date, the excess of (A) the scheduled payment due on such Contract during the related Due Period, over (B) the amount collected on such Contract (including any amounts allocated from the Paid-Ahead Account with respect to such Due Period) during the related Due Period.

      Unless otherwise specified in the related Prospectus Supplement, the Servicer will remit any Monthly Advance with respect to each Due Period into the Collection Account not later than the Deposit Date following the Due Period.

Non-Reimbursable Payment

      When a payment of principal is made on or in respect of a Simple Interest Contract, interest is paid on the unpaid principal balance of such Contract only to the date of such payment. If and to the extent specified in the related Prospectus Supplement, with respect to each Contract as to which there has been a Payment Shortfall with respect to interest in the related Due Period arising from either a prepayment in full of such Contract or a Relief Act Reduction in respect of such Contract during such Due Period, the Trust Documents will require the Servicer to deposit into the Collection Account on the Business Day immediately preceding the following Distribution Date, without the right of subsequent reimbursement, an amount equal to such Payment Shortfall (a "Non-Reimbursable Payment"). If the related Prospectus Supplement does not specify that the Servicer will make Non-Reimbursable Payments, the Servicer will not be obligated to make such payments with respect to the Trust.

Distributions

      With respect to each Trust, on or before each Determination Date, the Servicer will make a determination and inform the Trustees of the following amounts with respect to the preceding Due Period: (i) the aggregate amount of collections on the Contracts; (ii) the aggregate amount of Monthly Advances to be remitted by the Servicer (if any); (iii) the aggregate Purchase Price of Contracts to be purchased by CITSF or the Servicer (if any); (iv) if applicable, the aggregate amount to be distributed as principal and interest on the Notes on the related Distribution Date; (v) if applicable, the aggregate amount to be distributed as principal and interest on the Certificates on the related Distribution Date; (vi) the Servicing Fee; (vii) the aggregate amount of Non-Reimbursable Payments (if any); (viii) the amounts required to be withdrawn from the Enhancement (if any) for such Distribution Date; (ix) the amount which is payable to the provider of the Enhancement (if any) or the Affiliated Owner (if any); (x) the amounts to be deposited into the accounts established pursuant to the Trust Documents; and (xi) the aggregate amount of unreimbursed Monthly Advances to be reimbursed to the Servicer (if any).

      Unless otherwise specified in the related Prospectus Supplement, the "Available Amount" with respect to each Trust on any Distribution Date is equal to the excess of (A) the sum of (i) all amounts on deposit in the Collection Account attributable to collections or deposits made in respect of such Contracts (including any late fees, prepayment charges, extension fees or other administrative fees or similar charges allowed by applicable law with respect to the Contracts ("Late Fees")) during the Due Period preceding the Distribution Date, and (ii) the Purchase Price for any Contract repurchased by CITSF as a result of breaches of certain representations and warranties or purchased by the Servicer as a result of breaches of certain covenants and any Monthly Advances and any Non-Reimbursable Payments made by the Servicer, if such Purchase Price, Monthly Advance or Non-Reimbursable Payment is paid on the Deposit Date immediately preceding such Distribution Date, over (B) the sum of the following amounts (to the extent that the Servicer has not already withheld such amounts from collections on the Contracts): (i) any repossession profits on liquidated Contracts, Liquidation Expenses (as defined in the Trust Documents) incurred and taxes and insurance advanced by the Servicer in respect of Financed Vehicles that are reimbursable to the Servicer under the Trust Documents; (ii) any amounts incorrectly deposited in the Collection Account; (iii) any amounts deposited in the Paid-Ahead Account, if any, during the related Due Period; (iv) net investment earnings on the funds in the Collection Account and the Paid-Ahead Account, if any; and (v) any other amounts permitted to be withdrawn from the Collection Account and the Paid-Ahead Account, if any, by the Servicer (or to be retained by the Servicer from collections on the Contracts) pursuant to the Trust Documents.

      With respect to each Trust, beginning on the Distribution Date specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal or interest only) on each class of Securities entitled thereto will be made by the Owner Trustee or the Indenture Trustee, as applicable, to the Certificateholders, if any, and the Noteholders, if any, from the Available Amount. Unless otherwise specified in the related Prospectus Supplement, the Servicing Fee and any additional servicing compensation will be paid from the Available Amount prior to distributions to the Securityholders. The timing, calculation, allocation, order, source, priorities of and requirements for all distributions to each class of
Certificateholders, if any, and all payments to each class of Noteholders, if any, will be set forth in the related Prospectus Supplement.

Net Deposits

      Unless otherwise specified in the related Prospectus Supplement, as an administrative convenience, the Servicer will be permitted to make deposits of collections, Monthly Advances, Non-Reimbursable Payments and the aggregate Purchase Price of Contracts for, or with respect to, a Due Period net of distributions to be made to the Servicer with respect to such Due Period (including, without limitation, the Servicing Fee, reimbursement of nonrecoverable Monthly Advances and amounts to be deducted in the definition of "Available Amount" set forth under "--Distributions" above). The Servicer, however, will account to the Trustees and to the Securityholders as if all such deposits and distributions were made on an aggregate basis for each type of payment or deposit.

Statements to Trustees and Trust

      Unless otherwise specified in the related Prospectus Supplement, on or before each Determination Date, the Servicer will provide to the Trustees, any paying agent and the Affiliated Owner (if any) as of the close of business on the last day of the preceding Due Period, a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders described above under "Certain Information Regarding the Securities--Statements to Securityholders." Each such report will be accompanied by a statement from an appropriate officer of the Servicer certifying the accuracy of such report and stating that the Servicer has not defaulted in the performance of its obligations under the Trust Documents (or, if such default has occurred, describing each such default).


      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will require that on or before March 31 of each year, the Servicer will deliver to the Owner Trustee a report of independent public accountants which opines on, at a minimum, the servicing entity's compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers. The Trust Documents will require that such examination and report of independent public accountants be prepared in accordance with the requirements set forth in the Uniform Single Attestation Program for Mortgage Bankers.


      The Servicer, on request of the Trustees, will furnish to the Trustees such reasonably pertinent underlying data on the Contracts as can be generated by the Servicer's existing data processing system without undue modification or expense.

Certain Matters Regarding the Servicer

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon a determination that the Servicer's performance of such duties is no longer permissible under applicable law. Such resignation will not become effective until the Owner Trustee or a successor Servicer has assumed the Servicer's servicing obligations and duties under the Trust Documents.

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will further provide that neither the Servicer nor the Company nor any of their shareholders, affiliates, directors, officers, employees and agents shall be under any liability to the Trustees, the Trust or the Securityholders for taking any action or for refraining from taking any action pursuant to the Trust Documents or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any liability which otherwise would be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. In addition, unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action which arises under the Trust Documents and that, in its opinion, may cause it to incur any expense or liability. The Servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of the Trust Documents and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In the event that the Servicer or the Company, in its discretion, undertakes any action which it deems necessary or desirable in connection with its rights and duties under the Trust Documents or the interests of the Securityholders thereunder, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust, and the Servicer and the Company will be entitled to be reimbursed therefor out of the Collection Account.

      Unless  otherwise  specified  in the related  Prospectus  Supplement,  any corporation or other entity into which the Servicer may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Servicer is a party, or any corporation or other entity succeeding to the business of the Servicer, which corporation or other entity assumes the obligations of the Servicer, will be the successor of the Servicer under the Trust Documents.

      The Servicer may sell, transfer, assign or convey its rights as Servicer to any entity qualified to act as servicer under the Trust Documents, upon written notice to the Trustees and the Rating Agencies, without the consent of the Securityholders, provided that the Rating Agency Condition is satisfied.

Physical Damage Insurance

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will provide that the Servicer, in accordance with its customary servicing practices and procedures, shall use its best efforts to require that each Obligor shall have obtained and shall maintain physical damage insurance covering the Financed Vehicle, provided that such insurance shall be in an amount no greater than the outstanding principal balance of the related Contract or, if such insurance covers the interest of the related Obligor in the Financed Vehicle, no greater than the greater of the outstanding principal balance of the related Contract and the value of the Financed Vehicle, or such lesser amount permitted by applicable law. Unless otherwise specified in the related Prospectus Supplement, the Servicer may, but will not be obligated to, enforce rights under the Contracts to require the Obligors to maintain physical damage insurance, in accordance with the Servicer's customary practices and procedures with respect to comparable new or used recreation vehicles financed by installment sale contracts that it services for itself or others. Unless otherwise specified in the related Prospectus Supplement, if an Obligor fails to maintain such insurance, the Servicer will not be obligated to obtain such physical damage insurance and advance such premiums for such insurance on behalf of such Obligor. If the Servicer obtains such physical damage insurance and advances such premiums for such insurance on behalf of such Obligor, such insurance policy will name the Servicer as an additional insured and loss payee and will be issued by an insurer having a rating of "A" or better by A.M. Best (such insurance being referred to herein as "Force-Placed Insurance"). Such Force-Placed Insurance and any commissions or finance charges collected by the Servicer in connection therewith shall be, to the extent permitted by law, in an amount in accordance with customary servicing practices and procedures, but in no event in an amount greater than the outstanding principal balance of the related Contract or, if such insurance also covers the interest of the related Obligor in the Financed Vehicle, no greater than the greater of the outstanding principal balance of the related Contract and the value of the Financed Vehicle, or such lesser amount permitted by applicable law. The Servicer shall be required to disclose to the related Obligor all information with respect to such Force-Placed Insurance, commissions and finance charges as required by applicable law.

      The Servicer does not, under its customary servicing practices and procedures, obtain Force-Placed Insurance when the principal balance of the related Contract falls below the level or levels periodically established in accordance with such customary servicing practices and procedures. In accordance with such customary servicing practices and procedures, the Servicer may periodically readjust such levels, suspend Force-Placed Insurance or arrange other methods of protection of the Financed Vehicles that it deems necessary or advisable, provided that the Servicer determines that such actions do not materially and adversely affect the interests of the Securityholders.

      The Servicer may make advances ("Insurance Advances") to an Obligor to finance insurance premiums related to the Financed Vehicle. Any such Insurance Advances may be secured by the related Financed Vehicle.

      Any portion of the principal balance of a Contract attributable to Insurance Advances or premiums for Force-Placed Insurance acquired after the Initial Cut-off Date, or the Subsequent Cut-off Date, as the case may be, will not be owned by the Trust, and amounts allocable thereto will not be available for distribution in respect of the Securities. Unless otherwise designated by the Obligor, the Servicer will not allocate payments by the Obligor to pay Insurance Advances or Force-Placed Insurance premiums added to the Contracts after the Initial Cut-off Date or Subsequent Cut-off Date, as the case may be, if any amount of principal or interest is due but unpaid on the Contracts. The Servicer shall not deposit payments posted with respect to such Insurance Advances or Force-Placed Insurance in the Collection Account and shall instead promptly pay such amounts to an account of the Servicer maintained for that purpose. In the event that an Obligor under a Contract with respect to which the Servicer has made Insurance Advances or obtained Force-Placed Insurance makes scheduled payments under the Contract, but fails to make scheduled payments of such Insurance Advances or Force-Placed Insurance as due, and the Servicer has determined that eventual payment of such amount is unlikely, the Servicer may, but shall not be required to, take any action available to it, including determining that the related Contract is a defaulted Contract; provided, however, that any net liquidation proceeds with respect to such Contract shall be applied first to the accrued and unpaid interest at the Contract Rate, then to the principal amount outstanding, and the remainder, if any, to repayment of any such Insurance Advances or Force-Placed Insurance premiums added to the Initial Contracts after the Initial Cut-off Date or to any Subsequent Contracts after the related Subsequent Cut-off Date.

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents will permit the Servicer or any affiliate of the Servicer, to the extent permitted by law, to (i) enter into agreements with one or more insurers or other persons pursuant to which the Servicer or such affiliate will earn commissions and fees in connection with any insurance policy purchased by an Obligor including, without limitation, any physical damage insurance policy (whether or not such physical damage insurance policy is force-placed pursuant to the provisions of any Contract), or any other insurance policy whatsoever, and (ii) in connection with the foregoing, to solicit, or permit and assist any insurer or any agent thereof to solicit (including, without limitation, providing such insurer or agent a list of Obligors including name, address or other information) any Obligor.

Event of Termination

      Unless otherwise specified in the related Prospectus Supplement, an "Event of Termination" under the Trust Documents will consist of (i) any failure by the Servicer to make any deposit into an account required to be made under the Trust Documents which failure continues unremedied for five (5) Business Days after the Servicer becomes aware that such deposit was required; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Trust Documents (other than those described in clause (i)) which materially and adversely affects the rights of the Securityholders and which continues unremedied for 60 days after the giving of written notice of such failure; (iii) any assignment or delegation by the Servicer of its duties or rights under the Trust Documents, except as specifically permitted under the Trust Documents, or any attempt to make such an assignment or delegation; (iv) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the Servicer; or (v) any disqualification of the Servicer as an Eligible Servicer (as defined in the Trust Documents). "Notice" as used herein means notice to the Servicer by the Trustees or the Company, or to the Company, the Servicer and the Trustees by the Noteholders holding not less than 25% of the aggregate outstanding principal amount of the Controlling Notes issued by such Trust (or, if no Notes of such series are outstanding, the Certificateholders holding not less than 25% of the outstanding Certificate Balance of such Trust).

Rights Upon Event of Termination

      Unless otherwise specified in the related Prospectus Supplement, as long as an Event of Termination under the Trust Documents remains unremedied, the Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) may, and at the written direction of the holders of related Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Controlling Notes issued by such Trust (or, if no Notes of such series are outstanding, the holders of related Certificates evidencing not less than a majority of the Certificate Balance of such Trust), will, unless prohibited by applicable law, terminate all (but no less than all) of the rights and obligations of the Servicer with respect to a Trust under the Trust
Documents and in and to the Contracts, and the proceeds thereof, whereupon (subject to applicable law) all authority and power of the Servicer under the Trust Documents, whether with respect to the Contracts, the Contract Files or otherwise, will pass to and be vested in the Indenture Trustee (or, if no Notes of the series are outstanding, such authority will pass to and be vested in the Owner Trustee); provided, however, that neither the Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) nor any successor servicer will assume any obligation of CITSF to repurchase Contracts for breaches of representations or warranties, and the Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) or the successor Servicer will not be liable for any acts or omissions of the Servicer occurring prior to a transfer of the Servicer's servicing and related functions or for any breach by the Servicer of any of its obligations contained in the Trust Documents. Notwithstanding such termination, the Servicer will be entitled to payment of certain amounts payable to it for services rendered prior to such termination. No such termination will affect in any manner CITSF's obligation to repurchase certain Contracts for breaches of representations or warranties under the Trust Documents. In the event that the Owner Trustee would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition to a court of competent jurisdiction for the appointment of, a Servicer which meets the requirements for an Eligible Servicer under the Trust Documents. Pending such appointment, such Trustee is obligated to act in such capacity, unless it is prohibited by law from so acting. The Indenture Trustee (or, if no Notes of the series are outstanding, the Owner Trustee) and such successor may agree upon the servicing compensation to be paid, which in no event, without written consent of not less than 66 2/3% in principal amount of the related Securityholders, may be greater than the compensation to CITSF as Servicer under the Trust Documents.

Waiver of Past Defaults

      With respect to any series of Securities, unless otherwise specified in the related Prospectus Supplement, the holders of Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Controlling Notes (or the holders of the Certificates evidencing not less than a majority of the Certificate Balance of such series, in the case that all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms) may, on behalf of all such Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations under the Trust Documents and its consequences, except an Event of Termination in making any required deposits to or payments from any of the accounts in accordance with the Trust Documents. No such waiver will impair such Noteholders' or Certificateholders' right with respect to subsequent defaults.

Amendment

      Unless otherwise specified in the related Prospectus Supplement, the Trust Documents may be amended by the parties thereto and, in the event that such amendment affects the Indenture Trustee, the Indenture Trustee, without prior notice to or the consent of the related Securityholders (i) to correct manifest error or cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein; (iii) to add or amend any provision as requested by the Rating Agencies to maintain or improve the rating of the Securities; (iv) to add to the covenants, restrictions or obligations of the Company, the Servicer or the Owner Trustee or to provide for the delivery of or substitution for an Enhancement or a Servicer Letter of Credit; (v) to evidence and provide for the acceptance of the appointment of a successor trustee with respect to the property owned by the related Trust and add to or change any provisions as shall be necessary to facilitate the administration of the trusts under the Trust Documents by more than one trustee;
(vi) to add, change or amend any provision to maintain the related Trust as an entity not subject to Federal income tax; or (vii) to add, change or eliminate any other provisions, provided that an amendment pursuant to this clause (vii) will not, in the opinion of counsel (which may be internal counsel to the Company or the Servicer), adversely affect in any material respect the interests of the Trust or the Securityholders. Unless otherwise specified in the related Prospectus Supplement, the Trust Documents may also be amended by the parties thereto, with the consent of the holders of not less than a majority in principal amount of such then outstanding Notes and the holders of such Certificates evidencing not less than a majority of the Certificate Balance of such series for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Trust Documents, or of modifying in any manner the rights of such Noteholders or Certificateholders, respectively; except that no such amendment may except as described above, increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made on any related Note or Certificate, the related Pass-Through Rate or the Interest Rate. Any action specified in clauses (v) and (vii) shall be taken only upon satisfaction of the Rating Agency Condition.

Termination

      Unless otherwise specified in the related Prospectus Supplement, the obligations of the Servicer, the Company, the Affiliated Owner, if any, and the Trustees pursuant to the Trust Documents for a series of the Securities will terminate upon the earliest to occur of (i) the maturity or other liquidation of the last related Contract and the disposition of any amounts received upon liquidation of any property remaining in the related Trust, (ii) the payment to Securityholders of the series of all amounts required to be paid to them pursuant to the Trust Documents, (iii) the occurrence of either event described below, and (iv) as otherwise required by law, as described in the Trust Documents.

      Unless otherwise specified in the related Prospectus Supplement, with respect to each series of Securities, in order to avoid excessive administrative expenses, CITSF will be permitted at its option to purchase from the Trust, on any Distribution Date on which the Pool Balance as of the last day of the related Due Period is less than or equal to a percentage specified in the related Prospectus Supplement of the Initial Pool Balance, all remaining related Contracts at a price equal to the aggregate Purchase Price for the Contracts (including defaulted Contracts), plus the appraised value of any other property held by the Trust (less liquidation expenses). CITSF will give notice to the Trustees and the Depository of the exercise of such option no later than the Determination Date succeeding such Due Period and will deposit the amount required to purchase such Contracts on the Deposit Date succeeding such Due Period. Exercise of such right will effect early retirement of the Securities. Unless otherwise specified in the related Prospectus Supplement, the "Initial Pool Balance" equals the sum of (i) the Pool Balance as of the Initial Cut-off Date, and (ii) the aggregate principal balance of all Subsequent Contracts added to the Trust as of their respective Subsequent Cut-off Dates.

      Unless otherwise specified in the related Prospectus Supplement, within ten days after the first Distribution Date on which the Pool Balance as of the last day of the related Due Period is less than or equal to a percentage specified in the related Prospectus Supplement of the Initial Pool Balance, the Indenture Trustee (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) shall solicit bids for the purchase of the Contracts remaining in the Trust. In the event that satisfactory bids are received as described below, the sale proceeds will be distributed to Securityholders on the second Distribution Date succeeding such Due Period. Any purchaser of the Contracts must agree to the continuation of CITSF as Servicer on terms substantially similar to those in the Trust Documents. Any such sale will effect early retirement of the Securities.

      Unless otherwise specified in the related Prospectus Supplement, such Trustee must receive at least two bids from prospective purchasers that are considered at the time to be competitive participants in the market for recreation vehicle retail installment sale contracts. The highest bid may not be less than the fair market value of such Contracts and must equal the sum of (i) the greater of (a) the aggregate Purchase Price for the Contracts (including defaulted Contracts) plus the appraised value of any other property held by the Trust (less liquidation expenses), or (b) an amount that when added to amounts on deposit in the Collection Account available for distribution to
Securityholders for such second succeeding Distribution Date would result in proceeds sufficient to distribute to Securityholders the amounts of interest due to Securityholders for such Distribution Date and any unpaid interest payable to the Securityholders with respect to one or more prior Distribution Dates and the outstanding principal amount of the Notes, if any, and the Certificate Balance, if any, and (ii) the sum of (a) an amount sufficient to reimburse the Servicer for any unreimbursed Monthly Advances for which it is entitled to reimbursement, and (b) the Servicing Fee payable on such final Distribution Date, including any unpaid Servicing Fees with respect to one or more prior Due Periods. Such Trustee may consult with financial advisors, including any Underwriter, to determine if a bid is equal to or greater than the fair market value of such Contracts. Upon the receipt of such bids, such Trustee shall sell and assign such Contracts to the highest bidder and the Securities shall be retired on such Distribution Date. If any of the foregoing conditions are not met, such Trustee shall decline to consummate such sale and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of Contracts remaining in the Trust. In such event, however, such Trustee may from time to time solicit bids in the future for the purchase of such Contracts upon the same terms described above.

      Unless otherwise specified in the related Prospectus Supplement, such Trustee will give written notice of termination to each Securityholder of record. The final distribution to each Securityholder will be made only upon surrender and cancellation of such holder's Securities at any office or agency of such Trustee specified for such purpose. Any funds remaining in the Trust, after such Trustee has taken certain measures to locate a Securityholder and such measures have failed, will be distributed to the Affiliated Owner, if any, or as specified in the related Prospectus Supplement.

                     CERTAIN LEGAL ASPECTS OF THE CONTRACTS

      The following  discussion  contains  summaries of certain legal aspects of recreation vehicle contracts, which are general in nature. Since such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Contracts is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Contracts.

General

      As a result of the assignment of the Contracts to the Trust, each Trust will succeed collectively to the rights (including the right to receive payment on the Contracts), and will assume the obligations, of CITSF under the related Contracts. Each Contract evidences both (a) the obligation of the obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the Financed Vehicle to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

      The Contracts are "chattel paper" as defined in the Uniform Commercial Code (the "UCC") as in effect in the various states of origination of the Contracts. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Trust Documents, the Servicer will retain possession of the Contracts as custodian for the Owner Trustee, and will make an appropriate filing of a UCC financing statement in New Jersey to perfect the sale of the Contracts by the Company to the Owner Trustee. The Contracts and the related certificates of title will not be stamped to reflect their assignment from CITCF-NY to CITSF, from CITSF to the Company or from the Company to the Trust. The Contract Files will not be physically segregated from the contract files for contracts owned by CITSF. If, through inadvertence or otherwise, another party in good faith purchases (or takes a security interest in) the Contracts for new value in the ordinary course of its business, without actual knowledge of the Trust's interest, and takes possession of the Contracts, such purchaser or secured party may acquire an interest in the Contracts superior to the interest of the Trust.

      Under the Trust Documents, the Servicer will be obligated from time to time to take such actions as are necessary to continue the perfection of the Trust's interest in the Contracts and the proceeds thereof. CITSF will warrant in the Trust Documents, with respect to each Contract, as of the Closing Date for each Initial Contract, and as of the related Subsequent Transfer Date, for each Subsequent Contract, if any, that the Contract has not been sold, assigned or pledged by CITSF to any person other than the Company, that immediately prior to the transfer and assignment of the Contract to the Company, CITSF had good and marketable title thereto, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and, immediately upon the transfer thereof, the

Company will have good and marketable title to the Contract, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and that the transfer has been perfected under applicable law. In the event of an uncured breach of any such warranty that materially adversely affects the interest of the Trust in a Contract transferred by the Company to the Trust, the only recourse of the Certificateholders, the Trustees, or the Trust would be to require CITSF to repurchase such Contract.

Security Interests in the Financed Vehicles

      General. The Contracts are installment sale contracts that evidence the credit sale of recreation vehicles by Obligors. The Contracts also constitute personal property security agreements and include grants of security interests in the related recreation vehicles under the UCC. Perfection rules relating to security interests in recreation vehicles are generally governed under state certificate of title statutes (Alabama, Connecticut, Georgia, Maine, Massachusetts, Minnesota, Mississippi, New Hampshire, New York, Rhode Island and Vermont have adopted the Uniform Motor Vehicle Certificate of Title and Anti-Theft Act) or by the vehicle registration laws of the state in which each recreation vehicle is located. In states which have adopted the Uniform Motor Vehicle Certificate of Title and Anti-Theft Act, security interests in recreation vehicles may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the certificate of title and payment of a fee to the state motor vehicle authority, depending on the particular state law. In states in which perfection of a security interest in a particular motor vehicle is not governed by a certificate of title statute, perfection is usually accomplished by filing pursuant to the provisions of the UCC. Notwithstanding the foregoing, in certain states, folding camping trailers and/or slide-in campers are not subject to state titling and vehicle registration laws and a security interest in such recreation vehicles is perfected by filing pursuant to the provisions of the UCC. In most states, a security interest in a recreation vehicle is perfected by notation of the secured party's lien on the vehicle's certificate of title. Each Contract prohibits the sale or transfer of the related Financed Vehicle without the consent of CITSF.

      Perfection of Sale. Pursuant to the Purchase Agreement, CITSF will sell and assign its interests in the Contracts, including the security interests in the Financed Vehicles granted thereunder, to the Company and, pursuant to the Trust Documents, the Company will sell and assign its interest in the Contracts, including the security interests in the Financed Vehicles granted thereunder, to the Owner Trustee. UCC financing statements will be filed to perfect the sale of
(i) CITSF's interests in the Contracts to the Company and (ii) the Company's interests in the Contracts to the Trust.

      Perfection of CITSF's or CITCF-NY's Security Interest in the Financed Vehicles. CITSF and CITCF-NY will take all actions necessary under the laws of the state in which the related recreation vehicles are located at the time of origination of the Contract to perfect their respective security interests in such recreation vehicles, including, where applicable, having a notation of their respective liens recorded on the related certificate of title or delivering the required documents and fees, obtaining possession of the certificate of title (if possible), or, where applicable, by perfecting its security interest in the related recreation vehicles under the UCC. In the event CITSF (or CITCF-NY) fails, due to clerical errors, to effect such notation or delivery, or perfects the security interest under an inapplicable statute (for example, under the UCC rather than under a motor vehicle title law), the Trust may not have a first priority security interest in the Financed Vehicle securing a Contract. In the Trust Documents, CITSF has represented as of the Closing Date that each Contract creates a valid and enforceable first priority security interest in favor of CITSF (or CITCF-NY) or the related Dealer in the Financed Vehicle covered thereby (which security interest, if in favor of the related Dealer (or CITCF-NY), has been assigned to CITSF) and such security interest has been assigned by CITSF to the Company, and all necessary action with respect to such Contract has been taken to perfect the security interest in the related Financed Vehicle in favor of CITSF (or CITCF-NY). A breach by CITSF of such warranty that materially adversely affects the Trust's interest in any Contract would require CITSF to purchase such Contract unless such breach is cured.

      Possible Loss of Perfection or Priority of Trust's Security Interest in Financed Vehicles or Proceeds Thereof. The certificate of title names CITSF (or CITCF-NY) as the secured party. Because of the administrative burden and expense, neither CITCF-NY, CITSF, the Company nor the Trust will amend any certificate of title to note the lien of the Trust as the new secured party on the certificate of title relating to the Financed Vehicles nor will any such entity execute and file any transfer instruments (including, among other instruments, UCC-3 assignments). In some states, in the absence of such an amendment or execution, the assignment to the Trust of a security interest in Financed Vehicles may not be perfected, such assignment of the security interest to the Trust may not be effective against creditors or a trustee in bankruptcy of CITSF or CITCF-NY, which continue to be specified as lienholder on any certificates of title or as secured party of any UCC filing.

      (i) California. A security interest in a motor vehicle registered in the State of California (in which the greatest number of Financed Vehicles are currently registered) may be perfected only by depositing with the Department of Motor Vehicles a properly endorsed certificate of title for the vehicle showing the secured party as "legal owner" thereon or if the vehicle has not been previously registered, an application in usual form for an original registration together with an application for registration of the secured party as "legal owner." However, under the California Vehicle Code, a transferee of a security interest in a motor vehicle is not required to reapply to the Department of Motor Vehicles for a transfer of registration when the interest of the transferee arises from the transfer of a security agreement by the "legal owner" to secure payment or performance of an obligation. Accordingly, under California law, an assignment such as that under each of the Purchase Agreement and the Trust Documents is an effective conveyance of CITSF's and the Company's perfected security interest, as the case may be, without such re-registration, and under the Purchase Agreement the Company will succeed to CITSF's, and under the Trust Documents the Trust will succeed to the Company's, rights as secured party.

      (ii) Other States. In most states, assignments such as those under the Purchase Agreement and the Trust Documents are an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. However, in some states the Trust's security interest will be unperfected because the Trust will not be noted as the secured party on the certificates of title to the Financed Vehicles, and therefore the Trust's security interest would be subordinate to, among others, subsequent purchasers of such Financed Vehicles and holders of prior perfected security interests therein. However, in the absence of fraud, forgery or administrative error, the notation of CITSF's or CITCF-NY's lien on the certificates of title will be sufficient in most states to protect the Trust against the rights of subsequent purchasers of a Financed Vehicle, judgment creditors or other creditors who take a security interest in a Financed Vehicle.

      Continuity of Perfection. Under the laws of most states, a perfected security interest in a recreation vehicle continues for four months after the vehicle is moved to a new state (from the state in which a financing statement was properly filed initially to perfect the security interest or in which the certificate of title was issued) and thereafter until the owner re-registers such recreation vehicle in the new state. A majority of states require surrender of a certificate of title to obtain a new certificate of title for the vehicle. In those states (including California) that call for return of the certificate of title to the holder of the first security interest noted thereon, the secured party would learn of the re-registration through the request from the obligor under the related installment sales contract to surrender possession of the certificate of title. In the case of vehicles registered in states providing for perfection of a lien by notation of the lien on the certificate of title without possession of the certificate of title by the secured party, the secured party would receive notice of surrender from the state of re-registration if the security interest were noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state to which the vehicle is moved. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not note the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a vehicle, re-registration could defeat perfection.

      In the ordinary course of servicing the Contracts, CITSF will take steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a Financed Vehicle, CITSF must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Contract before release of the lien. Under the Trust Documents, the Servicer will be obligated to take appropriate steps, at its own expense, to maintain perfection of a security interest in the Financed Vehicles.

      In most states, CITSF, as Servicer, will hold certificates of title relating to the Financed Vehicles in its possession as custodian for the Trust pursuant to the Trust Documents. In some states, the certificate of title is held by the Obligor, but only after it is endorsed by the state motor vehicle department with a notation of CITSF's lien. In the Trust Documents, CITSF, as Servicer, will covenant that it will not release its security interest in the Financed Vehicle securing any Contract except as contemplated by the Trust Documents. CITSF, as Servicer, will also covenant that it will not impair the rights of the Trust in the Contacts or take any action inconsistent with the Trust's ownership of the Contracts, except as permitted by the Trust Documents. A breach of either such covenant that materially and adversely affects the Trust's interest in any Contract, would require the Servicer to purchase such Contract unless such breach is cured within the period specified in the Trust Documents.

      Priority of Certain Liens Arising by Operation of Law. Under the laws of California and of most states, liens for repairs performed on a recreation vehicle and liens for certain unpaid taxes take priority over even a first perfected security interest in such vehicle. The Internal Revenue Code of 1986, as amended, also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of motor vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated recreation vehicle. CITSF will represent and warrant in the Trust Documents that, as of the Closing Date, there were no liens or claims which have been filed for work, labor or materials affecting a Financed Vehicle securing a Contract which are or may be liens prior or equal to the lien of the Contract. However, liens for repairs or taxes could arise at any time during the term of a Contract. No notice will be given to the Trustees or Securityholders in the event such a lien or confiscation arises and any such lien or confiscation arising after the date of initial issuance of the Securities would not give rise to an obligation of CITSF to purchase the Contract under the Trust Documents.

Repossession

      In the event of default by an obligor, the holder of the related installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. The UCC remedies of a secured party include the right to repossession by self-help means, unless such means would constitute a breach of the peace. Self-help repossession is the method employed by the Servicer in most cases and is accomplished simply by taking possession of the related recreation vehicle. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the vehicle must then be recovered in accordance with that order. In some jurisdictions (not including California), the secured party is required to notify the debtor of the default and the intent to repossess the collateral and the debtor must be given a time period within which to cure the default prior to repossession. In most states (including California), under certain circumstances after the vehicle has been repossessed, the obligor may reinstate the related contract by paying the delinquent installments and other amounts due.

Notice of Sale; Redemption Rights

      In the event of default by the Obligor, some jurisdictions (not including California) require that the Obligor be notified of the default and be given a time period within which to cure the default prior to repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related Contract.

      The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party (i) the unpaid principal balance of the obligation, accrued interest thereon plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees or (ii) in some states, the delinquent installments or the unpaid principal balance of the related obligation.

Deficiency Judgements and Excess Proceeds

      The proceeds of resale of the Financed Vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the related indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in California and certain other states that do not prohibit or limit such judgments. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable." Some courts have held that when a sale is not "commercially reasonable," the secured party loses its right to a deficiency judgment and courts in some other states have held that when a sale is not "commercially reasonable" there is a rebuttable presumption that there is no deficiency. In addition, the UCC permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the debtor or other interested person to restrain the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC. A deficiency judgment is a judgment against the obligor or guarantor for the shortfall; however, a defaulting obligor or guarantor may have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible.

      Occasionally, after resale of a recreation vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to such vehicle or, if no such lienholder exists, to the former owner of the vehicle.

Certain Matters Relating to Insolvency

      CITSF, CITCF-NY and the Company intend that the transfers of Contracts from CITCF-NY to CITSF, from CITSF to the Company and from the Company to the Trust constitute sales, rather than pledges of the Contracts to secure indebtedness. However, if CITCF-NY, CITSF or the Company were to become a debtor under Title 11 of the United States Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code"), it is possible that a creditor, receiver, other party in interest or trustee in bankruptcy of such debtor, or such debtor as debtor-in-possession, may contend that the sales of the Contracts by CITCF-NY to CITSF, by CITSF to the Company, or by the Company to the Trust, respectively, were pledges of the Contracts rather than sales and that, accordingly, such Contracts should be part of such assigning entity's bankruptcy estate. Such a position, if presented to a court, even if ultimately unsuccessful, could result in a delay in or reduction of distributions to the Securityholders.

      The Company has taken steps in structuring the transactions described herein that are intended to make it unlikely that the voluntary or involuntary application for relief by or against CIT under the Bankruptcy Code or similar applicable state laws (collectively, "Insolvency Laws") would result in consolidation of the assets and liabilities of the Company with those of CIT. These steps include the creation of the Company as a wholly-owned, limited purpose subsidiary of CIT pursuant to a certificate of incorporation containing certain limitations (including a requirement that the Company have at least one "independent director" and restrictions on the nature of the Company's business). Additionally, the Company's certificate of incorporation prohibits merger, consolidation and the sale of all or substantially all of its assets in certain circumstances or the commencement of a voluntary case or proceeding under any insolvency law, without the prior affirmative unanimous vote of its directors including any independent director. Notwithstanding the foregoing, in the event that (i) a court concluded that the assets and liabilities of the Company should be consolidated with those of CIT (or one of its affiliates) in the event of the application of applicable insolvency laws to CIT (or one of its affiliates) or following the bankruptcy or insolvency of CIT (or one of its affiliates) the security interest in the Contracts granted by the Company to the Trust should be avoided; (ii) a filing were made under any insolvency law by or against the Company; or (iii) an attempt were made to litigate any of the foregoing issues, delays in payments on the Securities and possible reductions in the amount of such payments could occur.

Consumer Protection Laws

      Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon creditors and servicers involved in consumer finance. These laws include the Truth in Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act, the Military Reservist Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, state motor vehicle retail installment sales acts, state retail installment sales acts and other similar laws. Also, the laws of California and of certain other states impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors which fail to comply with their provisions. In some cases, this liability could affect the ability of an assignee such as the Trust to enforce consumer finance contracts such as the Contracts.

      The so-called "Holder-in-Due-Course Rule" of the Federal Trade Commission (the "FTC Rule") has the effect of subjecting any assignee of the seller in a consumer credit transaction to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. The FTC Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in certain states. Most of the Contracts will be subject to the requirements of the FTC Rule. Accordingly, the Trust, as holder of the Contracts, will be subject to any claims or defenses that the purchaser of the related Financed Vehicle may assert against the seller of the Financed Vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor under the related Contracts.

      Under California law and most state vehicle dealer licensing laws, sellers of recreation vehicles are required to be licensed to sell vehicles at retail sale. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and assignment of retail installment sale contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with provisions of these laws may affect the enforceability of the related Contract. The Trust and the Company may not have obtained all licenses required under any federal or state consumer laws or regulations, and the absence of such licenses may impede the enforcement of certain rights or give rise to certain defenses in enforcement actions. In addition, with respect to used vehicles, the Federal Trade Commission's Rule on Sale of Used Vehicles requires that all sellers of used vehicles prepare, complete, and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Furthermore, Federal Odometer Regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not provided to the purchaser of a Financed Vehicle, the obligor may be able to assert a defense against the seller of the Financed Vehicle, which defense may prevent the Trust from collecting amounts due under the Contract.

      Courts have applied general equitable principles to secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default and be used as a defense to repayment of the obligation.

      In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections of the Fourteenth Amendment to the Constitution of the United States of America. Courts have generally either upheld the notice provisions of the UCC and related laws as reasonable or have found that the creditor's repossession and resale do not involve sufficient state action to afford constitutional protection to consumers.

      CITSF will represent and warrant under the Trust Documents that each Contract complies with all requirements of law in all material respects. A breach of such representation and warranty that materially adversely affects the interests of the Trust in any Contract will create an obligation of CITSF to purchase such Contract. See "The Purchase Agreements and the Trust Documents--Sale and Assignment of the Contracts."

Other Limitations

      In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a recreation vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the recreation vehicle at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under the related contract or change the rate of interest and time of repayment of the indebtedness.

      Under the terms of the Soldiers' and Sailors' Civil Relief Act, an Obligor who enters the military service after the origination of such Obligor's Contract (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Obligor's contract and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, pursuant to the Military Reservist Relief Act, under certain circumstances California residents called into active duty with the reserves can delay payments on retail installment sale contracts, including the Contracts, for a period, not to exceed 180 days, beginning with the order to active duty and ending 30 days after release. It is possible that the foregoing could have an effect on the ability of the Servicer to collect full amounts of interest on certain of the Contracts. In addition, the Relief Acts impose limitations which would impair the ability of the Servicer to repossess a Financed Vehicle subject to an affected Contract during the Obligor's period of active duty status. Thus, in the event that such a Contract goes into default, there may be delays and losses caused by the inability to realize upon the related Financed Vehicle in a timely fashion.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Set forth below and in the related Prospectus Supplement for each series of the Securities is a summary of certain Federal income tax consequences of the purchase, ownership and disposition of the Securities, applicable to initial purchasers of the Securities. This summary does not deal with all aspects of Federal income taxation applicable to all categories of holders of the Securities, some of which may be subject to special rules or special treatment under the Federal income tax laws. For example, it does not discuss the specific tax treatment of Securityholders that are insurance companies, banks and certain other financial institutions, regulated investment companies, individual retirement accounts, tax-exempt organizations or dealers in securities. Furthermore, this summary is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving a trust that issues debt and equity interests with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or part of the discussion below and in the related Prospectus Supplement.

      Prospective investors are advised to consult their own tax advisors with regard to the Federal income tax consequences of the purchase, ownership and disposition of the Securities, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction. Each Trust will be provided with an opinion of Schulte Roth & Zabel LLP, counsel for the Seller, regarding certain of the Federal income tax matters discussed below and in the related Prospectus Supplement. An opinion of counsel, however, is not binding on the IRS, and no ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents will be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

      The Federal income tax consequences to Certificateholders will vary depending on whether the Trust is intended to be treated as a partnership under the Code or is intended to be given an alternative characterization for Federal income tax purposes. The related Prospectus Supplement for each series of Certificates will specify whether the Trust is intended to be treated as a partnership for Federal income tax purposes and, if not, how the Trust is intended to be treated.

Scope of the Tax Opinions

      It is expected that Schulte Roth & Zabel LLP will, upon issuance of a series of Securities, deliver its opinion that the applicable Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes. Further, with respect to each series of Notes, Schulte Roth & Zabel LLP expects to advise the Trust that the Notes will be classified as debt for Federal income tax purposes.

      In addition, Schulte Roth & Zabel LLP will render its opinion that it has reviewed the statements herein and in the related Prospectus Supplement under the heading "Certain Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion for the possible effects of the classification of the Trust as a partnership, as a grantor trust or other classification, as the case may be, for Federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the Securities.

Other Tax Consequences

      No advice has been received as to local income, franchise, personal property, or other taxation in any state or locality, or as to the tax effect of ownership of the Securities in any state or locality. Securityholders are advised to consult their own tax advisors with respect to any state or local income, franchise, personal property, or other tax consequences arising out of their ownership of the Securities.

Alternative Tax Treatment

      In the event that, as a result of a change in applicable laws or regulations or the interpretation thereof, the Federal income tax characteristics of the Notes or the Certificates are not anticipated to be as described above, the related Prospectus Supplement will include a discussion of the anticipated Federal income tax treatment of the Notes or Certificates.

                         CERTAIN STATE TAX CONSEQUENCES

      The activities to be undertaken by the Servicer in servicing and collecting the Contracts will take place in Oklahoma. The State of Oklahoma imposes a state income tax on individuals, nonresident aliens (with respect to Oklahoma taxable income), corporations, certain foreign corporations, and trusts and estates with Oklahoma taxable income. No ruling on any of the issues discussed below will be sought from the Oklahoma Tax Commission.

      Because of the variation in each state's or locality's tax laws, it is impossible to predict tax consequences to Securityholders in all of the other state and local taxing jurisdictions. Securityholders are urged to consult their own tax advisors with respect to state and local tax consequences arising out of the purchase, ownership and disposition of Securities.

Tax Consequences with Respect to the Notes

      Crowe and Dunlevy, P.C., Oklahoma tax counsel to the Sellers ("Oklahoma Tax Counsel") will advise the Trust that, assuming the Notes will be treated as debt for federal income tax purposes, the Notes will be treated as debt for Oklahoma income tax purposes, and the Noteholders not otherwise subject to taxation in Oklahoma should not become subject to taxation in Oklahoma solely because of a holder's ownership of Notes. However, a Noteholder already subject to Oklahoma's income tax could be required to pay additional Oklahoma tax as a result of the holder's ownership or disposition of Notes.

Tax Consequences with Respect to the Certificates Issued by a Trust Treated as a Partnership

      Oklahoma Tax Counsel will advise the Trust that if the arrangement created by the Trust Agreement is treated as a partnership (not taxable as a corporation) for U.S. federal income tax purposes, the same treatment should also apply for Oklahoma income tax purposes; under current law,
Certificateholders that are nonresidents of Oklahoma and are not otherwise subject to Oklahoma income tax should not be subject to Oklahoma income tax on the income from the Trust because it is unlikely that the Trust has established a nonunitary business or commercial situs in Oklahoma. In any event, classification of the arrangement as a "partnership" would not cause a Certificateholder not otherwise subject to taxation in Oklahoma to pay Oklahoma income tax on income beyond that derived from the Certificates.

                              ERISA CONSIDERATIONS

      Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons.

The Certificates

      An interest in the Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (other than an insurance company purchasing the Certificates for its general accounts). By its acceptance of a Certificate or its acquisition of an interest in a Certificate through a Participant or DTC, each Certificateholder or Certificate Owner will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

      A plan fiduciary considering the purchase of the Notes should consult its tax and/or legal advisors regarding whether the assets of the Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

The Notes

      The acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the Seller, the Trust or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a Benefit Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts; PTCE 91-38 regarding investments by bank collective investment funds; PTCE 95-60 regarding investments by insurance company general accounts; PTCE 84-14, regarding transactions effected by "qualified professional asset managers"; and PTCE 96-23 regarding transactions effected by certain "in-house" asset managers.

                              PLAN OF DISTRIBUTION

      On the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") with respect to each Trust, the Seller will agree to sell to each of the underwriters (the "Underwriters") named therein and in the related Prospectus Supplement, and each of such Underwriters will severally agree to purchase from the Seller, the principal amount of each class of Securities of the related series set forth therein and in the related Prospectus Supplement.

      In each Underwriting Agreement, the several Underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Securities described therein which are offered hereby and by the related Prospectus Supplement if any of such Securities are purchased. In the event of a default by any such underwriter, each Underwriting Agreement will provide that, in certain circumstances, purchase commitments of the nondefaulting Underwriters may be increased, or the Underwriting Agreement may be terminated.

      Each Prospectus Supplement will either (i) set forth the price at which each class of Securities being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Securities or (ii) specify that the related Securities are to be resold by the Underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any Securities, the public offering price and such concessions may be changed.

      Each  Underwriting  Agreement  will  provide that CITSF and/or the Company
will  indemnify  the  Underwriters   against  certain   liabilities,   including
liabilities under the Securities Act.

      A Trustee may, from time to time, invest the funds of the Trust in Eligible Investments acquired from the Underwriters.

                             FINANCIAL INFORMATION

      The Company has determined that its financial statements are not material to the offering made hereby.

      Each Trust will be formed to own the related Contracts and the other Trust assets and to issue the related Securities. Each Trust will have had no assets or obligations prior to the issuance of the Securities and will not engage in any activities other than those described herein and in the related Prospectus Supplement. Accordingly, no financial statements with respect to each Trust are included in this Prospectus or in the related Prospectus Supplement.

                                    RATINGS

      It is a condition to the issuance of any class of Securities offered pursuant to this Prospectus that the Securities be rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization rating such series of Securities (each, a "Rating Agency"). The foregoing ratings do not address the likelihood that the Securities will be retired following the sale of the Contracts by the Trust. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security ratings of the Securities should be evaluated independently of similar security ratings assigned to other kinds of securities.

                                 LEGAL MATTERS

      Certain legal matters will be passed upon for the Company by Schulte Roth & Zabel LLP, New York, New York. The material federal income tax consequences of the Securities will be passed upon for the Company by Schulte Roth & Zabel LLP. Certain legal matters will be passed upon for CITSF, CITCF-NY and the Company by Norman H. Rosen, Esq., Senior Vice President and General Counsel. If the Enhancement for a class of Securities includes a CIT Limited Guarantee, certain legal matters will be passed upon for CIT by its Executive Vice President and General Counsel, Ernest D. Stein, Esq. If a Trust is formed pursuant to the laws of the State of Delaware, certain legal matters will be passed upon for the Trust by its special Delaware counsel named in the related Prospectus Supplement.

                                    EXPERTS


      The consolidated balance sheets of CIT as of December 31, 1997 and 1996 and the related consolidated statements of income, changes in stockholders' equity and cash flows and for each of the years in the three-year period ended December 31, 1997 have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                            INDEX OF PRINCIPAL TERMS

Affiliated Owner...........................................................7, 26
Asset Service Center..........................................................32
Available Amount..........................................................15, 56
Bankruptcy Code...........................................................23, 66
Benefit Plan..................................................................70
Business Day..............................................................14, 35
Capitalized Interest Account..................................................13
Cash Collateral Account.......................................................42
Cede....................................................................2, 7, 34
Cedel...................................................................2, 9, 25
Cedel Participants............................................................44
Certificate Distribution Account..............................................52
Certificate Final Scheduled Distribution Date.................................14
Certificate Owner.........................................................25, 35
Certificate Owners.............................................................7
Certificate Pool Factor.......................................................30
Certificateholders............................................................46
Certificates............................................................1, 6, 34
CIT.....................................................................2, 6, 22
CITCF-NY..................................................................11, 22
CITSF......................................................................6, 22
Closing Date..................................................................11
Code......................................................................20, 68
Collection Account............................................................52
Commission.....................................................................3
Company.................................................................1, 6, 22
Contract Files................................................................26
Contract Pool.........................................................10, 27, 28
Contract Rate.................................................................28
Contracts..............................................................1, 10, 28
Controlling Notes.............................................................38
Cooperative...................................................................45
Credit Facility...............................................................42
Credit Facility Provider......................................................42
Dealers...................................................................11, 22
Defaulted Contracts...........................................................48
Definitive Certificates.......................................................46
Definitive Notes..............................................................46
Definitive Securities.........................................................46
Deposit Date..................................................................26
Depositories..................................................................43
Depository....................................................................25
Determination Date............................................................15
Distribution Date.........................................................14, 35
DKB...........................................................................31
DTC.....................................................................2, 7, 25
DTC Rules.....................................................................44
Due Period....................................................................15
Eligible Account..............................................................52

Eligible Institution..........................................................52
Eligible Investments..........................................................52
Enhancement...................................................................41
ERISA.....................................................................20, 70
Euroclear...............................................................2, 9, 45
Euroclear Operator............................................................45
Euroclear Participants........................................................45
Event of Termination..........................................................59
Events of Default.............................................................38
Financed Vehicles..........................................................1, 10
Force-Placed Insurance........................................................58
FTC Rule......................................................................67
Funding Period.............................................................8, 13
Holder........................................................................43
Holders.......................................................................46
Indenture...............................................................2, 8, 36
Indenture Trustee.......................................................2, 6, 36
Indirect Participants.........................................................43
Initial Contracts..........................................................1, 10
Initial Cut-off Date.......................................................1, 10
Initial Financed Vehicles..................................................1, 10
Initial Pool Balance......................................................19, 61
Insolvency Laws...............................................................66
Insurance Advances............................................................59
Interest Accrual Period.......................................................14
Interest Rate..................................................................9
IRS...........................................................................68
Issuer.........................................................................6
Late Fees.................................................................15, 56
Limited Guarantee.............................................................42
Liquidated Contracts..........................................................48
Liquidity Facility............................................................43
Liquidity Facility Provider...................................................43
List of Contracts.............................................................49
Military Reservist Relief Act.................................................50
Monthly Advance...........................................................17, 55
Non-Reimbursable Payment..................................................18, 56
Note Distribution Account.....................................................52
Note Final Scheduled Distribution Date........................................14
Note Owner................................................................25, 36
Note Owners....................................................................9
Note Pool Factor..............................................................30
Noteholders...................................................................46
Notes...................................................................1, 8, 36
Obligor...................................................................11, 55
Oklahoma Tax Counsel..........................................................69
Original Certificate Balance..................................................26
Owner Trustee...............................................................2, 6
Paid-Ahead Account............................................................52
Paid-Ahead Period.............................................................28
Paid-Ahead Precomputed Contract...............................................28
Paid-Ahead Simple Interest Contract...........................................28
Participants..................................................................43
Pass-Through Rate..........................................................7, 35

Payment Shortfall.........................................................17, 55
Pool Balance..................................................................19
Pooling and Servicing Agreement................................................2
Precomputed Contracts.........................................................28
Pre-Funded Amount.............................................................12
Pre-Funded Percentage.........................................................24
Pre-Funding Account............................................................8
Principal Liquidation Loss Amount.............................................39
Prospectus Supplement..........................................................1
PTCE..........................................................................70
Purchase Agreement............................................................11
Purchase Agreements...........................................................49
Purchase Price................................................................51
Rating Agency.............................................................19, 71
Rating Agency Condition.......................................................37
Record Date...............................................................14, 35
Registration Statement.........................................................3
Related Documents.............................................................40
Repurchase Event..............................................................11
Repurchased Contract......................................................11, 51
Required Servicer Ratings.....................................................55
Reserve Account...........................................................41, 42
Reserve Fund..................................................................41
Retained Yield................................................................51
Sale and Servicing Agreement...................................................2
Securities..............................................................1, 8, 36
Security Owner................................................................36
Securityholder................................................................43
Securityholders............................................................4, 46
Seller......................................................................1, 6
Servicer....................................................................2, 6
Servicer Letter of Credit.....................................................55
Servicer Payment..............................................................15
Servicing Fee.............................................................18, 54
Servicing Fee Rate........................................................18, 54
Simple Interest Contracts.....................................................28
Soldiers' and Sailors' Civil Relief Act.......................................50
Spread Account................................................................42
Stripped Certificates..........................................................8
Stripped Notes.................................................................9
Subsequent Contracts.......................................................1, 10
Subsequent Cut-off Date....................................................1, 12
Subsequent Financed Vehicles...............................................1, 10
Subsequent Purchase Agreement.................................................12
Subsequent Transfer Agreement.................................................12
Subsequent Transfer Date......................................................12
Terms and Conditions..........................................................45
Trust.......................................................................1, 6
Trust Agreement................................................................2
Trust Documents...............................................................49
Trustee........................................................................2
Trustees.......................................................................6
UCC.......................................................................22, 62
Underwriters..................................................................70

Underwriting Agreement........................................................70
Yield Supplement Account......................................................42

No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement and the accompanying Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Company, CITSF or any Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of the Company since such date.

                                   ----------

                                Table of Contents
                              Prospectus Supplement

                                                                            Page
                                                                            ----

Summary.....................................................................S-3
Risk Factors................................................................S-19
Structure of the Transaction................................................S-22
The Trust Property..........................................................S-23
The Contract Pool...........................................................S-24
Maturity and Prepayment Considerations......................................S-29
Yield and Prepayment Considerations.........................................S-34
Pool Factors................................................................S-34
Use of Proceeds.............................................................S-35
The CIT Group/Sales Financing, Inc., Servicer...............................S-35
The Certificates............................................................S-39
The Notes...................................................................S-41
Enhancement.................................................................S-43
The Purchase Agreements and the Trust Documents.............................S-45
Certain Federal Income Tax Consequences.....................................S-47
Plan of Distribution........................................................S-52
Ratings.....................................................................S-53
Legal Matters...............................................................S-53
Annex I.....................................................................S-54
Index of Principal Terms....................................................S-57

                                   Prospectus

Available Information........................................................  3
Prospectus Supplement........................................................  3
Reports to Securityholders...................................................  3
Documents Incorporated by Reference..........................................  4
Summary......................................................................  6
Risk Factors................................................................. 22
The Trusts................................................................... 26
The Trust Property........................................................... 27
The Contract Pool............................................................ 28
Yield and Prepayment Considerations.......................................... 30
Pool Factors................................................................. 30
Use of Proceeds.............................................................. 30
The CIT Group, Inc........................................................... 31
The CIT Group Securitization Corporation II, Seller.......................... 31
The CIT Group/Sales Financing, Inc., Servicer................................ 32
The Certificates............................................................. 34
The Notes.................................................................... 36
Enhancement.................................................................. 41
Certain Information Regarding the Securities................................. 43
The Purchase Agreements and the Trust Documents.............................. 49
Certain Legal Aspects of the Contracts....................................... 62
Certain Federal Income Tax Consequences...................................... 68
Certain State Tax Consequences............................................... 69
ERISA Considerations......................................................... 70
Plan of Distribution......................................................... 70
Financial Information........................................................ 71
Ratings...................................................................... 71
Legal Matters................................................................ 71
Experts...................................................................... 72
Index of Principal Terms..................................................... 73

Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               $___________
                               (Approximate)

                               CIT RV
                               Trust 199__-__

                               $__________  __%
                               Asset-Backed Notes

                               $________ ___% Asset-Backed
                               Certificates

                               The CIT Group
                               Securitization
                               Corporation II,
                               Seller

                               The CIT Group/Sales
                               Financing, Inc.,
                               Servicer

                               [Underwriters]

                               Prospectus

                               Dated _________

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

      The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.


        SEC registration fee...............................   $  152,900.00
        Attorney's fees and expenses ......................      300,000.00
        Accounting fees and expenses ......................      100,000.00
        Blue sky fees and expenses ........................       40,000.00
        Rating agency fees ................................      400,000.00
        Trustee's fees and expenses .......................       20,000.00
        Printing expenses .................................      130,000.00
        Miscellaneous fees and expenses ...................       20,000.00
                                                              -------------
            Total..........................................   $1,162,900.00
                                                              =============



Item 15.  Indemnification of Directors and Officers.

      Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification may be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      Section 145 further provides that to the extent a director, officer, employee, or agent of a corporation has been successful in the defense of any action, suit, or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person acting in any of the capacities set forth in the second preceding paragraph against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

      The Registrants' By-Laws provide for indemnification of directors and officers of each Registrant to the full extent permitted by Delaware law.

      Article X of the By-laws of CIT and Article VIII of the By-laws of the Company provide, in effect, that, in addition to any rights afforded to an officer, director or employee of such Registrant by contract or operation of law, such Registrant may indemnify any person who is or was a director, officer, employee, or agent of such Registrant, or of any other corporation which he served at the request of such Registrant, against any and all liability and reasonable expense incurred by him in connection with or resulting from any claim, action, suit, or proceeding (whether brought by or in the right of such Registrant or such other corporation or otherwise), civil or criminal, in which he may have become involved, as a party or otherwise, by reason of his being or having been such director, officer, employee, or agent of such Registrant or such other corporation, whether or not he continues to be such at the time such liability or expense is incurred, provided that such person acted in good faith and in what he reasonably believed to be the best interests of such Registrant or such other corporation, and, in connection with any criminal action proceeding, had no reasonable cause to believe his conduct was unlawful.

      Such Articles further provide that any person who is or was a director, officer, employee, or agent of each Registrant or any director or indirect wholly-owned subsidiary of each Registrant shall be entitled to indemnification as a matter of right if he has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit, or proceeding of the type described in the foregoing paragraph.

      In addition, the Registrants maintain directors' and officers' reimbursement and liability insurance pursuant to standard form policies with aggregate limits of $90,000,000. The risks covered by such policies do not exclude liabilities under the Securities Act of 1933.

      Pursuant to the form of Underwriting Agreement, the Underwriters will agree, subject to certain conditions, to indemnify the Registrants, their directors, certain of their officers and persons who control the Registrants within the meaning of the Securities Act of 1933 against certain liabilities.

Item 16.  Exhibits and Financial Statement Schedules.

      a.  Exhibits:

        1.1 Form of Underwriting Agreement, incorporated by reference herein to Exhibit 1.1 to Registration Statement 33-65057

        3.1 Certificate of Incorporation, as amended, of The CIT Group Securitization Corporation II, incorporated by reference herein to Exhibit 3.1 to Registration Statement 33-65057

        3.2     By-laws, as amended, of The CIT Group Securitization Corporation
                II,   incorporated  by  reference   herein  to  Exhibit  3.2  to
                Registration Statement 333-07249

        4.1 Form of Indenture between the Trust and the Indenture Trustee, incorporated by reference herein to Exhibit 4.1 to Registration Statement 33-65057

        4.2 Form of Trust Agreement between the Company and the Owner Trustee, incorporated by reference herein to Exhibit 4.2 to Registration Statement 33-65057

        4.3 Form of Sale and Servicing Agreement among the Company, CITSF and the Trust, incorporated by reference herein to Exhibit 4.3 to Registration Statement 33-65057

        4.5     Form of Limited  Guarantee,  incorporated by reference herein to
                Exhibit 4.4 to Registration Statement 33-59209

        4.6     Form  of  Pooling  and  Servicing  Agreement,   incorporated  by
                reference  herein  to  Exhibit  4.1  to  Registration  Statement
                33-72878

        5.1*    Opinion of Schulte Roth & Zabel with respect to legality

        5.2*    Opinion of Richards, Layton & Finger with respect to legality

        8.1*    Opinion of Schulte Roth & Zabel LLP with respect to tax matters

        8.2*    Opinion of Crowe & Dunlevy, P.C. with respect to tax matters

       10.1     Form of Purchase Agreement,  incorporated by reference herein to
                Exhibit 10.1 to Registration Statement 33-65057

       10.2 Form of Subsequent Purchase Agreement, incorporated by reference herein to Exhibit 10.2 to Registration Statement 33-65057

       23.1*    Consent of Schulte Roth & Zabel LLP (included as part of Exhibit
                5.1)

       23.2*    Consent  of  Richards,  Layton  &  Finger  (included  as part of
                Exhibit 5.2)


       23.3**   Consent of KPMG LLP


       23.4*    Consent of Crowe & Dunlevy, P.C.

       24.1* Powers of Attorney of The CIT Group Securitization Corporation II (included on page II-4)

       24.2*    Powers of Attorney of The CIT Group, Inc.

       24.3**   Certified Board Resolutions of The CIT Group, Inc.

------------
 *  Previously filed.
**  Filed herewith.

      b.  Financial Statement Schedules:

      Not applicable.

Item 17.  Undertakings.

      The Registrants hereby undertake:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

                (ii) To reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      The undersigned Registrants undertake that, for purposes of determining any liability under the Act, each filing of the Registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      The undersigned Registrants hereby agree to provide to the underwriter at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

      Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Livingston, State of New Jersey, on March 11, 1999.


                                    THE CIT GROUP SECURITIZATION CORPORATION II

                                    By:  /s/ JAMES J. EGAN, JR.
                                         ---------------------------------------
                                         Name:  James J. Egan, Jr.
                                         Title: President

                               POWER OF ATTORNEY

      Each person whose signature to this Registration Statement appears below hereby constitutes and appoints Norman H. Rosen, James J. Egan, Jr. and Richard
W. Bauerband, or any of them (with the full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto, and each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                 Title                     Date
---------                                 -----                     ----


/s/ JAMES J. EGAN, JR.            President and Director          March 11, 1999
---------------------------       (principal executive
    JAMES J. EGAN, JR.            officer)

/s/ RICHARD W. BAUERBAND          Executive Vice President        March 11, 1999
---------------------------       and Director
    RICHARD W. BAUERBAND

    JOSEPH J. CARROLL*            Director
---------------------------
    JOSEPH J. CARROLL

/s/ FRANK GARCIA                  Vice President                  March 11, 1999
---------------------------       (principal financial
    FRANK GARCIA                  and accounting
                                  officer)

                                *By /s/ JAMES J. EGAN, JR.        March 11, 1999
                                    -------------------------
                                        JAMES J. EGAN, JR.
                                        Attorney-in-fact

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on March 11, 1999.


                                      THE CIT GROUP, INC.

                                      By:  /s/ ERNEST D. STEIN
                                           ----------------------------------
                                           Ernest D. Stein
                                           Executive Vice President, General
                                           Counsel and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature and Title                                             Date
     -------------------                                             ----


     ALBERT R. GAMPER, JR.*
-------------------------------
 President, Chief Executive
    Officer, and Director
 (Principal executive officer)


       Daniel P. Amos*
-------------------------------
          Director

        Yoshiro Aoki*
-------------------------------
          Director

      Takasuke Kaneko*
-------------------------------
          Director

      Hisao Kobayashi*
-------------------------------
          Director

    Joseph A. Pollicino*
-------------------------------
          Director

        Paul N. Roth*
-------------------------------
          Director

       Peter J. Tobin*
-------------------------------
          Director

       Tohru Tonoike*
-------------------------------
          Director

       Alan F. White*
-------------------------------
          Director



-------------------------------
      Anthea Disney-Director

     /s/ JOSEPH M. LEONE
-------------------------------
       Joseph M. Leone                                           March 11, 1999
  Executive Vice President
 and Chief Financial Officer
    (principal financial
   and accounting officer)

                                    *By /s/ ERNEST D. STEIN      March 11, 1999
                                        ---------------------
                                        Ernest D. Stein
                                        Attorney-in-fact